As filed with the Securities and Exchange Commission on July 8, 2011
Securities Act File No. 33-46973
Investment Company Act File No. 811-6625

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-1A

Registration Statement Under the Securities Act of 1933	☑
Pre-Effective Amendment No. ___	☐

Post-Effective Amendment No. 71	☑

and
Registration Statement Under the Investment Company Act of 1940

Amendment No. 72	☑

THE PAYDEN & RYGEL INVESTMENT GROUP
(formerly P & R Investment Trust)
(Exact Name of Registrant as Specified in Charter)
333 South Grand Avenue, 32nd Floor
Los Angeles, California 90071
(Address of Principal Executive Offices)
(213) 625-1900
(Registrant’s Telephone Number, Including Area Code)
Edward S. Garlock, Esq.
333 South Grand Avenue, 32nd Floor
Los Angeles, California 90071
(213) 625-1900
(Name and Address of Agent for Service)
Copy to: Arthur L. Zwickel, Esq.
Paul, Hastings, Janofsky & Walker LLP
515 S. Flower St., Los Angeles, California 90071
Approximate Date of Proposed Public Offering:
As soon as practicable following effective date.
It is proposed that this filing will become effective:

☐	Immediately upon filing pursuant to paragraph (b)

☐	On (date) pursuant to paragraph (b)

☐	60 days after filing pursuant to paragraph (a)(1)

☐	On (date) pursuant to paragraph (a)(1)

☑	75 days after filing pursuant to paragraph (a)(2)

☐	On (date) pursuant to paragraph (a)(2), of Rule 485.

☐	This post-effective amendment designates a new effective Date for a previously filed post-effective amendment.
Title of Securities being registered: Shares of Beneficial Interest

PROSPECTUS

September      , 2011

» GLOBAL BOND FUND
Payden Emerging Markets Local Bond Fund
  (Investor Class — Ticker Symbol            )

The U.S. Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

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Payden Mutual Funds

FUND SUMMARY – GLOBAL BOND FUND

 PAYDEN EMERGING MARKETS LOCAL BOND FUND

INVESTMENT OBJECTIVE:
The Fund seeks a high level of total return.

FEES AND EXPENSES:
The following table shows the fees and expenses you may pay if you buy and hold shares of this Fund.

Shareholder Fees (Fees paid directly from your investment) Redemption Fee (as a percentage of amount redeemed, if you redeem or exchange shares within 30 days of purchase of the shares)	2.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.75%
Other Expenses(1)	0.75%
Total Annual Fund Operating Expenses(2)	1.50%
Fee Waiver or Expense Reimbursement(3)	0.25%
Total Annual Fund Operating Expenses After Fee Waiver or Expense Reimbursement	1.25%

(1)	Other Expenses are based on estimated amounts for the Fund’s first fiscal year.

(2)	The Fund’s investment adviser has contractually agreed that for so long as it is the investment adviser to the Fund, Total Annual Fund Operating Expenses will not exceed 1.50%.

(3)	The Fund’s investment adviser has contractually agreed to waive its investment advisory fee or reimburse Fund expenses to the extent that Total Annual Fund Operating Expenses After Fee Waiver or Expense Reimbursement (excluding interest and taxes) exceed 1.25%. This agreement has an initial term ending February 28, 2012; it may be renewed and may be amended by approval of a majority of the Fund’s Board of Trustees.
Example of Fund Expenses. This example will help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It shows what you would pay in expenses over time, whether or not you sold your shares at the end of each period. It assumes (a) a $10,000 initial investment, (b) 5% total return each year, and (c) no change in Total Annual Fund Operating Expenses After Fee Waiver or Expense Reimbursement for the 1-year period, or Total Annual Fund Operating Expenses for the 3-year period. Although your actual expenses may be higher or lower, based on these assumptions your expenses would be:

1 Year	3 Years
$77	$ 294

Portfolio Turnover. The Fund pays transaction costs when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance. The Fund began operations on September         , 2011

PRINCIPAL INVESTMENT STRATEGIES:
•	The Fund invests in a wide variety of debt instruments and income-producing securities (“Debt Securities”). Debt Securities include (1) debt securities issued or guaranteed by the U.S. Government and foreign governments and their agencies and instrumentalities, political subdivisions of foreign governments (such as provinces and municipalities), and supranational organizations (such as the World Bank); (2) debt securities, loans and commercial paper issued by U.S. and foreign companies; (3) dividend-paying convertible stock; and (4) convertible bonds and preferred stock.

•	Under normal market conditions, the Fund invests at least 80% of its total assets in Emerging Markets Investments. “Emerging Markets Investments” include Debt Securities that are issued by governments, agencies and instrumentalities of emerging market countries and other issuers organized or headquartered in emerging market countries, or that are economically tied to an emerging market country, or that are denominated in the predominant currency of the local market of an emerging market country (“Emerging Markets Currency”), or whose performance is linked to those countries’ currencies, markets, economies or ability to repay loans.. A Debt Security is economically tied to an emerging market country if it is principally traded in the country’s securities markets, or principally operates in that country, or derives a majority of its income from its operations within the country, or has a majority of its assets within the country. Generally, an “emerging market country” is any country which the World Bank, the International Finance Corporation or the United Nations defines as having an emerging or developing economy. However, the Fund’s adviser, Payden & Rygel (“Payden”) has broad discretion to invest in countries that it considers emerging markets countries.

•	Emerging Market Investments also include Emerging Markets Currencies and derivative instruments (including, but not limited to, spot and currency contracts, futures, options and swaps) used to hedge or gain exposure to the securities markets of emerging market countries or Emerging Markets Currencies. The Fund may use derivatives to a significant extent.

•	Under normal market conditions, a significant portion of the Fund’s investments will be denominated in Emerging Markets Currencies. However, Emerging Markets Investments may be denominated in non-Emerging Markets Currencies, including the U.S. dollar.

•	The Fund may invest up to 20% of its total assets in other debt securities and similar debt instruments, including those of issuers located in countries with developed securities markets.

•	Under normal market conditions, the Fund may invest a substantial portion of its total assets in debt securities of issuers whose securities are rated below investment grade (commonly called “junk bonds”). Investment grade debt securities are rated within the four highest grades by at least one of the major rating agencies, such as Standard & Poor’s (at least BBB-), Moody’s (at least Baa3) or Fitch (at least BBB-), or are securities that Payden determines to be of comparable quality. Further information regarding credit ratings is in Appendix A.

•	Under normal market conditions, the average portfolio duration of the Fund varies within two years (plus or minus) of the duration of the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), which as of June 30, 2011 was 4.30 years. Duration is a measure of the expected life of a fixed income security that is used to determine the sensitivity of a security’s price to changes in interest rates.

•	The Fund invests in debt securities that Payden believes offer attractive yields and are undervalued relative to securities of similar credit quality and interest rate sensitivity. Payden reviews historical interest rate spread relationships, as well as economic and issuer scenario analyses, in making investment decisions.

•	The Fund is “non-diversified,” which means that Payden may from time to time invest a larger percentage of the Fund’s assets in securities of a limited number of issuers.

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FUND SUMMARY – GLOBAL BOND FUND

 PAYDEN EMERGING MARKETS LOCAL BOND FUND (continued)

PRINCIPAL INVESTMENT RISKS:
Depending on the circumstances, there is always the risk that you could lose all or a portion of your investment in the Fund. The following risks could also affect the value of your investment in the Fund:

ª	As with most bond funds, the income on and value of your shares in the Fund will fluctuate along with interest rates. When interest rates rise, the market prices of the debt securities the Fund owns decline. When interest rates fall, the prices of these securities usually increase. Generally, the longer the Fund’s average portfolio maturity, the greater the price fluctuation. The value of any security owned by the Fund may also fall in response to events affecting the issuer of the security, such as its ability to continue to make principal and interest payments, or its credit ratings.

ª	Investing in foreign securities poses additional risks. The performance of foreign securities can be adversely affected by the different political, regulatory and economic environments in countries where the Fund invests, and fluctuations in foreign currency exchange rates may also adversely affect the value of foreign securities. In addition, emerging markets tend to be more volatile than the U.S. market or developed foreign markets.

ª	The use of derivative instruments, such as options, futures or swaps, involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other more traditional instruments. For further information, please see the “Derivative Instruments” discussion in the “More About Investment Strategies, Related Risks and Disclosure of Portfolio Holdings” section in this Prospectus.

ª	Below investment grade securities (commonly called “junk bonds”) are speculative and involve a greater risk of default and price change due to changes in the issuer’s creditworthiness. The market prices of these debt securities may fluctuate more than the market prices of investment grade debt securities and may decline more significantly in periods of general economic difficulty.

ª	The Fund is “non-diversified,” which means that compared with diversified funds, the Fund may invest a greater percentage of its assets in a particular issuer. Accordingly, events that affect a few — or even one — of the Fund’s investments may have a greater impact on the value of the Fund’s shares than they would if the Fund were diversified.

PAST FUND PERFORMANCE:

Performance information for the Fund has not been presented because the Fund has not been in operation for a full calendar year as of the date of this Prospectus.

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FUND SUMMARY – GLOBAL BOND FUND

 PAYDEN EMERGING MARKETS LOCAL BOND FUND (continued)

MANAGEMENT:
Investment Adviser. Payden & Rygel is the Fund’s investment adviser.
Portfolio Manager. Kristin Ceva, Chartered Financial Analyst (“CFA”), is a Managing Principal and portfolio manager. Ms. Ceva has been with Payden since 1998. Cristina Panait, CFA, is a Vice President and portfolio manager. Ms. Panait has been with Payden since 2000.

PURCHASE AND SALE OF FUND SHARES:
The minimum initial and additional investment amounts for each type of account are shown below, although the Fund or the Fund’s distributor may in its discretion lower or waive these amounts for certain categories of investors.

	INITIAL	ADDITIONAL
ACCOUNT TYPE	INVESTMENT	INVESTMENT

Regular	$5,000	$250
Tax-Sheltered	$2,000	$250
Electronic Investment
Set schedule	$2,000	$250
No set schedule	$5,000	$250
Automatic Exchange	NA	$250

You may redeem shares by contacting the Fund in writing, at Payden Mutual Funds, P.O. Box 1611, Milwaukee, WI 53201-1611, by calling 1-800-572-9336, via the Fund’s Internet site at payden.com, or through a financial intermediary. Purchases and redemptions by telephone are only permitted if you previously established these options on your account.

TAX INFORMATION:
The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Tax-deferred amounts may be subject to tax later.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES:
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Internet site for more information.

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You have just read the Fund Summary for the Fund, which sets forth the Fund’s Investment Objective, as well as its Principal Investment Strategies and Principal Investment Risks. This section of this Prospectus discusses additional investment strategies that may be used, as well as, types of securities and investment techniques applicable to the Fund. In addition, this section discusses the policies on the disclosure of the Fund’s portfolio holdings.

INFLATION-INDEXED SECURITIES
The Fund may invest in inflation-indexed securities. Unlike a conventional bond, on which the issuer makes regular fixed interest payments and repays the face value of the bond at maturity, an inflation-indexed security provides principal and interest payments that are adjusted over time to reflect inflation — a rise in the general price level. Inflation-indexed securities are designed to provide a “real rate of return” — a return after adjusting for the impact of inflation, which erodes the purchasing power of an investor’s portfolio. This adjustment is a key feature, although during a period of deflation principal and interest payments on inflation-indexed securities will be adjusted downward, and an investing Fund will be subject to deflation risk with respect to these investments. The price of inflation-indexed securities is affected by fluctuations in “real” interest rates (the component of interest rates not tied to investor expectations of future inflation). A rise in real interest rates will generally cause the price of an inflation-indexed security to fall, while a decline in real interest rates will generally increase the price of an inflation-indexed security.

MORTGAGE-BACKED SECURITIES
The Fund may invest in obligations issued to provide financing for U.S. residential housing and commercial mortgages. The Fund may also invest in foreign mortgage-related securities. On the credit side, the market’s perception of the creditworthiness of the Federal agency or private entity issuing the obligation, or of the credit quality of the underlying assets, for example the sub-prime segment of the mortgage-backed securities market, may have a negative impact on the value of the obligation. Further, certain commercial mortgage-backed securities are issued in several classes with different levels of yield and credit protection. An investment in the lower classes of a commercial mortgage-backed security with several classes will have greater risks than an investment in the higher classes, including greater interest rate, credit and prepayment risks. With respect to prepayment risk, payments made on the underlying mortgages and passed through to an investing Fund represent both regularly scheduled principal and interest payments, as well as prepayments of principal. Mortgage-backed securities may be prepaid prior to maturity, and hence the actual life of the security cannot be accurately predicted. During periods of falling interest rates, prepayments may accelerate, which would require an investing Fund to reinvest the proceeds at a lower interest rate. Although generally rated investment grade, the securities could become illiquid or experience losses if the mortgages default or if guarantors or insurers default.

ASSET-BACKED SECURITIES
The Fund may invest in U.S. asset-backed securities, which represent undivided fractional interests in trusts with assets consisting of a pool of loans such as motor vehicle retail installment sales contracts or credit card receivables. The Fund may also invest in foreign asset-backed securities. On the credit side, the credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator of the debt obligations or any other affiliated entities and the amount and quality of any credit support provided to the securities. In addition, certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults. With respect to prepayment risk, payments by these securities are typically made monthly, consisting of both principal and interest payments. Asset-backed securities may be prepaid prior to maturity, and hence the actual life of the security cannot be accurately predicted. During periods of falling interest rates, prepayments may accelerate, which would require an investing Fund to reinvest the proceeds at a lower interest rate. Although generally rated investment grade, the securities could become illiquid or experience losses if the loans default or if guarantors or insurers default.

U.S. GOVERNMENT AND AGENCY SECURITIES
The Fund may purchase debt obligations issued by the U.S. Treasury, which are backed by the full faith and credit of the U.S. Government. These securities include U.S. Treasury bills, notes and bonds. In addition, the Fund may purchase debt obligations, commonly called U.S. Government agency securities, which are issued by agencies chartered by the U.S. Government. These issuers are generally classified as government-sponsored enterprises and are often referred to as “GSEs.” To the extent the Fund invests in GSEs, the Fund primarily invests in securities issued by one or more of the following GSEs:

ª	The Government National Mortgage Association (GNMA) issues mortgage-backed securities that are collateralized by home loans. GNMA securities are backed by the full faith and credit of the U.S. Government.

ª	Each of the Federal National Mortgage Association (FNMA) and the Federal Home Loan Mortgage Corporation (FHLMC) issue debt obligations in order to purchase home mortgages. Both agencies package a portion of these mortgages into mortgage-backed securities that are sold to investors such as the Funds. These securities are not backed by the full faith and credit of the U.S. Government. However, both FNMA and FHLMC benefit from a contractual agreement with the U.S. Treasury (the Preferred Stock Purchase Agreement), which provides them with the necessary cash resources to maintain a positive net worth through year-end 2012.

As of September 7, 2008, the Federal Housing Finance Agency (FHFA) has been appointed as the conservator of FHLMC and FNMA for an indefinite period. In accordance with the Federal Housing Finance Regulatory Reform Act of 2008 and the

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Federal Housing Enterprises Financial Safety and Soundness Act of 1992, as conservator, the FHFA will control and oversee these entities until the FHFA deems them financially sound and solvent. During the conservatorship, each entity’s obligations are expected to be paid in the normal course of business.

Although no express guarantee exists for the debt or mortgage-backed securities issued by these entities, the U.S. Treasury, through its Preferred Stock Purchase Agreement, has attempted to enhance the ability of these entities to meet their obligations. On December 24, 2009, the U.S. Treasury amended its Preferred Stock Purchase Agreement to remove its $200 billion per institution limit for funding under these agreements to accommodate any cumulative reduction in net worth over the next three years. The Federal Government is currently in the process of reviewing issues around longer term reform of the GSEs role in the U.S. housing market.

ª	The Federal Home Loan Bank System (FHLB) is comprised of twelve regional banks that provide liquidity and credit to thrift institutions, credit unions and commercial banks. FHLB issues debt obligations to fund its operations. These debt obligations are not backed by the full faith and credit of the U.S. Government.

ª	The Federal Farm Credit Bank System (FFCB) is comprised of cooperatively owned lending institutions that provide credit to farmers and farm-affiliated businesses. FFCB issues debt obligations to fund its operations. These debt obligations are not backed by the full faith and credit of the U.S. Government, nor can FFCB borrow from the U.S. Treasury.

LOAN PARTICIPATIONS AND ASSIGNMENTS
The Fund may invest in fixed-rate and floating-rate loans, which investments generally will be in the form of loan participations and assignments of portions of such loans. Participations and assignments involve special types of risk, including credit risk, interest rate risk, liquidity risk and risks of being a lender. If an investing Fund purchases a participation, it may only be able to enforce its rights through the lender, and may assume the credit risk of the lender in addition to the borrower.

EXCHANGE-TRADED FUNDS
The Fund may invest in exchange-traded funds (“ETFs”) and other broad market derivative instruments, subject to limitations in amount set forth in regulations under the Investment Company Act of 1940, as amended. These limitations are described under “Investments in Exchange-Traded Funds” in the section on “Investment Strategies/Techniques and Related Risks” in the Statement of Additional Information, a copy of which is available, free of charge, on the Fund’s Internet site at payden.com.
ETFs are shares of a portfolio designed to track closely the performance of any one or an array of market indexes. Examples include the S&P 500 Index and the MSCI Europe Index. ETFs trade on the American Stock Exchange, the Chicago Board Options Exchange and the New York Stock Exchange in the same way shares of publicly held companies trade on such exchanges. They may be traded any time during normal trading hours, using all of the portfolio management approaches associated with stocks, e.g., market orders, limit orders, or stop orders. They are also subject to the risks of trading halts due to market conditions or other reasons. In addition, investment in an ETF by the Fund will involve duplication of expenses, as it will require payment by the Fund of its pro rata share of advisory and administrative fees charged by the ETF.

BELOW INVESTMENT GRADE DEBT OBLIGATIONS
The Fund may invest in below investment grade debt obligations (commonly called “junk bonds”). Investment grade debt securities are rated within the four highest grades by at least one of the major rating agencies, such as Standard & Poor’s (at least BBB−), Moody’s (at least Baa3) or Fitch (at least BBB−), or are securities determined by the Fund’s investment adviser to be of comparable quality. Lower quality debt securities are more speculative, less liquid and involve a greater risk of default or price change due to changes in the issuer’s creditworthiness. The market prices of these securities may fluctuate more than the market prices of investment grade securities and may decline significantly in periods of general economic difficulty. Further information regarding investment ratings is in Appendix A.

FOREIGN INVESTMENTS
The Fund invests in securities of foreign issuers (“foreign securities”). Investing in foreign securities involves certain risks and considerations not typically associated with investing in U.S. securities, including less publicly available information and less governmental regulation and supervision of foreign stock exchanges, brokers and issuers. Foreign issuers are not usually subject to uniform accounting, auditing and financial reporting standards, practices and requirements. Foreign issuers are subject to the possibility of expropriation, nationalization, confiscatory taxation, adverse changes in investment or exchange control regulation, political instability and restrictions in the flow of international capital. Some foreign securities are less liquid and have more volatile prices than U.S. securities. In addition, settling transactions in foreign securities may take longer than U.S. securities. Obtaining and enforcing judgments against foreign entities may be more difficult than obtaining and enforcing judgments against domestic entities.
Changes in foreign exchange rates may adversely affect the value of the Fund’s securities. Fluctuations in foreign currency exchange rates will also affect the value of dividends and interest earned, gains and losses realized on the sale of securities and any net investment income and gains distributed to shareholders. Some foreign fixed income markets offering attractive returns may be denominated in currencies which are relatively weak or potentially volatile compared to the U.S. dollar.

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FOREIGN CURRENCY TRANSACTIONS
The Fund normally conducts its foreign currency exchange transactions either on a spot (cash) basis at the spot rate prevailing in the foreign currencies, or on a forward basis (contracts to purchase or sell a specified currency at a specified future date and price). The Fund will generally not enter into a forward contract with a term of greater than one year. Although forward contracts are used primarily to protect the Fund from adverse currency movements, they may also be used to increase exposure to a currency, and involve the risk that anticipated currency movements will not be accurately predicted and the Fund’s total return will be adversely affected as a result. Open positions in forward contracts are covered by the segregation with the Fund’s custodian of cash, U.S. Government securities or other debt obligations and are marked-to-market daily.

EMERGING MARKETS
The Fund invests in securities of issuers organized or headquartered in emerging market countries. Foreign investment risks are generally greater for securities of such companies. These countries may have relatively unstable governments, economies based on only a few industries, and securities markets that trade a small number of securities, making trades difficult. Brokerage commissions, custodial services and other similar investment costs are generally more expensive than in the United States. In addition, securities of issuers located in these countries tend to have volatile prices and may offer significant potential for loss as well as gain.

DELAYED DELIVERY TRANSACTIONS
The Fund may engage in delayed delivery transactions. These transactions involve the Fund’s commitment to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place more than seven days in the future, or after a period longer than the customary settlement period for that type of security. When delayed delivery purchases are outstanding, the Fund will set aside and maintain until the settlement date in a segregated account cash U.S. Government securities or high grade debt obligations in an amount sufficient to meet the purchase price. When purchasing a security on a delayed delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value, but does not accrue income on the security until delivery. When the Fund sells a security on a delayed delivery basis, it does not participate in future gains or losses with respect to the security. If the other party to a delayed delivery transaction fails to deliver or pay for the securities, the Fund could miss a favorable price or yield opportunity or could suffer a loss. As a matter of operating policy, the Fund will not invest more than 50% of its total assets in when-issued and delayed delivery transactions.

DERIVATIVE INSTRUMENTS
The Fund uses derivative instruments for risk management purposes or otherwise as part of its investment strategies. Generally, derivatives are financial contracts whose values depend on, or are derived from, the value of an underlying asset, reference rate or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, commodities, and related indexes. Examples of derivative instruments include options contracts, futures contracts, options on futures contracts and swap agreements (including, but not limited to, interest rate, total return and credit default swaps). The Fund may invest some or all of its assets in derivative instruments. The Fund typically uses derivatives as a substitute for taking a position in the underlying asset or as part of a strategy designed to reduce exposure to other risks, such as interest rate risk or currency risk. The Fund may also use derivatives for leverage, in which case their use would involve leverage risk. A portfolio manager may decide not to employ any of these strategies and there is no assurance that any derivatives strategy used by the Fund will succeed. A description of these and other derivative instruments that the Fund may use are described under “Derivative Instruments” in the section on “Investment Strategies/Techniques and Related Risks” in the Statement of Additional Information, a copy of which is available, free of charge, on the Fund’s Internet site at payden.com.
The Fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other more traditional investments. A description of various risks associated with particular derivative instruments is included in the Statement of Additional Information. The following provides a more general discussion of important risk factors relating to all derivative instruments that may be used by the Fund.

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Management Risk. Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument, but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.
Credit Risk. The use of a derivative instrument involves the risk that a loss may be sustained as a result of the failure of another party to the contract (usually referred to as a “counterparty”) to make required payments or otherwise comply with the contract’s terms. In addition, credit default swaps could result in losses if the Fund does not correctly evaluate the creditworthiness of the company on which the credit default swap is based. If the Fund sells credit default swaps, it will maintain sufficient liquidity to cover the entire notional amount of such swaps.
Liquidity Risk. Liquidity risk exists when a particular derivative instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price.
Leverage Risk. Because many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When the Fund uses derivatives for leverage, investments in that Fund will tend to be more volatile, resulting in larger gains or losses in response to market changes. To limit leverage risk, the Fund will segregate assets determined to be liquid by its investment adviser in accordance with established procedures, or as permitted by applicable regulation enter into certain offsetting positions, to cover its obligations under derivative instruments.
Lack of Availability. Because the markets for certain derivative instruments (including markets located in foreign countries) are relatively new and still developing, suitable derivatives transactions may not be available in all circumstances for risk management or other purposes. Upon the expiration of a particular contract, the portfolio manager may wish to retain the Fund’s position in the derivative instrument by entering into a similar contract, but may be unable to do so if the counterparty to the original contract is unwilling to enter into the new contract and no other suitable counterparty can be found. The Fund’s ability to use derivatives may also be limited by certain regulatory and tax considerations.
Market and Other Risks. Like most other investments, derivative instruments are subject to the risk that the market value of the instrument will change in a way detrimental to the Fund’s interest. If a portfolio manager incorrectly forecasts the values of securities, currencies or interest rates or other economic factors in using derivatives for the Fund, the Fund might have been in a better position if it had not entered into the transaction at all. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments. The Fund may also have to buy or sell a security at a disadvantageous time or price because the Fund is legally required to maintain offsetting positions or asset coverage in connection with certain derivatives transactions.
Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives and the inability of derivatives to correlate perfectly with underlying assets, rates and indexes. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to the Fund. Also, the value of derivatives may not correlate perfectly, or at all, with the value of the assets, reference rates or indexes they are designed to closely track. In addition, the Fund’s use of derivatives may cause the Fund to realize higher amounts of short-term capital gains (taxed at ordinary income tax rates) than if the Fund had not used such instruments.

TEMPORARY DEFENSIVE MEASURES
During times when the Fund’s investment adviser believes that a temporary defensive posture is warranted, the Fund may hold part or all of its assets in cash, U.S. Government and Government agency securities, money market obligations, short-term corporate debt securities and money market funds, or may use futures to hedge the entire portfolio. This may help the Fund minimize or avoid losses during adverse market, economic or political conditions. However, during such a period, the Fund may not achieve its investment objective.

PORTFOLIO TURNOVER
The Fund’s annual turnover rate indicates changes in its portfolio investments. The Fund’s investment adviser will sell a security when appropriate and consistent with the Fund’s investment objective and policies, regardless of the effect on the Fund’s portfolio turnover rate. Buying and selling securities generally involves some expense to the Fund, such as broker commissions and other transaction costs, and a high turnover rate in any year will result in payment by the Fund of above-average transaction costs and could result in the payment by shareholders of above-average amounts of taxes on realized investment gains. The Fund cannot accurately predict its future annual portfolio turnover rate. It can vary substantially from year to year since portfolio adjustments are made when conditions affecting relevant markets, particular industries or individual issues warrant such action. In addition, portfolio turnover may also be affected by sales of portfolio securities necessary to meet cash requirements for redemptions of shares. Finally, portfolio turnover may be higher initially for a new fund. In the case of the Fund, it may be expected that the turnover rate may be approximately 100% in the first year.

DISCLOSURE OF FUND PORTFOLIO HOLDINGS
The Fund makes available listings of its portfolio holdings pursuant to policies and procedures set forth under the heading “Disclosure of Fund Portfolio Holdings” in the Statement of Additional Information for the Fund, a copy of which is available, free of charge, on the Fund’s Internet site at payden.com.

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RISKS AND DISCLOSURE OF PORTFOLIO HOLDINGS

OTHER INVESTMENTS AND TECHNIQUES
The Fund may invest in other types of securities and use a variety of investment techniques and strategies that are not described in this Prospectus. These securities and techniques may subject the Fund to additional risks. Please see the Statement of Additional Information for more information about the securities and investment techniques described in this Prospectus and about additional securities and techniques that may be used by the Fund.

MANAGEMENT OF THE FUND

INVESTMENT ADVISER
Payden & Rygel (“Payden”), located at 333 South Grand Avenue, Los Angeles, California 90071, serves as investment adviser to the Fund pursuant to an Investment Advisory Agreement. Payden is an investment counseling firm founded in 1983, and currently has approximately $55 billion of assets under management.
Investment Policy Committee. Payden’s Investment Policy Committee is responsible for defining the broad investment parameters of the Fund, including for example the types of strategies to be employed and the range of securities acceptable for investment by the Fund. The Committee is comprised of Kristin Ceva, Asha Joshi, Brian Matthews, Joan Payden, Michael Salvay, James Sarni, Mary Beth Syal, Scott Weiner and James Wong.
Kristin Ceva is a Managing Principal who joined Payden in 1998 and has 19 years experience in the investment management business. Asha Joshi is a Managing Principal. She joined Payden in 1994 and has 26 years experience in the investment management business. Brian Matthews is a Managing Principal who joined Payden in 1986 and has 29 years experience in the investment management business. Joan Payden is the President, CEO and founder of Payden. She has over 40 years experience in the investment management business. Michael Salvay is a Managing Principal who joined Payden in 1997 and has 26 years experience in the investment management business. James Sarni is a Managing Principal. He joined Payden in 1991 and has 28 years experience in the investment management business. Mary Beth Syal is a Managing Principal who joined Payden in 1991 and has 26 years experience in the investment management business. Scott Weiner is a Managing Principal. He joined Payden in 1993 and has 27 years experience in the investment management business. Mr. Wong is a Principal who joined Payden in 1995 and has 19 years experience in the investment management business.
Fund Portfolio Managers. Payden follows a team approach in the management of the Fund, in which a team of Payden personnel are responsible for the day-to-day management of the Fund within the broad investment parameters established by the Investment Policy Committee. The team meets regularly to review portfolio holdings and discuss purchase and sales activity of all accounts in the strategy, including the Fund. The portfolio managers, who are generally team leaders or senior investment personnel on the team, are supported by other members of the team. These include research analysts and other investment professionals who provide research support, make securities recommendations and generally support the portfolio managers in all activities. Members of a team may change from time to time. The portfolio managers for the Fund are the following. Kristin Ceva has overall responsibility over the broad aspects of the Fund’s investments, and she and Cristina Panait, CFA, a Vice President and portfolio manager, deal with portfolio construction, broad security selection and risk assessment. Ms. Panait has been with Payden and in the investment management business since 2000.

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As indicated under the “Fees and Expenses” section of the Fund presentations above, Payden has contractually agreed that, for so long as it acts as investment adviser to the Fund, the Total Annual Fund Operating Expenses (excluding interest and taxes) of the Fund will not exceed the percentage indicated of the Fund’s average daily net assets on an annualized basis. In addition, Payden, has also contractually agreed to temporarily limit the Fund’s Total Annual Fund Operating Expenses After Fee Waiver or Expense Reimbursement (excluding interest and taxes) to the percentage indicated of the Fund’s daily net assets on an annualized basis. This Agreement has a one-year term ending February 28, 2012; it may be renewed and may be amended by approval of a majority of the P&R Trust’s Board of Trustees. The Fund remains liable to Payden for expenses subsidized in any fiscal year up to a maximum of three years from the end of the period in which the expenses were subsidized. However, for the Fund in any given year, the level of reimbursement cannot cause the Fund’s annual expense ratio to exceed the contractual expense limits discussed above.
A discussion regarding the basis for the approval by the P&R Trust Board of Trustees of the Investment Advisory Agreement for the Fund will be available in the Fund’s Annual Report for the fiscal year ended October 31, 2011, under the heading “Approval of Investment Advisory Agreement.” The Annual Report is available, free of charge, on the Fund’s Internet site at payden.com.

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PRICING OF FUND SHARES: NET ASSET VALUE
The net asset value per share of the Fund is determined each day the New York Stock Exchange is open for trading as of the close of regular trading (normally 4:00 p.m. Eastern Time) by dividing the difference between the value of assets and liabilities of the Fund by the number of shares outstanding and rounding to the nearest penny.

Fixed Income Securities. Domestic and foreign fixed income securities and other assets for which market quotations are readily available (other than obligations with original maturities of 60 days or less) are valued at market on the basis of quotes obtained from brokers and dealers or pricing services. Such quotations take into account appropriate factors such as institutional-sized trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. Debt securities with original maturities of 60 days or less are valued at amortized cost, which approximates fair value.

Equity Securities. Publicly traded equity securities, whether in the United States or outside the United States, for which market quotations are readily available generally will be valued at the official closing price or the last sale price on the exchange or market where they are principally traded, or if there have been no sales during the day, at the last bid price. Securities traded only on the over-the-counter market are valued at the latest bid price.

Investment Company Securities. In valuing the Fund’s investment in another mutual fund (the “Acquired Fund”), the Fund uses the net asset value per share of the Acquired Fund.

Derivatives. Options, futures, swaps and other similar assets are valued at the official closing price in the case of exchange traded derivatives or on the basis of information provided by the institution with which the Fund entered into the transaction in the case of other securities.

Fair Value Pricing. Fixed income or equity securities for which market quotations are not readily available will be priced at their fair value as determined in good faith using procedures established pursuant to the Valuation and Liquidity Guidelines adopted by the Board of Trustees of the P&R Trust that are applicable to the Fund. In considering the fair value of a security, one or more factors are taken into consideration depending on the circumstances at the time, including for example: the cost of the security or the last reported sales price of the security as a starting point; changes in interest rates; changes in yield spreads of similarly rated or structured securities; fundamental analytical information relating to the security (such as price to earnings ratios for equity securities or yield to maturity for fixed income securities); the value of other similar securities traded on other markets or among dealers; the general financial condition of the issuer; recent developments affecting the issuer; information, including price quotations, from other financial institutions or analysts; or government actions or pronouncements and other significant events affecting the economy, the markets, the fundamental value of the issuer or of the issuer’s industry.
Fair value pricing may occur when (1) developments occur that will affect the value of the Fund’s holdings (“significant events”), and (2) those significant events occur after the close of the markets on which the securities trade, but before the time when the net asset value is computed for the Fund. A significant event may relate to a single issuer or an entire market. Examples include: inter-day market halts when no further trading in the securities occurs that day; other developments related to a particular issuer; or significant market fluctuations, natural disasters, armed conflicts or significant governmental actions.
With respect to events affecting individual issuers, the Valuation and Liquidity Guidelines provide that the analysts and portfolio managers for the Fund monitor the news for significant events on issuers whose securities exceed a certain weight in the Fund in question. If an issuer-specific event occurs that the analysts and portfolio managers believe will affect the Fund’s net asset value by more than a prescribed threshold, designated members of the Pricing Committee of the Board of Trustees of the P&R Trust determine based on

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the facts available (1) if the issuer’s securities will be subject to fair value pricing, and (2) if so, the fair value price of the securities based on one or more of the factors described above.
With respect to events affecting securities markets as a whole, the Valuation and Liquidity Guidelines provide that the analysts and portfolio managers for the Fund monitor the news for significant events related to U.S. securities markets that may generally affect foreign securities markets. If the broad-based U.S. benchmark moves by more than the designated amount between its close on the previous day and the day in question, then the designated members of the Pricing Committee of the Board of Trustees of the P&R Trust determine based on the facts available (1) whether or not the movement in the U.S. market was likely to have been taken into account by the foreign market, i.e., whether or not it occurred before or after the close of the applicable foreign market; (2) whether based on that determination the Fund should be subject to fair value pricing; and (3) if so, the fair value price of each of the securities in the Fund based on one or more of the factors described above.
Fair value pricing involves greater reliance on judgment than valuation of securities based on readily available market quotations. If a Fund uses fair value pricing to price securities it may value those securities higher or lower than another fund using market quotations or fair value to price the same securities. There can be no assurance that the Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Fund determines its net asset value.

HOW TO PURCHASE SHARES
You may purchase shares of the Fund based on the net asset value per share without a sales charge. You may open an account by completing a New Account Application and mailing it to the address below under “Initial Investment.” You cannot purchase shares until the Fund has received a completed application in which all required information has been provided. The Fund’s transfer agent (the “Transfer Agent”) is required by law to obtain certain personal information from you (or a person authorized to act on your behalf) in order to verify your (or such person’s) identity. If this information is not provided, the Transfer Agent may not be able to open your account. If the Transfer Agent is unable to verify your identity (or that of another person authorized to act on your behalf), or believes it has identified potentially criminal activity, the Fund and the Transfer Agent each reserves the right to decline to open your account, to close any existing account you may have, or to take such other action as they deem reasonable or required by law. Finally, the Fund does not accept cash, money orders, third party checks, traveler’s checks, credit card checks, checks drawn on banks outside the United States, or other checks deemed to be high risk.
To open a tax-sheltered retirement plan, such as an individual retirement account (“IRA”), you must complete special application forms. Please be sure to ask for an IRA information kit.

By Check

1. Complete the New Account Application.

2.	Make the check payable to the “Payden Funds” and mail the check, along with the application, to:

Payden Mutual Funds
P.O. Box 1611
Milwaukee, WI 53201-1611

By Federal Funds Wire

1.	Complete the New Account Application and mail it to:
Payden Mutual Funds
P.O. Box 1611
Milwaukee, WI 53201-1611

2.	Wire funds to the Transfer Agent as follows when the application has been processed:
UMB Bank, N.A.
1010 Grand Blvd.
Kansas City, MO 64106
ABA 101000695
DDA 9871063062
Credit to: Payden Funds

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For further credit to:	Investor Mutual Fund Account Number
Name or Account Registration
Identify which Fund or Funds to Purchase

3. Please call 1-800-572-9336, to advise of any purchases by wire.

Your purchase will be based on the net asset value per share next determined after the Fund receives your order. It will accept purchase orders only on days on which the Fund is open for business.

The Fund is “open for business” on each day the New York Stock Exchange is open for trading. The New York Stock Exchange is closed on the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The net asset value of shares of the Fund with portfolio securities primarily listed on foreign exchanges may change on days when you cannot purchase or redeem such shares if the foreign exchange trades on weekends or other days when the Fund is not open for business.

Additional Investments. You may make additional investments at any time (1) by check; (2) by use of the Automated Clearing House System (“ACH”) (by calling 1-800-572-9336 or via the Fund’s Internet site at payden.com using the Account Access function (user registration required)); or (3) by calling 1-800-572-9336, and wiring Federal funds to the Transfer Agent as described above.

Purchases Through Brokers. The Fund has authorized one or more brokers to accept purchase orders on behalf of the Fund, and such brokers are authorized to designate intermediaries to accept purchase orders on behalf of the Fund. The Fund will be deemed to have received a purchase order when an authorized broker or broker-authorized designee accepts the order. A shareholder’s purchase order will be priced based on the Fund’s net asset value per share next computed after the order is accepted by an authorized broker or broker-authorized designee. The authorized broker or broker-authorized designee may charge the customer a transaction-based or other fee for handling the purchase or sale of shares, and additional conditions may apply.

Shareholder Servicing Plan. The P&R Trust has adopted a Shareholder Servicing Plan with respect to the Fund, which provides for a fee payable to broker-dealers and other financial intermediaries for shareholder services provided to Fund shareholders who invest in the Fund through the intermediary. The fee is payable at an annual rate not to exceed 0.25% of the Fund’s average daily net assets invested through the intermediary. Because these fees are paid out of the Fund’s assets, over time these fees will increase the cost of your investment in the Fund.

Tax-sheltered Retirement Plans. The Funds accepts purchases of shares by tax-sheltered retirement plans, such as IRAs, rollover IRAs, Roth IRAs, Keogh or corporate profit sharing plans, Simplified Employee Pension plans, 403(b) and 401(k) plans and Coverdell Education Savings Plans. Please call 1-800-572-9336 to receive a retirement package which includes a special application for tax-sheltered accounts. The Fund does not provide fiduciary administration or custody for such plans. The Fund charges an Annual IRA Maintenance Fee of $12.50. The fee is capped at $25.00 per social security number, per account type. A maintenance fee of $12.50 will be charged on all Fund accounts where a full liquidation is made, unless you have already paid the Annual IRA Maintenance Fee for the year.

Exchange Privilege. Shares of the Fund may be exchanged for shares of any other fund of the P&R Trust. The minimum amount for any exchange is $250. Because an exchange is considered a redemption and purchase of shares, you may realize a gain or loss for Federal income tax purposes.
In general, the Fund must receive written exchange instructions signed by all account owners. If you complete the telephone privilege authorization portion of the applicable New Account Application or applicable Account Privileges Change Form, you may make exchanges by calling 1-800-572-9336. You may also make exchanges via the Fund’s Internet site, at payden.com, using the Account Access function (user registration required). Finally, you may participate in the Automatic Exchange Program to automatically redeem a fixed amount from the Fund for investment in another fund of the P&R Trust on a regular basis. The Fund may modify or discontinue this exchange privilege at any time on 60 days notice. The Fund also reserves the right to limit the number of exchanges you may make in any year to avoid excessive Fund expense.

Telephone Privilege. You may exchange or redeem shares by calling 1-800-572-9336, if you have elected this option on the applicable New Account Application, or if you complete the applicable Account Privileges Change Form. If you call on a business day before the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern Time), the exchange or redemption will be based on the net asset value per share determined that day; if you call on a business day after the close of regular trading on the New York Stock Exchange, the exchange or redemption will be based on the net asset value per share determined on the next business day. During periods of drastic economic or market changes, it may be hard to reach the Fund by telephone. If so, you should follow the other exchange and redemption procedures discussed in this Prospectus.
By electing the telephone privilege, you may be giving up some security. However, the Fund employs procedures designed to provide reasonable assurance that instructions communicated by telephone are genuine. The Fund reserves the right to refuse a telephone exchange or redemption request if the Fund or its agents believes that the person making the request is not properly authorized. Neither the Fund nor its agents will be liable for any loss, liability or cost which results from acting upon instructions of a person reasonably believed to be a shareholder.

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Automated Investment Programs. You may use two programs for automated investments in the Fund.
Electronic Investment Program. You may elect to make additional investments in the Fund using the ACH, which transfers money directly from your account at your financial institution to the Fund for investment.
You have two investment options. First, you may elect to make investments on a set schedule, either monthly or quarterly. Under this option, your financial institution will deduct a set amount that you authorize, which will normally be credited to the Fund on your choice of either the 1st or 15th day of the month (or next business day if the day you chose falls on a holiday or weekend day). Your financial institution will typically debit your account the prior business day. The minimum initial investment, which may be made by check or wire, is $2,000, with additional investments through the ACH of at least $250.
Under the second option, you may also elect to authorize transfers through the ACH by calling 1-800-572-9336, or via the Fund’s Internet site at payden.com using the Account Access function (user registration required). Money will be withdrawn from your account at your financial institution only when you authorize it. Under this option, the minimum initial investment is $5,000, with additional investments through the ACH of at least $250. If the Fund receives your telephone request or Internet request before the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern Time), the investment will be based on the net asset value per share determined that day. For telephonic requests or Internet requests received after the close of regular trading on the New York Stock Exchange, the investment will be based on the net asset value per share determined on the next business day.

Please note the following guidelines:

ª	Your financial institution must be a member of the ACH.

ª	You must complete and return an Account Privileges Change Form along with a voided check or deposit slip, and it must be received by the Fund at least 15 days before the initial transaction.

ª	You must establish an account with the Fund before the Electronic Investment Plan goes into effect.

ª	The Electronic Investment Plan will automatically terminate if all your shares are redeemed, or if your financial institution rejects the transfer for any reason, e.g., insufficient funds.

ª	You can terminate your participation in the Electronic Investment Plan by writing to Payden Mutual Funds, P.O. Box 1611, Milwaukee, WI 53201-1611, or by phone, at 1-800-572-9336, and it will become effective the month following receipt.

Automatic Exchange Program. With respect to the Fund offered in this Prospectus, you may participate in the Automatic Exchange Plan to automatically redeem a fixed amount from the Fund for investment in another fund of the P&R Trust on a regular basis. You can elect this option by completing the appropriate Automated Investment Programs form to determine the periodic schedule (monthly or quarterly) and exchange amount (minimum amount of $1,000) and to identify the fund. The automatic transfer is effected on your choice of either the 1st or 15th day of the month (or the next business day if the day you chose falls on a holiday or on a weekend).

Other Purchase Information.  The Fund issues full and fractional shares, but does not issue certificates. The Fund may not be available in all jurisdictions. The Fund reserves the right, in its sole discretion, to suspend the offering of its shares; to reject purchase orders when, in the judgment of its management, such suspension or rejection is in the best interest of the Fund; and to redeem shares if information provided in the New Account Application proves to be incorrect in any material manner.

Medallion Signature Guarantee — Account Changes and Redemptions. A Medallion Signature Guarantee assures the Fund that a signature is genuine. It is intended to protect shareholders and the Fund against fraudulent transactions by unauthorized persons. Medallion Signature Guarantees are required by the Fund in the following cases:

Account Changes (You must use the Account Privileges Change Form).

ª	To add bank information to an existing account.

ª	To change your existing bank account of record.

ª	To add telephone privileges.

ª	To change account name due to marriage or divorce (you can also provide a copy of the certified legal documents).

ª	To change registered account holders.

Account Redemptions.

ª	To request a redemption in excess of $100,000, which must be in writing.

ª	To request a wire transfer of redemption proceeds to a bank account other than the bank account of record.

ª	To request redemption proceeds to be mailed to an address other than the address of record.

ª	To request redemption proceeds to be mailed to a person other than the record owner of the shares.

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ª	To request a redemption within 30 days of an address change.

ª	On the IRA Transfer Form, if you are transferring your Payden Mutual Funds IRA to another fund family.

ª	Certain transactions on accounts involving executors, administrators, trustees or guardians.

The Fund reserves the right to require a Medallion Signature Guarantee under other circumstances.

How to Obtain a Medallion Signature Guarantee. Medallion Signature Guarantees must be obtained from a participant in a Medallion program endorsed by the Securities Transfer Association. Participants are typically commercial banks or trust companies in the United States, brokerage firms that are members of Financial Industry Regulatory Authority or members of the New York Stock Exchange. The Fund may reject a signature guarantee if it believes it is not genuine or if it believes the transaction is improper.

HOW TO REDEEM SHARES
The Fund will redeem your shares based on the net asset value per share next determined following receipt of your request with all of the required information. You can redeem shares by contacting the Fund in writing, by calling 1-800-572-9336, or via the Funds’ Internet site at payden.com.
Redemption requests by telephone or via the Internet may not exceed $100,000. Except as indicated under the “Redemption Fees” discussion in the “Market Timing Activities and Redemption Fees” section in this Prospectus, the Fund generally does not charge for redemptions. Fund shares you redeem may be worth more or less than your purchase price, depending on the market value of the investment securities held by the Fund at the time of redemption.
Send your redemption requests (1) in writing to Payden Mutual Funds, P.O. Box 1611, Milwaukee, WI 53201-1611, or if you have selected either of these options on your New Account Application; (2) by calling 1-800-572-9336; or (3) via the Fund’s Internet site at payden.com. The Fund will delay payment for redemption of recently purchased shares until the purchase check has been honored, which may take up to 15 days after receipt of the check. The redemption price will ordinarily be wired to your financial institution or mailed to your address of record one business day after we receive the request. The Fund may charge a $13.00 fee for any wire transfer, and payment by mail may take up to seven to ten days. During periods of drastic economic or market changes, it may be hard to reach the Fund by telephone. If so, you should follow the other exchange and redemption procedures discussed in this Prospectus.
One or more brokers have been authorized to accept redemption orders on behalf of the Fund, and such brokers are authorized to designate intermediaries to accept redemption orders on behalf of the Fund. The Fund will be deemed to have received a redemption order when an authorized broker or broker-authorized designee accepts the order. A shareholder’s redemption order will be priced based on the Fund’s net asset value per share next computed after the order is accepted by an authorized broker or broker-authorized designee. The authorized broker or broker-authorized designee may charge the customer a fee for handling the redemption order.
The Fund reserves the right to pay any redemption price in whole or in part by a distribution in kind of securities held by the Fund in lieu of cash. While it is unlikely that shares would ever be redeemed in kind, if that does occur, the redeeming shareholder would incur transaction costs upon the disposition of the securities that the shareholder received in the distribution. In addition, under certain circumstances set forth in the Statement of Additional Information, the Fund reserves the right to fully redeem shares in any account, the value of which falls below $5,000 due to shareholder redemptions.
The Fund may suspend the right of redemption or postpone the payment date at times when the New York Stock Exchange is closed or during certain other periods as permitted under the Federal securities laws.

MARKET TIMING ACTIVITIES AND REDEMPTION FEES

Market Timing Activities. Frequent purchases and redemptions of shares of the Fund by one or more Fund shareholders present various risks for other shareholders of the Fund, including dilution in the value of Fund shares held by long-term shareholders, disruption of the long-term focus of the Fund’s investment program and increased operating expenses, particularly brokerage and other administrative costs. In addition, there are risks specific to the Fund. Because the Fund invests in overseas markets, there may be risks associated with time-zone arbitrage. For certain fixed income mutual funds, such as the Fund, that experience greater volatility, there may be risks associated with short-term trading designed to capitalize on significant changes in the Fund’s net asset value over short periods of time.
As a result, the Board of Trustees of the P&R Trust has adopted policies and procedures designed to discourage frequent trading of shares of the Fund by Fund shareholders, including with respect to the Fund a redemption fee as discussed below. For the Fund, the Fund’s administrator (the “Administrator”) identifies frequent trading by examining the number of “round trips,” i.e., purchases and redemptions, which occur within a specific time period. The number of round trips and the length of the time period to be scanned to identify such frequent trading is determined based on Fund experience and expectations based on Fund investment guidelines. If a pattern of frequent trading is thus identified in your account, the Administrator then determines if the value of the trades is of a size sufficient to affect the level of the Fund’s operating expenses. If that is the case, you will then be sent a notice that future trading in your account may be restricted if the pattern of frequent trading persists. If the frequent trading pattern persists in your account without explanation or justification, the Fund will refuse any further purchase or exchange requests by you and will so notify you. It should be noted, however, that in certain circumstances it may not be practicable for the Fund to identify such market timing activities, such as redemptions of shares held in certain omnibus accounts or retirement plans since the Fund does not have the information on the individual transactions within the omnibus account or retirement plan.

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The Fund does not have any arrangement with any Fund shareholder to accommodate frequent purchases and redemptions of the Fund’s shares. Finally, because it is not possible to identify and list all market timing abuses that may arise, you should know that the Fund reserves the right to reject a purchase or exchange request for any reason.

Redemption Fees. The P&R Trust Board of Trustees has determined that, with respect to the Fund, there is a greater possibility of frequent trading, and thus the Board of Trustees has adopted a redemption fee for the Fund. In each case, you will be charged a redemption fee equal to 2% of the value of the shares being redeemed if you redeem or exchange shares of the Fund within thirty (30) days of purchase of the shares. This fee will be retained by the Fund to help offset the expenses incurred due to short-term trading and to benefit the Fund’s long-term shareholders.
Shares you have held the longest will always be redeemed first. Although the Fund has a goal of applying this redemption fee to most such redemptions, the redemption fee may not apply in certain circumstances where it is not currently practicable for the Fund to impose the fee, such as redemptions of shares held in certain omnibus accounts or retirement plans that cannot implement the fee. Further, the Fund may not apply the redemption fee to certain types of redemptions that do not indicate market timing strategies, such as redemptions of shares through automatic non-discretionary rebalancing programs or systematic withdrawal plans, redemptions requested within thirty (30) days following the death or disability of the shareholder (or, if a trust, its beneficiary) or redemptions initiated by the Fund. The redemption fee does not apply to shares purchased through reinvested dividends or capital gains.

DIVIDENDS AND DISTRIBUTIONS
The Fund declares and distributes dividends to shareholders monthly.
The Fund distributes any net realized capital gains from the sale of portfolio securities at least once yearly. The Fund pays dividend and capital gain distributions in the form of additional shares of the Fund at the net asset value per share on the ex-dividend date, unless you elect to receive them in cash by so indicating on the applicable New Account Application, or in writing to the Payden Mutual Funds, P.O. Box 1611, Milwaukee, WI 53201-1611, or by calling 1-800-572-9336.

TAX INFORMATION
Dividends paid the Fund, and distributions paid by the Fund from long-term capital gains, are taxable to you. Any short-term capital gains or taxable interest income, therefore, will be taxable to you as ordinary income. The Fund may incur foreign income taxes in connection with some of its foreign investments, and may credit certain of these taxes to you. Your exchange or sale of the Fund’s shares is a taxable event and may result in a capital gain or loss.
Before purchasing shares of the Fund, you should carefully consider the impact of the dividends or capital gains distributions which the Fund expects to announce, or has announced. If you purchase shares shortly before the record date for a dividend or distribution, you will receive some portion of your purchase price back as a taxable dividend or distribution.
Distributions may be subject to additional state and local taxes, depending on your particular situation. Consult your tax adviser with respect to the tax consequences to you of an investment in a Fund.

GENERAL INFORMATION

Household Delivery of Prospectus and Annual and Semi-Annual Reports. To reduce expenses, we may mail only one copy of the Prospectus and of each Annual and Semi-Annual Report to the address shared by two or more accounts. If you wish to receive individual copies of these documents, please call 1-800-572-9336, or write to Payden Mutual Funds, P.O. Box 1611, Milwaukee, WI 53201-1611. We will begin sending you individual copies 30 days after receiving your request.

Privacy Notice. The Fund respects the right of privacy of its shareholders. The Fund also believes that each shareholder expects the Fund to conduct and process shareholder business in an accurate and efficient manner, and at all times in compliance with applicable legal and regulatory requirements concerning the privacy of shareholder information. Please see Appendix B for the Fund’s Privacy Notice directed to its shareholders.

Shareholder Inquiries. For information, call 1-800-572-9336, e-mail the Fund at payden@umb.com, visit the Fund’s Internet site at payden.com, or write to Payden Mutual Funds, P.O. Box 1611, Milwaukee, WI 53201-1611.

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APPENDIX A

 Description of Ratings

The following summarizes the descriptions for some of the general ratings referred to in the Prospectus and Statement of Additional Information. Ratings represent only the opinions of the rating organizations about the safety of principal and interest payments, not market value. The rating of an issuer is heavily influenced by past developments and does not necessarily reflect probable future conditions. A lag frequently occurs between the time a rating is assigned and the time it is updated. Ratings are therefore general and are not absolute standards of quality.

CREDIT RATINGS — BONDS

Moody’s Investors Service, Inc.
The purpose of Moody’s ratings is to provide investors with a single system of gradation by which the relative investment qualities of bonds may be rated.
Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edged.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.
Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.
A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.
Baa: Bonds which are rated Baa are considered as medium grade obligations. They are neither highly protected nor poorly secured. Interest payments and security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.
Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often, the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this asset class.
B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.
Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.
Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked short-comings.
C: Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.
Rating Refinements: Moody’s may apply numerical modifiers, 1, 2, and 3 in each generic rating classification from Aa through B in its bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Standard & Poor’s Corporation
A Standard & Poor’s debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees. The ratings are based on current information furnished by the issuer or obtained by Standard & Poor’s from other sources it considers reliable. Standard & Poor’s does not perform any audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings are based, in varying degrees, on the following considerations: (a) likelihood of default-capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation; (b) nature of and provisions of the obligation; and (c) protection afforded by, and relative position of, the obligation in the event of bankruptcy and other laws affecting creditors’ rights.
AAA: Bonds rated AAA have the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation (i.e., pay interest and repay principal) is extremely strong.
AA: Bonds rated AA differ from the highest-rated obligations only in a small degree. The obligor’s capacity to meet its financial commitment on the obligation (i.e., pay interest and repay principal) is very strong.
A: Bonds rated A are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation (i.e., pay interest and repay principal) is still strong.

18
Payden Mutual Funds

APPENDIX A

 Description of Ratings (continued)

BBB: Bonds rated BBB exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation (i.e., pay interest and repay principal).
BB: Bonds rated BB are less vulnerable to nonpayment than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation (i.e., pay interest and repay principal).
B: Bonds rated B are more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation (i.e., pay interest and repay principal). Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.
CCC: An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.
CC: An obligation rated CC is currently highly vulnerable to nonpayment.
C: The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.
D: An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.
The Standard & Poor’s ratings may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.
r: This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk-such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

Fitch Ratings
Fitch investment grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings represent Fitch’s assessment of the issuer’s ability to meet the obligations of a specific debt issue or class of debt in a timely manner. The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer’s future financial strength and credit quality. Fitch ratings do not reflect any credit enhancement that may be provided by insurance policies or financial guarantees unless otherwise indicated.
AAA: Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.
AA: Bonds considered to be investment grade and of very high credit quality. The obligor’s ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated “AAA.” Because bonds rated in the “AAA” and “AA” categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated “F-1+”.
A: Bonds considered to be investment grade and of high credit quality. The obligor’s ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.
BBB: Bonds are considered to be of satisfactory credit quality. Ability to pay interest and principal is adequate. Adverse changes in economic conditions and circumstances are more likely to impair timely payment than higher rated bonds.
BB: Bonds are considered speculative. The obligor’s ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified, which could assist in the obligor satisfying its debt service requirements.
B: Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor’s limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.
CCC: Bonds have certain identifiable characteristics that, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.
CC: Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.
C: Bonds are in imminent default in payment of interest or principal.
DDD, DD, and D: Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. “DDD” represents the highest potential for recovery on these bonds, and “D” represents the lowest potential for recovery. Plus (+) and minus (-) signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the “DDD,” “DD,” or “D” categories.

19
Prospectus

APPENDIX A

 Description of Ratings (continued)

CREDIT RATINGS — MUNICIPAL SECURITIES AND COMMERCIAL PAPER

Moody’s Investors Service, Inc.
The purpose of Moody’s ratings is to provide investors with a single system of gradation by which the relative investment qualities of bonds may be rated.

U.S. TAX-EXEMPT MUNICIPALS
Moody’s ratings for U.S. Tax-Exempt Municipals range from Aaa to B and utilize the same definitional elements as are set forth in the Prospectus under the “Bonds” section of the Moody’s descriptions.
Advance refunded issues: Advance refunded issues that are secured by escrowed funds held in cash, held in trust, reinvested in direct non-callable U.S. Government obligations or non-callable obligations unconditionally guaranteed by the U.S. Government are identified with a # (hatchmark) symbol, e.g., # Aaa.

MUNICIPAL NOTE RATINGS
Moody’s ratings for state and municipal notes and other short-term loans are designated Moody’s Investment Grade (MIG), and for variable rate demand obligations are designated Variable Moody’s Investment Grade (VMIG). This distinction recognizes the differences between short-term credit risk and long-term risk. Loans bearing the designation MIG 1/VMIG 1 are of the best quality, enjoying strong protection from established cash flows for their servicing or from established and broad-based access to the market for refinancing, or both. Loans bearing the designation MIG2/VMIG 2 are of high quality, with ample margins of protection, although not as large as the preceding group.

COMMERCIAL PAPER
Moody’s short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted. Moody’s employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:
Prime-1: Issuers rated Prime-1 (or related supporting institutions) have a superior ability for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics: (a) leading market positions in well established industries; (b) high rates of return on funds employed; (c) conservative capitalization structures with moderate reliance on debt and ample asset protection; (d) broad margins in earnings coverage of fixed financial charges and high internal cash generation; and (e) well-established access to a range of financial markets and assured sources of alternate liquidity.
Prime-2: Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.
Prime-3: Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Standard & Poor’s Corporation
A Standard & Poor’s debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees. The ratings are based on current information furnished by the issuer or obtained by Standard & Poor’s from other sources it considers reliable. Standard & Poor’s does not perform any audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings are based, in varying degrees, on the following considerations: (a) likelihood of default-capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation; (b) nature of and provisions of the obligation; and (c) protection afforded by, and relative position of, the obligation in the event of bankruptcy and other laws affecting creditors’ rights.

MUNICIPAL BOND RATINGS
AAA — Prime Grade: These are obligations of the highest quality. They have the strongest capacity for timely payment of debt service.
General Obligations Bonds: In a period of economic stress, the issuers will suffer the smallest declines in income and will be least susceptible to autonomous decline. Debt burden is moderate. A strong revenue structure appears more than adequate to meet future expenditure requirements. Quality of management appears superior.
Revenue Bonds: Debt service coverage has been, and is expected to remain, substantial, stability of the pledged revenues is also exceptionally strong due to the competitive position of the municipal enterprise or to the nature of the revenues. Basic security provisions (including rate covenant, earnings test for issuance of additional bonds and debt service reserve requirements) are rigorous. There is evidence of superior management.

20
Payden Mutual Funds

APPENDIX A

 Description of Ratings (continued)

AA — High Grade: The investment characteristics of bonds in this group are only slightly less marked than those of the prime quality issues. Bonds rated AA have the second strongest capacity for payment of debt service.
A — Good Grade: Principal and interest payments on bonds in this category are regarded as safe although the bonds are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories. This rating describes the third strongest capacity for payment of debt service. Regarding municipal bonds, the rating differs from the two higher ratings because:
General Obligation Bonds: There is some weakness, either in the local economic base, in debt burden, in the balance between revenues and expenditures, or in quality of management. Under certain adverse circumstances, any one such weakness might impair the ability of the issuer to meet debt obligations at some future date.
Revenue Bonds: Debt service coverage is good, but not exceptional. Stability of the pledged revenues could show some variations because of increased competition or economic influences on revenues. Basic security provisions, while satisfactory, are less stringent. Management performance appearance appears adequate.
Rating Refinements: Standard & Poor’s letter ratings may be modified by the addition of a plus (+) or a minus (-) sign, which is used to show relative standing within the major rating categories, except in the AAA rating category.

MUNICIPAL NOTE RATINGS
Municipal notes with maturities of three years or less are usually given note ratings (designated SP-1, or SP-2) to distinguish more clearly the credit quality of notes as compared to bonds. Notes rated SP-1 have a very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given the designation of SP-1. Notes rated SP-2 have a satisfactory capacity to pay principal and interest.

COMMERCIAL PAPER
A-1: A short-term obligation rated A-1 is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.
A-2: A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

Fitch Ratings
Fitch investment grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings represent Fitch’s assessment of the issuer’s ability to meet the obligations of a specific debt issue or class of debt in a timely manner. The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer’s future financial strength and credit quality. Fitch ratings do not reflect any credit enhancement that may be provided by insurance policies or financial guarantees unless otherwise indicated.

COMMERCIAL PAPER
F-1: Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment. Those issues regarded as having the strongest degree of assurance of repayment are denoted with a plus (+) sign designation.

21
Prospectus

APPENDIX B

 Privacy Notice

The Fund respects your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner and in compliance with applicable legal and regulatory requirements.

Collection of Information
To meet those expectations, we must collect and maintain certain personal information about you. We may collect or capture nonpublic information about you from the following sources:

ª	The Fund application, or other forms;
ª	Oral conversations or written correspondence between you and our representatives;
ª	Your transactions with us; and
ª	Electronic sources, such as our Internet site, or E-Mails.

Internal Access to Information and Safeguards
We limit access to your personal and account information to those employees who need to know that information so that we can provide products and services to you. We also maintain physical, electronic and procedural safeguards to protect your nonpublic personal and account information. Finally, when we dispose of such information, we have in place policies and procedures to assure that such information is properly stored and shredded in the case of documentary material and erased in the case of electronic media so that in either case the information cannot be practicably read or reconstructed.

Disclosure of Information to Third Parties
We do not disclose any nonpublic personal and account information about our customers, or former customers, to anyone, except as permitted by law.
In this regard, we may disclose such information to our affiliates, including the Fund’s investment adviser, Payden & Rygel; administrator, Treasury Plus, Inc.; and distributor, Payden & Rygel Distributors. We also may disclose such information to unaffiliated third parties who are service providers to you or to the Fund, such as broker-dealers, transfer agents, custodians, or our mail processing firm. In each case, such disclosure is permitted by law, and the recipients are permitted to use it only as needed for us to provide agreed services to you. Further, we review the confidentiality policies and procedures of these third parties to satisfy ourselves that they are effective in protecting your confidential information. Finally, we may also disclose information to appropriate government agencies, and to others, as required by law or to prevent fraud.

INVESTMENT ADVISER for the FUND
Payden & Rygel
333 South Grand Avenue
Los Angeles, California 90071

ADMINISTRATOR
Treasury Plus, Inc.
333 South Grand Avenue
Los Angeles, California 90071

DISTRIBUTOR
Payden & Rygel Distributors
333 South Grand Avenue
Los Angeles, California 90071

CUSTODIAN
The Bank of New York Mellon
One Boston Place
Boston, Massachusetts 02109

TRANSFER AGENT
UMB Fund Services, Inc.
803 West Michigan Street, Suite A
Milwaukee, Wisconsin 53233

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 South Wacker Drive
Chicago, Illinois 60606

COUNSEL
Paul, Hastings, Janofsky & Walker LLP
515 South Flower Street, 25th Floor
Los Angeles, California 90071

FOR MORE INFORMATION ABOUT THE FUND, THE FOLLOWING DOCUMENTS ARE AVAILABLE FREE UPON REQUEST:

ANNUAL/SEMI-ANNUAL REPORTS:
Annual and Semi-Annual Reports to shareholders for the Fund contain detailed information on the Fund’s investments. The Annual Report includes a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI):
The SAI provides more detailed information about the Fund, including operations and investment policies. It is incorporated by reference in this Prospectus and is legally considered a part of the Prospectus.

You may obtain copies, free of charge, of each of the Annual and Semi-Annual Reports, for the Fund and the SAI, or request other information and discuss your questions about the Fund, by calling toll-free (800) 572-9336, or by writing:

Payden Mutual Funds P.O. Box 1611 Milwaukee, WI 53201-1611

The SAI and Annual and Semi-Annual Reports are available, free of charge, on the Fund’s Internet site at payden.com.

Information about the Fund, including the SAI, can be reviewed and copied at the Public Reference Room of the U.S. Securities and Exchange Commission (“SEC”) in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 551-8090. Reports and other information about the Funds are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. Copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address, publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-1520.

The Payden & Rygel Investment Group: Investment Company Act File 811-6625

THE PAYDEN & RYGEL INVESTMENT GROUP
PAYDEN FUNDS
PAYDEN CASH RESERVES MONEY MARKET FUND
Investor Class — Ticker Symbol PBHXX
PAYDEN LIMITED MATURITY FUND
Investor Class — Ticker Symbol PYLMX
PAYDEN SHORT BOND FUND
Investor Class — Ticker Symbol PYSBX
PAYDEN U.S. GOVERNMENT FUND
Investor Class — Ticker Symbol PYUSX
Adviser Class — Ticker Symbol PYUWX
PAYDEN GNMA FUND
Investor Class — Ticker Symbol PYGNX
Adviser Class — Ticker Symbol PYGWX
PAYDEN CORE BOND FUND
Investor Class — Ticker Symbol PYCBX
Adviser Class — Ticker Symbol PYCWX
PAYDEN CORPORATE BOND FUND
Investor Class — Ticker Symbol PYACX
PAYDEN HIGH INCOME FUND
Investor Class — Ticker Symbol PYHRX
Adviser Class — Ticker Symbol PYHWX
PAYDEN TAX EXEMPT BOND FUND
Investor Class — Ticker Symbol PYTEX
PAYDEN CALIFORNIA MUNICIPAL INCOME FUND
Investor Class — Ticker Symbol PYCRX
PAYDEN VALUE LEADERS FUND
Investor Class — Ticker Symbol PYVLX
PAYDEN U.S. GROWTH LEADERS FUND
Investor Class — Ticker Symbol PUGLX
PAYDEN GLOBAL EQUITY FUND
Investor Class — Ticker Symbol PYGEX
PAYDEN GLOBAL SHORT BOND FUND
Investor Class — Ticker Symbol PYGSX
PAYDEN GLOBAL FIXED INCOME FUND
Investor Class — Ticker Symbol PYGFX
PAYDEN EMERGING MARKETS BOND FUND
Investor Class — Ticker Symbol PYEMX
Adviser Class — Ticker Symbol PYEWX
PAYDEN EMERGING MARKETS LOCAL BOND FUND
Investor Class — Ticker Symbol
METZLER/PAYDEN FUND
METZLER/PAYDEN EUROPEAN EMERGING MARKETS FUND
Investor Class — Ticker Symbol MPYMX
PAYDEN/KRAVITZ FUND
PAYDEN/KRAVITZ CASH BALANCE PLAN FUND
Institutional Class — Ticker Symbol PKBIX
Adviser Class — Ticker Symbol PKCBX
Retirement Class — Ticker Symbol PKCRX
333 South Grand Avenue
Los Angeles, California 90071
1-800-572-9336
STATEMENT OF ADDITIONAL INFORMATION
February 28, 2011, as supplemented on May 9, 2011 and September ___, 2011
The Payden & Rygel Investment Group (the “P&R Trust”) is a professionally managed, open-end management investment company with the nineteen funds listed above available for investment. This Statement of Additional Information (“SAI”) contains information about the nineteen funds listed above, and it contains information in addition to the information set forth in the following prospectuses, each dated February 28, 2011 and as the same may have been supplemented: (1) the prospectus for the Investor Class of Shares for each of the seventeen Payden Funds and the Metzler/Payden Fund; (2) the prospectus for the Adviser Class shares of each of the Payden U.S. Government, Payden GNMA, Payden Core Bond, Payden High Income and Payden Emerging Markets Bond Funds; and (3) the three prospectuses for the Institutional Class of Shares, Adviser Class of Shares, and the Retirement Class of Shares, respectively, for the Payden/Kravitz Fund. The five prospectuses shall be referred to in this

SAI individually as a “Prospectus,” and collectively as the “Prospectuses”). The SAI is not a prospectus and should be read in conjunction with the Prospectuses. You may order copies of each of the five Prospectuses without charge at the address or telephone number listed above.

THE P&R TRUST
The P&R Trust was organized as a Massachusetts business trust on January 22, 1992. The P&R Trust is a professionally managed, open-end management investment company which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The P&R Trust currently offers shares of each of the eighteen funds listed under the heading “The Payden & Rygel Investment Group” on the cover page of this SAI. These eighteen funds are comprised of the following:
•	Payden Funds. The following seventeen funds of the P&R Trust are known (and sometimes referred to in this SAI) as the “Payden Funds.” Payden & Rygel (“Payden”) is the investment adviser to the Payden Funds: Payden Cash Reserves Money Market Fund, Payden Limited Maturity Fund, Payden Short Bond Fund, Payden U.S. Government Fund, Payden GNMA Fund, Payden Core Bond Fund, Payden Corporate Bond Fund, Payden High Income Fund, Payden Tax Exempt Bond Fund, Payden California Municipal Income Fund, Payden Global Short Bond Fund, Payden Global Fixed Income Fund, Payden Emerging Markets Bond Fund, Payden Emerging Markets Local Bond Fund, Payden Value Leaders Fund, Payden U.S. Growth Leaders Fund and Payden Global Equity Fund.

•	Metzler/Payden Fund. The Metzler/Payden European Emerging Markets Fund is known (and sometimes referred to in this SAI) as the “Metzler/Payden Fund.” Metzler/Payden LLC (“Metzler/Payden”) is the investment adviser to the Metzler/Payden Fund.

The Metzler/Payden Fund is a successor mutual fund to a previously operational fund (the “Predecessor Fund”) that was a series of a separate legal entity called The Metzler/Payden Investment Group (the “Predecessor Trust”), a Delaware statutory trust. The Predecessor Fund was reorganized into a newly organized series of the P&R Trust, effective January 21, 2011, which is the Metzler/Payden Fund. Any reference in this SAI to performance information, expense information, financial highlights, events that occurred or payments that were made prior to January 21, 2011 for the Metzler/Payden Fund refers to the Predecessor Fund or the Predecessor Trust.

•	Payden/Kravitz Fund. The Payden/Kravitz Cash Balance Plan Fund is known (and sometimes referred to in this SAI) as the “Payden/Kravitz Fund. Payden/Kravitz Investment Advisers LLC (“Payden/Kravitz”) is the investment adviser to the Payden/Kravitz Fund.
Throughout this SAI when discussing these eighteen funds generally, the funds may be referred to individually as a “Fund,” and collectively as the “Funds.” References to a Fund’s investment adviser include Payden, Metzler/Payden and Payden/Kravitz, as applicable.
FUNDAMENTAL AND OPERATING POLICIES
Each Fund’s investment objective is fundamental and may not be changed without shareholder approval, as described in the “Voting” discussion in the “Other Information” section in this SAI. Any policy that is not specified in a Prospectus or in the SAI as being fundamental is a non-fundamental, or operating, policy. If the Board of Trustees for the P&R Trust (the “Board”) determines that a Fund’s investment objective may best be achieved by changing a non-fundamental policy, the Board may make such change without shareholder approval. Any investment restriction which involves a maximum percentage of securities or assets will not be violated unless an excess occurs immediately after, and is caused by, an acquisition of securities or other assets of, or borrowings by, the Fund.
PAYDEN FUNDS — FUNDAMENTAL POLICIES
As a matter of fundamental policy:
(1) BORROWING. Except for the Payden Global Equity Fund, no Payden Fund may borrow money, except as a temporary measure for extraordinary or emergency purposes or for the clearance of transactions, and then only in amounts not exceeding 30% of its total assets valued at market (for this purpose, reverse repurchase agreements and delayed delivery transactions covered by segregated accounts are not considered to be borrowings). The Payden Global Equity Fund may not borrow money, except to the extent permitted under the 1940 Act, including the rules, regulations and interpretations thereunder and any exemptive relief obtained by the Fund.

(2) COMMODITIES. No Payden Fund may purchase or sell commodities or commodity contracts, except that (i) each Payden Fund, other than the Payden Cash Reserves Money Market Fund, may enter into financial and currency futures contracts and options on such futures contracts, (ii) each Payden Fund, other than the Payden Cash Reserves Money Market, Payden U.S. Government, Payden GNMA, Payden Tax Exempt Bond, and Payden California Municipal Income Funds may enter into forward foreign currency exchange contracts (the Payden Funds do not consider such contracts to be commodities), and (iii) each Payden Fund, other than the Payden U.S. Government and Payden Cash Reserves Money Market Funds, may invest in instruments which have the characteristics of both futures contracts and securities.
(3) LOANS. No Payden Fund may make loans, except that (i) each Payden Fund may purchase money market securities and enter into repurchase agreements, (ii) each Payden Fund may acquire bonds, debentures, notes and other debt securities, and (iii) each Payden Fund, other than the Payden U.S. Government Fund, may lend portfolio securities in an amount not to exceed 33% of its total assets (with the value of all loan collateral being “marked-to-market” daily at no less than 100% of the loan amount).
(4) MARGIN. Except for the Payden Global Equity Fund, no Payden Fund may purchase securities on margin, except that (i) each Payden Fund may use short-term credit necessary for clearance of purchases of portfolio securities, and (ii) each Payden Fund, other than the Payden U.S. Government and Payden Cash Reserves Money Market Funds, may make margin deposits in connection with futures contracts and options on futures contracts.
(5) MORTGAGING. No Payden Fund may mortgage, pledge, hypothecate or in any manner transfer any security owned by the Fund as security for indebtedness, except as may be necessary in connection with permissible borrowings and then only in amounts not exceeding 30% of the Fund’s total assets valued at market at the time of the borrowing.
(6) ASSETS INVESTED IN ANY ISSUER. No Payden Fund may purchase a security if, as a result, with respect to 50% of the Fund’s total assets, more than 5% of its total assets would be invested in the securities of any one issuer (other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities).
(7) SHARE OWNERSHIP OF ANY ISSUER. No Payden Fund may purchase a security if, as a result, with respect to 50% of the Fund’s total assets, more than 10% of the outstanding voting securities of any issuer would be held by the Fund (other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities).
(8) REAL ESTATE. No Payden Fund may purchase or sell real estate (although it may purchase securities secured by real estate partnerships or interests therein, or issued by companies or investment trusts which invest in real estate or interests therein) or real estate limited partnership interests.
(9) SHORT SALES. Except for the Payden Global Equity Fund, no Payden Fund may effect short sales of securities.
(10) UNDERWRITING. No Payden Fund may underwrite securities issued by other persons, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933, as amended (the “Securities Act”), in connection with the purchase and sale of its portfolio securities in the ordinary course of pursuing its investment program.
(11) SENIOR SECURITIES. No Payden Fund may issue “senior securities” (as defined in the 1940 Act) except as permitted by rule, regulation or order of the Securities and Exchange Commission (the “SEC”).
(12) GLOBAL DIVERSIFICATION. Under normal market conditions, each of the Payden Global Fixed Income and Payden Global Short Bond Funds invests at least 65% of its total assets in debt securities of issuers located in at least three countries (one of which may be the United States).
(13) TAX EXEMPT SECURITIES. Under normal market conditions, each of the Payden Tax Exempt Bond and Payden California Municipal Income Funds invests at least 80% of the value of its net assets in a non-diversified portfolio of debt obligations issued by state and local governments, territories and possessions of the United States, regional government authorities, and their agencies and instrumentalities which provide interest income that, in the opinion of bond counsel to the issuer at the time of original issuance, is exempt from Federal income taxes (“municipal securities”).
(14) INDUSTRY DIVERSIFICATION. The Payden Value Leaders Fund will not purchase any security which would cause 25% or more of its total assets at the time of purchase to be invested in the securities of any one or more issuers conducting their principal business activities in the same industry, provided that (i) there is no limitation with respect to U.S. Government obligations and repurchase obligations secured by such obligations, (ii) wholly owned finance companies are considered to be in the industries of their parents, (iii) Standard and Poors Depository Receipts (“SPDRs”) and other similar derivative instruments are divided according to the industries of their underlying common stocks, and (iv) utilities are divided according to their services (for example, gas, gas transmission, electric and telephone will each be considered a separate industry). Each foreign government and supranational organization is considered to be an industry.
(15) BELOW INVESTMENT GRADE DEBT. The Payden High Income Fund invests at least 80% of its total assets in debt securities rated below investment grade, or those determined by Payden to be of comparable quality.
PAYDEN FUNDS — OPERATING POLICIES
As a matter of non-fundamental operating policy:
(1) CONTROL OF PORTFOLIO COMPANIES. No Payden Fund may invest in companies for the purpose of exercising management or control.
(2) ILLIQUID SECURITIES. No Payden Fund may purchase a security if, as a result of such purchase, more than 15% of the Fund’s net assets would be invested in illiquid securities or other securities that are not readily marketable, including repurchase agreements which do not provide for payment within seven days. For this purpose, restricted securities eligible for resale pursuant to Rule 144A under the Securities Act may be determined to be liquid. In the case of the Payden Cash Reserves Money Market Fund, at least 10% of the Fund’s total assets must be invested in securities with daily liquidity (i.e., cash, direct obligations of the U.S. Government and securities that will mature or be exercisable on demand within one business day) and at least 30% of its total assets must be invested in securities with weekly liquidity (i.e., securities with daily liquidity, securities that will mature or be exercisable on demand within five business days and securities of U.S. Government agencies and instrumentalities that are issued at a discount to the principal at maturity and have a remaining maturity of 60 days or less). Payden will take steps to keep the amount of illiquid securities, securities with daily liquidity and securities with weekly liquidity within the prescribed limitations.
(3) INVESTMENT COMPANIES. No Payden Fund may purchase securities of open-end or closed-end investment companies except in compliance with the 1940 Act and the rules and regulations thereunder.
(4) OIL AND GAS PROGRAMS. No Payden Fund may purchase participations or other direct interests in oil, gas, or other mineral exploration or development programs or leases.
(5) BORROWING. The Payden U.S. Government Fund may not borrow amounts exceeding 33% of total assets valued at market (including reverse repurchase agreements and delayed delivery transactions).
(6) TAX EXEMPT SECURITIES. Under normal circumstances, the Payden California Municipal Income Fund invests at least 80% of the value of its net assets in securities of the State of California, local governments and governmental authorities within California and their agencies and instrumentalities which provide interest income that, in the opinion of bond counsel to the issuer at the time of original issuance, is exempt from California personal income taxes.
(7) CORPORATE BONDS. The Payden Corporate Bond Fund will invest at least 80% of its total assets in corporate bonds or similar debt instruments.
(8) INVESTMENT GRADE SECURITIES. The Payden Corporate Bond Fund will invest at least 80% of its total assets in debt instruments or similar income producing instruments that are rated investment grade, or those determined by Payden to be of comparable quality.
METZLER/PAYDEN FUND — FUNDAMENTAL POLICIES
As a matter of fundamental policy:

(1) BORROWING. The Metzler/Payden Fund may not borrow money, except as a temporary measure for extraordinary or emergency purposes or for the clearance of transactions, and then only in amounts not exceeding 30% of its total assets valued at market (for this purpose, reverse repurchase agreements and delayed delivery transactions covered by segregated accounts are not considered to be borrowings).
(2) COMMODITIES. The Metzler/Payden Fund may not purchase or sell commodities or commodity contracts, except that (i) the Metzler/Payden Fund may enter into financial and currency futures contracts and options on such futures contracts, (ii) the Metzler/Payden Fund may enter into forward foreign currency exchange contracts (the Metzler/Payden Fund does not consider such contracts to be commodities), and (iii) the Metzler/Payden Fund may invest in instruments which have the characteristics of both futures contracts and securities.
(3) LOANS. The Metzler/Payden Fund may not make loans, except that (i) the Metzler/Payden Fund may purchase money market securities and enter into repurchase agreements, (ii) the Metzler/Payden Fund may acquire bonds, debentures, notes and other debt securities, and (iii) the Metzler/Payden Fund may lend portfolio securities in an amount not to exceed 33% of its total assets (with the value of all loan collateral being “marked-to-market” daily at no less than 100% of the loan amount).
(4) MARGIN. The Metzler/Payden Fund may not purchase securities on margin, except that (i) the Metzler/Payden Fund may use short-term credit necessary for clearance of purchases of portfolio securities, and (ii) the Metzler/Payden Fund may make margin deposits in connection with futures contracts and options on futures contracts.
(5) MORTGAGING. The Metzler/Payden Fund may not mortgage, pledge, hypothecate or in any manner transfer any security owned by the Fund as security for indebtedness, except as may be necessary in connection with permissible borrowings and then only in amounts not exceeding 30% of the Fund’s total assets valued at market at the time of the borrowing.
(6) ASSETS INVESTED IN ANY ISSUER. The Metzler/Payden Fund may not purchase a security if, as a result, with respect to 50% of the Fund’s total assets, more than 5% of its total assets would be invested in the securities of any one issuer (other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities).
(7) SHARE OWNERSHIP OF ANY ISSUER. The Metzler/Payden Fund may not purchase a security if, as a result, with respect to 50% of the Fund’s total assets, more than 10% of the outstanding voting securities of any issuer would be held by the Fund (other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities).
(8) REAL ESTATE. The Metzler/Payden Fund may not purchase or sell real estate (although it may purchase securities secured by real estate partnerships or interests therein, or issued by companies or investment trusts which invest in real estate or interests therein) or real estate limited partnership interests.
(9) SHORT SALES. The Metzler/Payden Fund may not effect short sales of securities.
(10) UNDERWRITING. The Metzler/Payden Fund may not underwrite securities issued by other persons, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act in connection with the purchase and sale of its portfolio securities in the ordinary course of pursuing its investment program.
(11) SENIOR SECURITIES. The Metzler/Payden Fund may not issue “senior securities” (as defined in the 1940 Act) except as permitted by rule, regulation or order of the SEC.
METZLER/PAYDEN FUND — OPERATING POLICIES
As a matter of non-fundamental operating policy:
(1) CONTROL OF PORTFOLIO COMPANIES. The Metzler/Payden Fund may not invest in companies for the purpose of exercising management or control.

(2) ILLIQUID SECURITIES. The Metzler/Payden Fund may not purchase a security if, as a result of such purchase, more than 15% of the Fund’s net assets would be invested in illiquid securities or other securities that are not readily marketable, including repurchase agreements which do not provide for payment within seven days. For this purpose, restricted securities eligible for resale pursuant to Rule 144A under the Securities Act may be determined to be liquid.
(3) INVESTMENT COMPANIES. The Metzler/Payden Fund may not purchase securities of open-end or closed-end investment companies except in compliance with the 1940 Act and the rules and regulations thereunder.
(4) OIL AND GAS PROGRAMS. The Metzler/Payden Fund may not purchase participations or other direct interests in oil, gas, or other mineral exploration or development programs or leases.
PAYDEN/KRAVITZ FUND — FUNDAMENTAL POLICIES
As a matter of fundamental policy:
(1) BORROWING. The Payden/Kravitz Fund may not borrow money, except to the extent permitted under the 1940 Act, including the rules, regulations and interpretations thereunder and any exemptive relief obtained by the Fund.
(2) COMMODITIES. The Payden/Kravitz Fund may not purchase or sell commodities or commodity contracts, except that the Payden/Kravitz Fund (i) may enter into financial and currency futures contracts and options on such futures contracts, (ii) may enter into forward foreign currency exchange contracts (the Fund does not consider such contracts to be commodities), and (iii) may invest in instruments which have the characteristics of both futures contracts and securities.
(3) LOANS. The Payden/Kravitz Fund may not make loans, except that the Payden/Kravitz Fund (i) may purchase money market securities and enter into repurchase agreements, (ii) may acquire bonds, debentures, notes and other debt securities, and (iii) may lend portfolio securities in an amount not to exceed 33% of its total assets (with the value of all loan collateral being “marked-to-market” daily at no less than 100% of the loan amount).
(4) MARGIN. The Payden/Kravitz Fund may not purchase securities on margin, except that the Payden/Kravitz Fund may (i) use short-term credit necessary for clearance of purchases of portfolio securities, and (ii) may make margin deposits in connection with futures contracts and options on futures contracts.
(5) MORTGAGING. The Payden/Kravitz Fund may not mortgage, pledge, hypothecate or in any manner transfer any security owned by the Fund as security for indebtedness, except as may be necessary in connection with permissible borrowings and then only in amounts not exceeding 30% of the Fund’s total assets valued at market at the time of the borrowing.
(6) ASSETS INVESTED IN ANY ISSUER. The Payden/Kravitz Fund may not purchase a security if, as a result, with respect to 50% of the Fund’s total assets, more than 5% of its total assets would be invested in the securities of any one issuer (other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities).
(7) SHARE OWNERSHIP OF ANY ISSUER. The Payden/Kravitz Fund may not purchase a security if, as a result, with respect to 50% of the Fund’s total assets, more than 10% of the outstanding voting securities of any issuer would be held by the Fund (other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities).
(8) REAL ESTATE. The Payden/Kravitz Fund may not purchase or sell real estate (although it may purchase securities secured by real estate partnerships or interests therein, or issued by companies or investment trusts which invest in real estate or interests therein) or real estate limited partnership interests.

(9)	SHORT SALES. The Payden/Kravitz Fund may not effect short sales of securities.

(10) UNDERWRITING. The Payden/Kravitz Fund may not underwrite securities issued by other persons, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act in connection with the purchase and sale of its portfolio securities in the ordinary course of pursuing its investment program.
(11) SENIOR SECURITIES. The Payden/Kravitz Fund may not issue “senior securities” (as defined in the 1940 Act) except as permitted by rule, regulation or order of the SEC.
PAYDEN/KRAVITZ FUND — OPERATING POLICIES
As a matter of non-fundamental operating policy:
(1) CONTROL OF PORTFOLIO COMPANIES. The Payden/Kravitz Fund may not invest in companies for the purpose of exercising management or control.
(2) ILLIQUID SECURITIES. The Payden/Kravitz Fund may not purchase a security if, as a result of such purchase, more than 15% of the Fund’s net assets would be invested in illiquid securities or other securities that are not readily marketable, including repurchase agreements which do not provide for payment within seven days. For this purpose, restricted securities eligible for resale pursuant to Rule 144A under the Securities Act may be determined to be liquid.
(3) OIL AND GAS PROGRAMS. The Payden/Kravitz Fund may not purchase participations or other direct interests in oil, gas, or other mineral exploration or development programs or leases.
INVESTMENT STRATEGIES/TECHNIQUES AND RELATED RISKS
The investment objectives and general investment policies of each of the Funds are described in each of the Prospectuses. Additional information concerning investment strategies/techniques and the characteristics of certain of the Funds’ investments, as well as related risks, is set forth below.
The equity and debt capital markets in the United States and internationally have experienced unprecedented volatility over the past few years. This financial crisis caused a significant decline in the value and liquidity of many securities. Recently, these market conditions appear to have abated and signs of improvement in the markets have appeared. However, conditions could get worse. Because the situation is unprecedented and widespread, it may be unusually difficult to identify both risks and opportunities using past models of the interplay of market forces, or to predict the duration of these events.
FUND DIVERSIFICATION
Each of the Payden High Income Fund and Payden Cash Reserves Money Market Fund is classified as a “diversified” fund. Each of the other Funds is classified as a “non-diversified” fund. As provided in the 1940 Act, a diversified fund has, with respect to at least 75% of its total assets, no more than 5% of its total assets invested in the securities of one issuer, plus cash, Government securities, and securities of other investment companies. Because the investment adviser may from time to time invest a large percentage of a non-diversified Fund’s assets in securities of a limited number of issuers, each non-diversified Fund may be more susceptible to risks associated with a single economic, political or regulatory occurrence than a diversified investment company. However, each Fund intends to qualify as a “regulated investment company” under the Internal Revenue Code of 1986, as amended (the “Code”), and therefore is subject to diversification limits requiring that, as of the close of each fiscal quarter, (i) no more than 25% of its total assets may be invested in the securities of a single issuer (other than U.S. Government securities), and (ii) with respect to 50% of its total assets, no more than 5% of such assets may be invested in the securities of a single issuer (other than U.S. Government securities) or invested in more than 10% of the outstanding voting securities of a single issuer. The Payden Cash Reserves Money Market Fund may invest no more than 5% of its total assets in the first tier securities of any one issuer, and no more than 1/2 of 1% of its total assets in the securities of any one issuer that are not first tier securities. As used herein, “first tier” means that the security is rated in the highest category for short-term securities by at least two nationally recognized rating services (or by one if only one rating service has rated the security) or, if unrated, is determined by Payden to be of comparable quality.
EQUITY AND EQUITY-BASED SECURITIES
Common Stocks

Common stocks, the most familiar type of equity securities, represent an equity (ownership) interest in a corporation. Although common stocks have a history of long-term growth in value, their prices fluctuate based on changes in the issuer’s financial condition and prospects and on overall market and economic conditions. In addition, small companies and new companies often have limited product lines, markets or financial resources, and may be dependent upon one person, or a few key persons, for management. The securities of such companies may be subject to more volatile market movements than securities of larger, more established companies, both because the securities typically are traded in lower volume and because the issuers typically are more subject to changes in earnings and prospects.
Preferred Stocks
Preferred stock, unlike common stock, offers a stated dividend rate payable from a corporation’s earnings. Such preferred stock dividends may be cumulative or non-cumulative, participating, or auction rate. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, a negative feature when interest rates decline. Dividends on some preferred stock may be “cumulative,” requiring all or a portion of prior unpaid dividends to be paid. Preferred stock also generally has a preference over common stock on the distribution of a corporation’s assets in the event of liquidation of the corporation, and may be “participating,” which means that it may be entitled to a dividend exceeding the stated dividend in certain cases. The rights of preferred stocks on the distribution of a corporation’s assets in the event of a liquidation are generally subordinate to the rights associated with a corporation’s debt securities.
Real Estate Investment Trusts
A real estate investment trust (“REIT”) is a pooled investment vehicle that is organized as a corporation or business trust which invests primarily in income producing real estate or real estate loans or interests. As indicated in the Prospectuses, certain of the Funds may invest in REITs. An investment in REITs is subject to certain risks associated with the direct ownership of real estate and with the real estate industry in general. These risks include, among others: possible declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage funds; overbuilding; extended vacancies of properties; increases in competition, property taxes and operating expenses; changes in zoning laws; costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems; casualty or condemnation losses; uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents; and changes in interest rates. To the extent that assets underlying a REIT’s investments are concentrated geographically, by property type or in certain other respects, the REIT may be subject to certain of the foregoing risks to a greater extent. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, default by borrowers and self-liquidation. REITs are also subject to the possibilities of failing to qualify for tax-free pass-through of income under the Code, and failing to maintain their exemptions from registration under the 1940 Act.
REITs (especially mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of a REIT’s investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT’s investment in fixed rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate mortgage loans are reset periodically, yields on a REIT’s investment in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.
Investing in REITs involves risks similar to those associated with investing in small capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities.
Depository Receipts
American Depository Receipts (“ADRs”), European Depository Receipts (“EDRs”) and Global Depository Receipts (“GDRs”) are used to invest in foreign issuers. Generally, an ADR is a dollar-denominated security issued by a U.S. bank or trust company which represents, and may be converted into, the underlying security that is issued by a foreign company. Generally, an EDR represents a similar securities arrangement but is issued by a European bank, while GDRs are issued by a depository. ADRs, EDRs and GDRs may be denominated in a currency different from the underlying securities into which they may be converted. Typically, ADRs, in registered form, are designed for issuance in U.S. securities markets and EDRs, in bearer form, are designed for issuance in European securities markets. ADRs may be sponsored by the foreign issuer or may be unsponsored. Unsponsored ADRs are organized independently and without the cooperation of the foreign issuer of the underlying securities. As a result, available information regarding the issuer may not be as current as for sponsored ADRs, and the prices of unsponsored ADRs may be more volatile than if they were sponsored by the issuers of the underlying securities.
Convertible Securities and Warrants
A convertible security is a fixed income security (a bond or preferred stock) which may be converted at a stated price within a specified period of time into a certain quantity of the common stock of the same or a different issuer. Convertible securities are senior to common stock in an issuer’s capital structure, but are usually subordinated to similar non-convertible securities. While providing a fixed income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar non-convertible security), a convertible security also affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation attendant upon a market price advance in the convertible security’s underlying common stock.
The value of a convertible security is a function of its “investment value” (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its “conversion value” (the security’s worth, at market value, if converted into the underlying common stock). The credit standing of the issuer and other factors may also affect the investment value of a convertible security. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security is increasingly influenced by its conversion value.
Like other debt securities, the market value of convertible debt securities tends to vary inversely with the level of interest rates. The value of the security declines as interest rates increase and increases as interest rates decline. Although under normal market conditions longer term securities have greater yields than do shorter term securities of similar quality, they are subject to greater price fluctuations. A convertible security may be subject to redemption at the option of the issuer at a price established in the instrument governing the convertible security. If a convertible security held by a Fund is called for redemption, the Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party.
Warrants give the holder the right to purchase a specified number of shares of the underlying stock at any time at a fixed price, but do not pay a fixed dividend. An investment in warrants involves certain risks, including the possible lack of a liquid market for resale, potential price fluctuations as a result of speculation or other factors, and the possible failure of the price of the underlying security to reach or have reasonable prospects of reaching a level at which the warrant can be prudently exercised (in which event the warrant may expire without being exercised, resulting in a loss of the Fund’s entire investment in the warrant). As a matter of operating policy, no Fund will invest more than 5% of its total assets in warrants.
FIXED INCOME SECURITIES
U.S. Treasury Obligations
U.S. Treasury obligations are debt securities issued by the U.S. Treasury. They are direct obligations of the U.S. Government and differ mainly in the lengths of their maturities (e.g., Treasury bills mature in one year or less, and Treasury notes and bonds mature in two to 30 years).
U.S. Government Agency Securities
U.S. Government Agency securities are issued or guaranteed by U.S. Government sponsored enterprises and Federal agencies. These include securities issued by the Federal National Mortgage Association, Government National Mortgage Association, Federal Home Loan Bank, Federal Land Banks, Farmers Home Administration, Banks for Cooperatives, Federal Intermediate Credit Banks, Federal Financing Bank, Farm Credit Bank, and the Tennessee Valley Authority. Some of these securities are supported by the full faith and credit of the U.S. Treasury, and others only by the credit of the instrumentality, which may include the right of the issuer to borrow from the Treasury. These securities may have maturities from one day to 30 years, are generally not callable and normally have interest rates that are fixed for the life of the security.
Inflation-Indexed Securities
Inflation-indexed fixed income securities are structured to provide protection against inflation and are issued by the U.S. and foreign governments, their agencies and instrumentalities and U.S. and foreign corporations. The value of principal or interest payments of an inflation-indexed security is adjusted periodically to track general movements of inflation in the country of issue.
As an example, a Fund may invest in U.S. Treasury Inflation Protected Securities (TIPS). Principal amounts of TIPS are adjusted daily based on changes in the rate of inflation (currently represented by the Consumer Price Index (“CPI”) for Urban Consumers, non-seasonally adjusted). The U.S. Treasury currently issues TIPS only in 10-year maturities, although TIPS have previously been issued with maturities of five, 10 and 30 years. TIPS pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted principal amount. The interest rate on TIPS is fixed at issuance, but over the life of the bond may be paid on an increasing or decreasing principal value. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed even during a period of deflation. However, because the principal amount of TIPS would be adjusted downward during a period of deflation, the Fund will be subject to deflation risk with respect to its investments in these securities.
The value of inflation-indexed securities such as TIPS generally fluctuates in response to changes in real interest rates, which are in turn tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of TIPS. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of TIPS. Although the principal value of TIPS declines in periods of deflation, holders at maturity receive no less than the par value of the bond. However, if the Fund purchases TIPS in the secondary market whose principal values have been adjusted upward due to inflation since issuance, the Fund may experience a loss if there is a subsequent period of deflation. If inflation is lower than expected during the period the Fund holds TIPS, the Fund may earn less on the security than on a conventional bond.
The daily adjustment of the principal value of TIPS is currently tied to the non-seasonally adjusted CPI for Urban Consumers, which the U.S. Bureau of Labor Statistics calculates monthly. The CPI is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. There can be no assurance that such index will accurately measure the real rate of inflation in the prices of goods and services. In addition, calculation of the CPI includes a three-month lag for purposes of determining the principal value of TIPS, which, consequently, could have a negative impact on the value of TIPS under certain market conditions.
Foreign Government Obligations
Foreign government obligations are debt securities issued or guaranteed by a supranational organization, or a foreign sovereign government or one of its agencies, authorities, instrumentalities or political subdivisions, including a foreign state, province or municipality.
Bank Obligations
Bank obligations include certificates of deposit, bankers’ acceptances, and other debt obligations. Certificates of deposit are short-term obligations of commercial banks. A bankers’ acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction.
Loan Participations and Assignments
Loan participations typically represent direct participation in a loan to a corporate borrower, and generally are offered by banks or other financial institutions or lending syndicates. Such indebtedness may be secured or unsecured. A Fund may participate in such syndications, or can buy part of a loan, becoming a part lender. When purchasing loan participations, a Fund assumes the credit risk associated with the corporate borrower and may assume the credit risk associated with an interposed bank or other financial intermediary. The participation interests in which a Fund intends to invest may not be rated by any nationally recognized rating service.
A loan is often administered by an agent bank acting as agent for all holders. The agent bank administers the terms of the loan, as specified in the loan agreement. In addition, the agent bank is normally responsible for the collection of principal and interest payments from the corporate borrower and the apportionment of these payments to the credit of all institutions that are parties to the loan agreement. Unless, under the terms of the loan or other indebtedness, a Fund has direct recourse against the corporate borrower, the Fund may have to rely on the agent bank or other financial intermediary to apply appropriate credit remedies against a corporate borrower.
A financial institution’s employment as agent bank might be terminated in the event that it fails to observe a requisite standard of care or becomes insolvent. A successor agent bank would generally be appointed to replace the terminated agent bank, and assets held by the agent bank under the loan agreement should remain available to holders of such indebtedness. However, if assets held by the agent bank for the benefit of a Fund were determined to be subject to the claims of the agent bank’s general creditors, the Fund might incur certain costs and delays in realizing payment on a loan or loan participation and could suffer a loss of principal and/or interest. In situations involving other interposed financial institutions (e.g., an insurance company or governmental agency) similar risks may arise.
Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the corporate borrower for payment of principal and interest. If a Fund does not receive scheduled interest or principal payments on such indebtedness, the Fund’s share price and yield could be adversely affected. Loans that are fully secured offer a Fund more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower’s obligation, or that the collateral can be liquidated.
A Fund may limit the amount of its total assets that it will invest in any one issuer or in issuers within the same industry. For purposes of such limits, a Fund generally will treat the corporate borrower as the “issuer” of indebtedness held by the Fund. In the case of loan participations where a bank or other lending institution serves as a financial intermediary between a Fund and the corporate borrower, if the participation does not shift to the Fund the direct debtor-creditor relationship with the corporate borrower, SEC interpretations require the Fund to treat both the lending bank or other lending institution and the corporate borrower as “issuers” for the purposes of determining whether the Fund has invested more than 5% of its total assets in a single issuer. Treating a financial intermediary as an issuer of indebtedness may restrict a Fund’s ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.
Loans and other types of direct indebtedness may not be readily marketable and may be subject to restrictions on resale. In some cases, negotiations involved in disposing of indebtedness may require weeks to complete. Consequently, some indebtedness may be difficult or impossible to dispose of readily at what the relevant Fund’s investment adviser believes to be a fair price. In addition, valuation of illiquid indebtedness involves a greater degree of judgment in determining a Fund’s net asset value than if that value were based on available market quotations, and could result in significant variation in the Fund’s daily share price. At the same time, some loan interests are traded among certain financial institutions and accordingly may be deemed liquid. As the overnight market for different types of indebtedness develops, the liquidity of these instruments is expected to improve. Each of the Funds currently intends to treat indebtedness for which there is no readily available market as illiquid for purposes of the Fund’s limitations on illiquid investments. Investments in loan participation are considered to be debt obligations for purposes of investment restrictions relating to the lending of funds or assets by a Fund.
Investments in loans through a direct assignment of the financial institution’s interests with respect to the loan may involve additional risks to the Fund. For example, if a loan is foreclosed, a Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is a conceivable that under emerging legal theories of lender liability, a Fund could be held liable as co-lender. It is unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, each of the Funds relies on the research of the Fund’s investment adviser in an attempt to avoid situations where fraud or misrepresentation could adversely affect the Fund.
Corporate Debt Securities
Investments in U.S. dollar denominated securities of domestic or foreign issuers are limited to corporate debt securities (corporate bonds, debentures, notes and other similar corporate debt instruments) which meet the minimum rating criteria set forth in the applicable Prospectus. The rate of return or return of principal on some debt obligations may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies. Credit ratings evaluate the safety of principal and interest payments of securities, not their market value. The rating of an issuer is also heavily weighted by past developments and does not necessarily reflect probable future conditions. There is frequently a lag between the time a rating is assigned and the time it is updated. As credit rating agencies may fail to timely change credit ratings of securities to reflect subsequent events, the relevant Fund’s investment adviser will also monitor issuers of such securities.
High Yield Bonds
Below investment grade debt securities, commonly referred to as “high yield bonds” or “junk bonds” are considered to be speculative and involve a greater risk of default or price changes due to changes in the issuer’s creditworthiness than higher rated securities. High yield securities are generally subject to greater credit risk than higher-rated securities because the issuers are more vulnerable to economic downturns, higher interest rates or adverse issuer-specific developments. In addition, the prices of high yield securities are generally subject to greater market risk and therefore react more sharply to changes in interest rates. Their value and liquidity may also be diminished by adverse publicity and investor perceptions. Also, legislative proposals limiting the tax benefits to the issuers or holders of taxable high yield securities or requiring federally insured savings and loan institutions to reduce their holdings of taxable high yield securities have had and may continue to have an adverse effect on the market value of these securities.
Because high yield securities are frequently traded only in markets where the number of potential purchasers and sellers, if any, is limited, the ability of a Fund to sell these securities at their fair value either to meet redemption requests or to respond to changes in the financial markets may be limited. In such an event, such securities could be regarded as illiquid for the purposes of the limitation on the purchase of illiquid securities. Thinly traded high yield securities may be more difficult to value accurately for the purpose of determining a Fund’s net asset value. Also, because the market for certain high yield securities is relatively new, that market may be particularly sensitive to an economic downturn or a general increase in interest rates.
Mortgage-Related Securities
Mortgage-related securities are interests in pools of mortgage loans made to U.S. residential home buyers, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled, and interests in those pools are sold to investors by various governmental, government-related and private organizations. A Fund may also invest in debt securities which are secured with collateral consisting of U.S. mortgage-related securities, and in other types of U.S. mortgage-related securities.
If a Fund purchases mortgage-backed securities that are “subordinated” to other interests in the same mortgage pool, the Fund as a holder of those securities may only receive payments after the pool’s obligations to other investors have been satisfied. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may limit substantially the pool’s ability to make payments of principal or interest to the Fund as a holder of such subordinated securities, reducing the values of those securities or in some cases rendering them worthless; the risk of such defaults is generally higher in the case of mortgage pools that include so-called “sub-prime” mortgages. An unexpectedly high or low rate of prepayments on a pool’s underlying mortgages may have similar effects on subordinated securities. A mortgage pool may issue securities subject to various levels of subordination; the risk of non-payment affects securities at each level, although the risk is greater in the case of more highly subordinated securities.
U.S. Mortgage Pass-Through Securities. Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates.
Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a “pass-through” of the monthly payments made by the individual borrowers on their residential mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying residential property, refinancing or foreclosure, net of fees or costs which may be incurred. Some mortgage-related securities (such as securities issued by the Government National Mortgage Association (“GNMA”)) are described as “modified pass-through.” These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.
The principal governmental guarantor of U.S. mortgage-related securities is the GNMA. GNMA is a wholly owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of mortgages insured by the Federal Housing Agency or guaranteed by the Veterans Administration.
Government-related guarantors include the Federal National Mortgage Association (“FNMA”) and the Federal Home Loan Mortgage Corporation (“FHLMC”). FNMA is a government-sponsored corporation that is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases conventional residential mortgages not insured or guaranteed by any government agency from a list of approved seller/services which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. FHLMC is a government-sponsored corporation created to increase availability of mortgage credit for residential housing and owned entirely by private stockholders. FHLMC issues participation certificates which represent interests in conventional mortgages from FHLMC’s national portfolio. Pass-through securities issued by FNMA and participation certificates issued by FHLMC are guaranteed as to timely payment of principal and interest by FNMA and FHLMC, respectively, but are not backed by the full faith and credit of the U.S. Government. However, both FNMA and FHLMC benefit from a contractual agreement with the U.S. Treasury (the Preferred Stock Purchase Agreement), which provides them with the necessary cash resources to maintain a positive net worth through year-end 2012.

As of September 7, 2008, the Federal Housing Finance Agency (FHFA) has been appointed as the conservator of FHLMC and FNMA for an indefinite period. In accordance with the Federal Housing Finance Regulatory Reform Act of 2008 and the Federal Housing Enterprises Financial Safety and Soundness Act of 1992, as conservator, the FHFA will control and oversee these entities until the FHFA deems them financially sound and solvent. During the conservatorship, each entity’s obligations are expected to be paid in the normal course of business.
Although no express guarantee exists for the debt or mortgage-backed securities issued by these entities, the U.S. Treasury, through its Preferred Stock Purchase Agreement, has attempted to enhance the ability of these entities to meet their obligations. On December 24th, 2009, the U.S. Treasury amended its Preferred Stock Purchase Agreement to remove its $200 billion per institution limit for funding under these agreements to accommodate any cumulative reduction in net worth over the next three years. The Federal Government is currently in the process of reviewing issues around longer term reform of the GSEs role in the U.S. housing market.
Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators or services of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because they lack direct or indirect government or agency guarantees of payment. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit, issued by governmental entities, private insurers and mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets a Fund’s investment quality standards. However, there can be no assurance that private insurers or guarantors will meet their obligations. In addition, a Fund may buy mortgage-related securities without insurance or guarantees if through an examination of the loan experience and practices of the originator/servicers and poolers the Fund’s investment adviser determines that the securities meet the Fund’s quality standards.
Although the underlying mortgage loans in a pool may have maturities of up to 30 years, the actual average life of the pool certificates typically will be substantially less because the mortgages will be subject to normal principal amortization and may be prepaid prior to maturity. Prepayment rates vary widely and may be affected by changes in market interest rates. In periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of the pool certificates. Conversely, when interest rates are rising, the rate of prepayments tends to decrease, thereby lengthening the actual average life of the certificates. Accordingly, it is not possible to predict accurately the average life of a particular pool.
Although the market for mortgage pass-through securities has become increasingly liquid over time, securities issued by certain private organizations may not be readily marketable, or general market conditions at any point in time may affect the marketability of such securities. As a matter of operating policy, a Fund will not purchase mortgage-related securities which in the investment adviser’s opinion are illiquid if, as a result, more than 15% of the value of the Fund’s total assets will be illiquid.
Collateralized Mortgage Obligations (“CMOs”). A CMO is a hybrid between a mortgage-backed bond and a mortgage pass-through security. Like a bond, interest and prepaid principal is paid, in most cases, semi-annually. CMOs may be collateralized by whole mortgage loans, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC or FNMA.
CMOs are structured into multiple classes, each bearing a different stated maturity. Actual maturity and average life depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the earlier classes have been retired.
Foreign Mortgage-Related Securities. Foreign mortgage-related securities are interests in pools of mortgage loans made to residential home buyers domiciled in a foreign country. These include mortgage loans made by trust and mortgage loan companies, credit unions, chartered banks, and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related, and private organizations (e.g., Canada Mortgage and Housing Corporation and First Australian National Mortgage Acceptance Corporation Limited). Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a “pass-through” of the monthly payments made by the individual borrowers on their residential mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying residential property, refinancing or foreclosure, net of fees or costs which may be incurred. Some mortgage-related securities are described as “modified pass-through.” These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment
Timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit, issued by governmental entities, private insurers and mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets a Fund’s investment quality standards. However, there can be no assurance that private insurers or guarantors will meet their obligations. In addition, a Fund may buy mortgage-related securities without insurance or guarantees, if through an examination of the loan experience and practices of the originator/servicers and poolers, the Fund’s investment adviser determines that the securities meet the Fund’s quality standards.
Although the underlying mortgage loans in a pool may have maturities of up to 30 years, the actual average life of the pool certificates typically will be substantially less because the mortgages will be subject to normal principal amortization and may be prepaid prior to maturity. Prepayment rates vary widely and may be affected by changes in market interest rates. In periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of the pool certificates. Conversely, when interest rates are rising, the rate of prepayments tends to decrease, thereby lengthening the actual average life of the certificates. Accordingly, it is not possible to predict accurately the average life of a particular pool.
Other Mortgage-Related Securities. Other mortgage-related securities include securities of U.S. or foreign issuers that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. These other mortgage-related securities may be equity or debt securities issued by governmental agencies or instrumentalities or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities.
Other Asset-Backed Securities
Asset-backed securities include, but are not limited to, Certificates for Automobile Receivables (“CARSsm”) and credit card receivable securities. CARSsm represent undivided fractional interests in a trust with assets consisting of a pool of motor vehicle retail installment sales contracts and security interests in the vehicles securing these contracts. In addition to the general risks pertaining to all asset-backed securities, CARSsm are subject to the risks of delayed payments or losses if the full amounts due on underlying sales contracts are not realized by the trust due to unanticipated legal or administrative costs of enforcing the contracts, or due to depreciation, damage or loss of the vehicles securing the contracts. Credit card receivable securities are backed by receivables from revolving credit card accounts. Since balances on revolving credit card accounts are generally paid down more rapidly than CARSsm, issuers often lengthen the maturity of these securities by providing for a fixed period during which interest payments are passed through and principal payments are used to fund the transfer of additional receivables to the underlying pool. In addition, unlike most other asset-backed securities, credit card receivable securities are backed by obligations that are not secured by interests in personal or real property. Other assets often used as collateral include, but are not limited to, home equity loans, student loans and loans on commercial and industrial equipment and manufactured housing.
Consistent with a Fund’s investment objectives and policies, the Fund may invest in other types of asset-backed securities.

Floating Rate and Variable Rate Demand Notes
Floating rate and variable rate demand notes and bonds have a stated maturity in excess of one year, but permit a holder to demand payment of principal plus accrued interest upon a specified number of days notice. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. The issuer has a corresponding right, after a given period, to prepay in its discretion the outstanding principal of the obligation plus accrued interest upon a specific number of days notice to the holders. The interest rate of a floating rate instrument may be based on a known lending rate, such as a bank’s prime rate, and is reset whenever such rate is adjusted. The interest rate on a variable rate demand note is reset at specified intervals at a market rate. A Fund’s investment adviser monitors the earning power, cash flow and other liquidity ratios of the issuers of such obligations, as well as the creditworthiness of the institution responsible for paying the principal amount of the obligations under the demand feature.
Obligations with Puts Attached
Obligations with puts attached are long-term fixed rate debt obligations that have been coupled with an option granted by a third party financial institution allowing a Fund at specified intervals to tender (or “put”) such debt obligations to the institution and receive the face value. These third party puts are available in many different forms, may be represented by custodial receipts or trust certificates and may be combined with other features such as interest rate swaps. The financial institution granting the option does not provide credit enhancement. If there is a default on, or significant downgrading of, the bond or a loss of its tax-exempt status, the put option will terminate automatically. The risk to the Fund will then be that of holding a long-term bond.
These investments may require that a Fund pay a tender fee or other fee for the features provided. In addition, a Fund may acquire “stand-by commitments” from banks or broker-dealers with respect to the securities held in its portfolio. Under a stand-by commitment, a bank or broker-dealer agrees to purchase at the Fund’s option a specific security at a specific price on a specific date.
The Fund may pay for a stand-by commitment either separately, in cash, or in the form of a higher price paid for the security. The Fund will acquire stand-by commitments solely to facilitate portfolio liquidity.
Money Market Obligations
Money market obligations include U.S. dollar denominated bank certificates of deposit, bankers acceptances, commercial paper and other short-term debt obligations of U.S. and foreign issuers, including U.S. Government and agency obligations. All money market obligations are high quality, meaning that the security is rated in one of the two highest categories for short-term securities by at least two nationally recognized rating services (or by one if only one rating service has rated the security) or, if unrated, is determined by the relevant Fund’s investment adviser to be of comparable quality.
INVESTMENTS IN REGISTERED INVESTMENT COMPANIES
As permitted under the 1940 Act and the rules thereunder, each Fund may acquire the shares of affiliated funds (i.e., the other Funds) and of unaffiliated funds (collectively, “Acquired Funds”).
Each Fund may invest in shares of Acquired Funds, including affiliated funds, to the extent permitted by applicable law and subject to certain restrictions set forth in this SAI.
Generally, under the 1940 Act and SEC rules thereunder, each Fund’s acquisition of the securities of affiliated Acquired Funds is subject to the following guidelines and restrictions:
(A)	The Fund may own an unlimited amount of any affiliated Acquired Fund’s voting securities.

(B)	The sales load and distribution fees paid by the Fund with respect to an affiliated Acquired Fund, aggregated with any distribution fees of the Fund, may not be excessive under Financial Industry Regulatory Authority (“FINRA”) rules.

(C)	Any affiliated Acquired Fund must have a policy that prohibits it from acquiring any securities of registered open-end funds or registered unit investment trusts in reliance on certain sections of the 1940 Act.
In addition, each Fund may acquire shares of unaffiliated Acquired Funds. In addition to guidelines (B) and (C) above, under the 1940 Act and SEC rules thereunder, each Fund’s acquisition of the securities of unaffiliated Acquired Funds is subject to the following guidelines and restrictions:
(D)	The Fund and its “affiliated persons” may own no more than 3% of an unaffiliated Acquired Fund’s voting securities.

(E)	The Fund and the Acquired Fund, in the aggregate, may not charge a sales load greater than the limits set forth in Rule 2830(d)(3) of the Conduct Rules of the FINRA applicable to funds of funds.

(F)	The Acquired Fund is not obligated to redeem its securities held by the Fund in an amount greater than 1% of the Acquired Fund’s total outstanding securities during any period less than 30 days.

(G)	The purchase or acquisition of the Acquired Fund is made pursuant to an arrangement with the Acquired Fund or its principal underwriter whereby the Fund is obligated either to (i) seek instructions from its shareholders with regard to the voting of all proxies with respect to the Acquired Fund and vote in accordance with such instructions; or (ii) vote the shares of the Acquired Fund held by the Fund in the same proportion as the vote of all other shareholders of the Acquired Fund.
Acquired Funds typically incur fees that are separate from those fees incurred directly by each Fund. Each Fund’s purchase of such investment company securities results in the layering of expenses as Fund shareholders would incur not only a proportionate share of the expenses of the Acquired Funds held by a Fund, but also expenses of the Fund.
Under certain circumstances an open-end investment company in which a Fund invests may determine to make payment of a redemption by the Fund wholly or in part by a distribution in kind of securities from its portfolio, instead of in cash. As a result, the Fund may hold such securities until the Fund’s investment adviser determines it is appropriate to dispose of them. Such disposition will impose additional costs on the Fund.
Investment decisions by the investment advisers to the Acquired Funds in which each Fund invests are made independently of the Fund.
INVESTMENTS IN EXCHANGE-TRADED FUNDS
The Funds may also invest directly in exchange-traded funds (“ETFs”). The Acquired Funds in which a Fund invests may also invest in ETFs. Investments in shares of ETFs by a Fund or an Acquired Fund in which a Fund invests are subject to the guidelines set forth above under “INVESTMENTS IN REGISTERED INVESTMENT COMPANIES” applicable to unaffiliated funds (i.e., guidelines (D) through (G)).
An ETF is a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track a particular market index or basket of securities. A Fund could purchase an ETF to temporarily gain exposure to a portion of a U.S. or foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF could result in it being more volatile and ETFs have management fees that increase their costs. Because an ETF attempts to exactly replicate the particular stock index or basket of securities to which it is related, any price movement away from the value of the underlying stocks is generally quickly eliminated by professional traders. Thus, each investment adviser believes that the movement of the share prices of the ETFs in which the Funds invest should closely track the movement of the particular stock index or basket of securities to which it is related.
INVESTMENTS BY FUNDS AND BY ACQUIRED FUNDS IN WHICH THE FUNDS INVEST

Each Fund may invest directly in the types of securities specified in the applicable Prospectus and this SAI. In addition, investments by the Acquired Funds, and consequently by each Fund investing in Acquired Funds, may include such securities. References in this SAI to investments by a Fund include the Fund’s “direct” investments, as well as its “indirect” investments (i.e., investments by its Acquired Funds). Greater detail about the types of investments and investment guidelines of any Acquired Fund are included in the Acquired Fund’s prospectus and statement of additional information.
COUNTRY FUNDS
Subject to the provisions of the 1940 Act and the restrictions set forth in the applicable Prospectus and elsewhere in this SAI, a Fund may invest in the shares of investment companies that invest in specified foreign markets. Several foreign governments permit investments by non-residents in their markets only through participation in certain investment companies specifically organized to participate in such markets. The Fund may also invest a portion of its assets in unit trusts and country funds that invest in foreign markets that are smaller than those in which the Fund would ordinarily invest directly. Investments in such pooled vehicles should enhance the geographical diversification of the portfolio’s assets, thereby reducing the risks associated with investing in certain smaller foreign markets. Investments by the Fund in such vehicles should also provide increased liquidity and lower transaction costs for the Fund than are normally associated with direct investment in such markets. However, an investment in a country fund by a Fund will involve payment by the Fund of its pro rata share of advisory and administrative fees charged by such country fund.
MONEY MARKET FUNDS
To maintain liquidity, each Fund may invest in money market funds. Under normal circumstances, a money market investment made by the Payden Tax Exempt Bond Fund will be in Federal tax-free mutual funds. As a matter of operating policy, none of the Funds anticipates investing more than 15% of its total assets in money market funds, except that each Fund may invest more than 15% of its total assets in the Payden Cash Reserves Money Market Fund. It will do so for cash management purposes or for temporary defensive purposes. An investment in a money market mutual fund by a Fund will involve indirectly payment by the Fund of its pro rata share of advisory and administrative fees of such money market fund.
REPURCHASE AGREEMENTS
To maintain liquidity, each Fund may enter into repurchase agreements (agreements to purchase U.S. Treasury notes and bills, subject to the seller’s agreement to repurchase them at a specified time and price) with well-established registered securities dealers or banks.
Repurchase agreements are the economic equivalent of loans by a Fund. In the event of a bankruptcy or default of any registered dealer or bank, a Fund could experience costs and delays in liquidating the underlying securities which are held as collateral, and a Fund might incur a loss if the value of the collateral declines during this period.
REVERSE REPURCHASE AGREEMENTS
Each Fund may enter into reverse repurchase agreements (agreements to sell portfolio securities, subject to such Fund’s agreement to repurchase them at a specified time and price) with well-established registered dealers and banks. Each Fund covers its obligations under a reverse repurchase agreement by maintaining a segregated account comprised of cash, U.S. Government securities or high-grade debt obligations, maturing no later than the expiration of the agreement, in an amount (marked-to-market daily) equal to its obligations under the agreement. Reverse repurchase agreements are the economic equivalent of borrowing by a Fund, and are entered into by the Fund to enable it to avoid selling securities to meet redemption requests during market conditions deemed unfavorable by the Fund’s investment adviser.
SHORT SALES
The Payden Global Equity Fund may engage in short sales of stocks. A short sale involves a sale by the Fund of a security, which it does not own, in anticipation of a decline in the market value of the security. To complete the sale, the Fund must borrow the security (typically from the broker through which the short sale is made) in order to make delivery to the buyer. The Fund must replace the security borrowed by purchasing it at the market price at the time of replacement. The Fund is said to have a “short position” in the securities sold until it delivers them to the broker. The period during which the Fund has a short position can range from one day to more than a year. Until the Fund replaces the security, the Fund must pay to the broker a negotiated portion of any interest or dividends, which accrue during the period of the loan, and must pledge assets to the broker to secure its obligation to replace the securities. The aggregate value of the assets required to be pledged to secure the Fund’s obligation will vary based upon, among other things, the types of assets pledged and the extent to which any cash proceeds from short sales continue to be held by the broker. Until the Fund closes its short position or replaces the borrowed security, the Fund will designate liquid assets it owns (other than the short sales proceeds) as segregated assets in an amount equal to its obligation to purchase the securities sold short, as required by the 1940 Act. The amount segregated may increase or decrease daily. The Fund believes that short sale obligations that are covered, either by an offsetting asset or right (acquiring the security sold short or having an option to purchase the security sold short at exercise price that covers the obligation), or by the Fund’s segregated asset (or a combination thereof), are not senior securities under the 1940 Act and are not subject to the Fund’s borrowing restrictions. This requirement to segregate assets limits the Fund’s leveraging of its investments and the related risk of losses from leveraging.
While short sales by the Fund create opportunities to increase the Fund’s return, at the same time, they involve specific risk considerations. Since the Fund in effect profits from a decline in the price of the securities sold short without the need to invest the full purchase price of the securities on the date of the short sale, the Fund’s net asset value per share tends to increase more when the securities it has sold short decrease in value, and to decrease more when the securities it has sold short increase in value, than would otherwise be the case if it had not engaged in such short sales. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium, dividends or interest the Fund may be required to pay in connection with the short sale. Short sales theoretically involve unlimited loss potential, as the market price of securities sold short may continually increase, although the Fund may mitigate such losses by replacing the securities sold short before the market price has increased significantly. Under adverse market conditions, the Fund might have difficulty purchasing securities to meet its short sale delivery obligations, and might have to sell portfolio securities to raise the capital necessary to meet its short sale obligations at a time when fundamental investment considerations would not favor such sales.
The Fund may not always be able to close out a short position at a particular time or at a desirable price. A lender may request that the borrowed securities be returned to it on short notice, and the Fund may have to buy the borrowed securities at an undesirable price. If this occurs at a time that other short sellers of the same security also want to close out their positions, a “short squeeze” can occur. A short squeeze occurs when demand is greater than supply for the stock sold short. A short squeeze makes it more likely that the Fund will have to cover its short sale at an unfavorable price. If that happens, the Fund will lose some or all of the potential profit from, and may incur a loss as a result of, the short sale.
ILLIQUID SECURITIES
As a matter of operating policy, no Fund may invest more than 15% of the value of its net assets in securities that at the time of purchase have legal or contractual restrictions on resale or are otherwise illiquid. In the case of the Payden Cash Reserves Money Market Fund, at least 10% of the Fund’s total assets must be invested in securities with daily liquidity (i.e., cash, direct obligations of the U.S. Government and securities that will mature or be exercisable on demand within one business day) and at least 30% of its total assets must be invested in securities with weekly liquidity (i.e., securities with daily liquidity, securities that will mature or be exercisable on demand within five business days and securities of U.S. Government agencies and instrumentalities that are issued at a discount to the principal at maturity and have a remaining maturity of 60 days or less). Payden will take steps to keep the amount of illiquid securities, securities with daily liquidity and securities with weekly liquidity within the prescribed limitations. Each Fund’s investment adviser will monitor the amount of illiquid securities in the Fund’s portfolio, to ensure compliance with the Fund’s investment restrictions.
Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act, securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placement or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and the Fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemption requests within seven days. The Fund might also have to register such restricted securities in order to dispose of them, resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

A large institutional market has developed for certain securities that are not registered under the Securities Act, including repurchase agreements, commercial paper, securities of foreign issuers (“foreign securities”), municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer’s ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments. In accordance with guidelines established by the Board, each Fund’s investment adviser will determine the liquidity of each investment using various factors such as (1) the frequency of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, (4) the nature of the security (including any demand or tender features) and (5) the likelihood of continued marketability and credit quality of the issuer.
PAYDEN CASH RESERVES MONEY MARKET FUND
The operations of the Payden Cash Reserves Money Market Fund are governed by Rule 2a-7 under the 1940 Act. Under the rule, the Fund must maintain a dollar-weighted average portfolio maturity of 60 days or less, and a dollar-weighted average life (portfolio maturity measured without reference to any maturity shortening provisions of adjustable rate securities by reference to their interest rate reset date) of 120 days or less, (2) purchase instruments having remaining maturities of 397 days or less, and (3) invest only in securities determined by the Board to be of high quality with minimal credit risks.
FOREIGN INVESTMENTS
The applicable Prospectus describes the extent to which each of the Funds may invest in securities of issuers organized or headquartered in foreign countries (“foreign securities”).
Risks of Foreign Investing
There are special risks in investing in any foreign securities in addition to those relating to investments in U.S. securities.
Political and Economic Factors. Individual foreign economies of certain countries may differ favorably or unfavorably from the United States’ economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, diversification and balance of payments position. The internal politics of certain foreign countries may not be as stable as those of the United States.
Governments in certain foreign countries continue to participate to a significant degree, through ownership interest or regulation, in their respective economies. Action by these governments could include restrictions on foreign investment, nationalization, expropriation of goods or imposition of taxes, and could have a significant effect on market prices of securities and payment of interest. The economies of many foreign countries are heavily dependent upon international trade and are accordingly affected by the trade policies and economic conditions of their trading partners. Enactment by these trading partners of protectionist trade legislation could have a significant adverse effect upon the securities markets of such countries.
Emerging Markets Investments. Investments by a Fund in securities issued by the governments of emerging or developing countries, and of companies within those countries, involve greater risks than other foreign investments. Investments in emerging or developing markets involve exposure to economic and legal structures that are generally less diverse and mature (and in some cases the absence of developed legal structures governing private and foreign investments and private property), and to political systems which can be expected to have less stability, than those of more developed countries. The risks of investment in such countries may include matters such as relatively unstable governments, higher degrees of government involvement in the economy, the absence until recently of capital market structures or market-oriented economies, economies based on only a few industries, securities markets which trade only a small number of securities, restrictions on foreign investment in stocks, and significant foreign currency devaluations and fluctuations.
Emerging markets can be substantially more volatile than both U.S. and more developed foreign markets. Such volatility may be exacerbated by illiquidity. The average daily trading volume in all of the emerging markets combined is a small fraction of the average daily volume of the U.S. market. Small trading volumes may result in a

Fund being forced to purchase securities at substantially higher prices than the current market, or to sell securities at much lower prices than the current market.
Currency Fluctuations. To the extent that a Fund invests in securities denominated in foreign currencies, a change in the value of any such currency against the U.S. dollar will result in a corresponding change in the U.S. dollar value of the Fund’s assets denominated in that currency. Such changes will also affect the Fund’s income. The value of a Fund’s assets may also be affected significantly by currency restrictions and exchange control regulations enacted from time to time.
Market Characteristics. The Funds’ investment advisers expect that most foreign securities in which any Fund invests will be purchased in over-the-counter markets or on bond exchanges located in the countries in which the principal offices of the issuers of the various securities are located, if that is the best available market. Foreign bond markets may be more volatile than those in the United States. While growing in volume, they usually have substantially less volume than U.S. markets, and the Fund’s foreign bond holdings may be less liquid and more volatile than U.S. Government securities. Moreover, settlement practices for transactions in foreign markets may differ from those in U.S. markets, and may include delays beyond periods customary in the United States.
Transactions in options on securities, futures contracts and futures options may not be regulated as effectively on foreign exchanges as similar transactions in the United States, and may not involve clearing mechanisms and related guarantees. The value of such positions also could be adversely affected by the imposition of different exercise terms and procedures and margin requirements than in the United States. Foreign security trading practices, including those involving securities settlement where Fund assets may be released prior to payment, may expose a Fund to increased risk in the event of a failed trade or the insolvency of a foreign broker-dealer.
The value of a Fund’s portfolio positions may also be adversely impacted by delays in the Fund’s ability to act upon economic events occurring in foreign markets during non-business hours in the United States.
Legal and Regulatory Matters. Certain foreign countries may have less supervision of securities markets, brokers and issuers of securities, and less financial information available to issuers, than is available in the United States.
Taxes. The interest payable on certain of a Fund’s foreign portfolio securities may be subject to foreign withholding taxes, thus reducing the net amount of income available for distribution to the Fund’s shareholders. A shareholder otherwise subject to U.S. Federal income taxes may, subject to certain limitations, be entitled to claim a credit or deduction for U.S. Federal income tax purposes for its proportionate share of such foreign taxes paid by a Fund. The Funds intend to sell such bonds prior to the interest payment date in order to avoid withholding.
Costs. The expense ratio of a Fund investing in foreign securities (before reimbursement by the Fund’s investment adviser pursuant to any applicable expense limitation described in the applicable Prospectus) is likely to be higher than those of investment companies investing in domestic securities, since the cost of maintaining the custody of foreign securities is higher than that of domestic securities.
MUNICIPAL SECURITIES
Each of the Payden Tax Exempt Bond and Payden California Municipal Income Funds invests primarily in a non-diversified portfolio of debt obligations issued by state and local governments, territories and possessions of the United States, regional government authorities, and their agencies and instrumentalities which provide interest income that, in the opinion of bond counsel to the issuer at the time of original issuance, is exempt from Federal income taxes (“municipal securities”). Municipal securities include both notes (which have maturities of less than one year) and bonds (which have maturities of one year or more) that bear fixed or variable rates of interest.
In general, municipal securities are issued to obtain funds for a variety of public purposes, such as the construction, repair, or improvement of public facilities including airports, bridges, housing, hospitals, mass transportation, schools, streets, and water and sewer works. Municipal securities may be issued to refinance outstanding obligations as well as to raise funds for general operating expenses and lending to other public institutions and facilities.
The two principal classifications of municipal securities are “general obligation” securities and “revenue” securities. General obligation securities are secured by the issuer’s pledge of its full faith, credit, and taxing power for the payment of principal and interest. Characteristics and methods of enforcement of general obligation bonds vary according to the law applicable to a particular issuer, and the taxes that can be levied for the payment of debt service may be limited or unlimited as to rates or amounts of special assessments. Revenue securities are payable only from the revenues derived from a particular facility, a class of facilities or, in some cases, from the proceeds of a special excise tax. Revenue bonds are issued to finance a wide variety of capital projects including: electric, gas, water, and sewer systems; highways, bridges, and tunnels; port and airport facilities; colleges and universities; and hospitals. Although the principal security behind these bonds may vary, many provide additional security in the form of a debt service reserve fund the assets of which may be used to make principal and interest payments on the issuer’s obligations. Housing finance authorities have a wide range of security, including partially or fully insured mortgages, rent subsidized and collateralized mortgages, and the net revenues from housing or other public projects. Some authorities are provided further security in the form of a state’s assurance (although without obligation) to make up deficiencies in the debt service reserve fund.
Each Fund may purchase insured municipal debt in which scheduled payments of interest and principal are guaranteed by a private, non-governmental or governmental insurance company. The insurance does not guarantee the market value of the municipal debt or the value of the shares of the Fund.
Payden may use interest rate and municipal bond index futures and options on futures contracts, options on securities, and interest rate swaps to effect a change in the Payden California Municipal Income Fund’s exposure to interest rate changes.
Securities of issuers of municipal obligations are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Bankruptcy Reform Act of 1978. In addition, the obligations of such issuers may become subject to laws enacted in the future by Congress, state legislatures of referenda extending the time for payment of principal or interest, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. Furthermore, as a result of legislation or other conditions, the power or ability of any issuer to pay, when due, the principal of and interest on its municipal obligations may be materially affected.
Certain of the municipal securities in which each Fund may invest, and certain of the risks of such investments, are described below.
Moral Obligation Securities
Municipal securities may include “moral obligation” securities which are usually issued by special purpose public authorities. If the issuer of moral obligation bonds cannot fulfill its financial responsibilities from current revenues, it may draw upon a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.
Zero Coupon Securities
Zero coupon securities are debt securities issued or sold at a discount from their face value. These securities do not entitle the holder to interest payments prior to maturity or a specified redemption date, when they are redeemed at face value. Zero coupon securities may also take the form of debt securities that have been stripped of their unmatured interest coupons, the coupons themselves, and receipts and certificates representing interests in such stripped obligations and coupons. The market prices of zero coupon securities tend to be more sensitive to interest rate changes, and are more volatile, than interest bearing securities of like maturity. The discount from face value is amortized over the life of the security and such amortization will constitute the income earned on the security for accounting and tax purposes. Even though income is accrued on a current basis, a Fund does not receive the income currently in cash. Therefore, the Fund may have to sell other portfolio investments to obtain cash needed to make income distributions.
Mortgage-Backed Securities
Mortgage-backed securities are municipal debt obligations issued to provide financing for residential housing mortgages to targeted groups. Payments made on the underlying mortgages and passed through to a Fund will represent both regularly scheduled principal and interest payments. The Fund may also receive additional principal payments representing prepayments of the underlying mortgages. Investing in such municipal debt obligations involves special risks and considerations, including the inability to predict accurately the maturity of the Fund’s investments as a result of prepayments of the underlying mortgages (which may require the Fund to reinvest principal at lower yields than would otherwise have been realized), the illiquidity of certain of such securities, and the possible default by insurers or guarantors supporting the timely payment of interest and principal.
Municipal Lease Obligations
Municipal lease obligations are lease obligations or installment purchase contract obligations of municipal authorities. Although lease obligations do not constitute general obligations of the municipality for which its taxing power is pledged, a lease obligation is ordinarily backed by the municipality’s covenant to budget for, appropriate and make the payments due under the lease obligation. A Fund may also purchase “certificates of participation”, which are securities issued by a particular municipality or municipal authority to evidence a proportionate interest in base rental or lease payments relating to a specific project to be made by the municipality, agency or authority. However, certain lease obligations contain “non-appropriation” clauses which provide that the municipality has no obligation to make lease or installment purchase payments in any year unless money is appropriated for such purpose for such year. Although “non-appropriation” lease obligations are secured by the leased property, disposition of the property in the event of default and foreclosure might prove difficult. In addition, these securities represent a relatively new type of financing, and certain lease obligations may therefore be considered to be illiquid securities.
Subject to its ability to invest in below investment grade municipal securities, a Fund will attempt to minimize the special risks inherent in municipal lease obligations and certificates of participation by purchasing only lease obligations which meet the following criteria: (1) rated A or better by at least one national recognized securities rating organization; (2) secured by payments from a governmental lessee which has actively traded debt obligations; (3) determined by the Fund’s investment adviser to be critical to the lessee’s ability to deliver essential services; and (4) contain legal features which the Fund’s investment adviser deems appropriate, such as covenants to make lease payments without the right of offset or counterclaim, requirements for insurance policies, and adequate debt service reserve funds.
Short-Term Obligations
Short-term municipal obligations include the following:
Tax Anticipation Notes are used to finance working capital needs of municipalities and are issued in anticipation of various seasonal tax revenues, to be payable from these specific future taxes. They are usually general obligations of the issuer, secured by the taxing power of the municipality for the payment of principal and interest when due.
Revenue Anticipation Notes are issued in expectation of receipt of other kinds of revenue, such as Federal revenues available under the Federal Revenue Sharing Program. They also are usually general obligations of the issuer.
Bond Anticipation Notes normally are issued to provide interim financing until long-term financing can be arranged. The long-term bonds then provide the money for the repayment of the notes.
Short-Term Discount Notes (tax-exempt commercial paper) are short-term (365 days or less) promissory notes issued by municipalities to supplement their cash flow.
Floating Rate and Variable Rate Demand Notes
Floating rate and variable rate demand notes and bonds may have a stated maturity in excess of one year, but permit a holder to demand payment of principal plus accrued interest upon a specified number of days notice. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. The issuer has a corresponding right, after a given period, to prepay in its discretion the outstanding principal of the obligation plus accrued interest upon a specific number of days notice to the holders. The interest rate of a floating rate instrument may be based on a known lending rate, such as a bank’s prime rate, and is reset whenever such rate is adjusted. The interest rate on a variable rate demand note is reset at specified intervals at a market rate.

A Fund will limit its purchase of municipal securities that bear floating rates and variable rates of interest to those meeting the rating quality standards set forth in the applicable Prospectus. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. The Fund’s investment adviser monitors the earning power, cash flow and other liquidity ratios of the issuers of such obligations, as well as the creditworthiness of the institution responsible for paying the principal amount of the obligations under the demand feature.
A Fund may also invest in municipal securities in the form of “participation interests” in variable rate tax-exempt demand obligations held by a financial institution, usually a commercial bank. Municipal participation interests provide the purchaser with an undivided interest in one or more underlying municipal securities and the right to demand payment from the institution upon a specified number of days’ notice (no more than seven) of the unpaid principal balance plus accrued interest. In addition, the municipal participation interests are typically enhanced by an irrevocable letter of credit or guarantee from such institution. Since the Fund has an undivided interest in the obligation, it participates equally with the institution with the exception that the institution normally retains a fee out of the interest paid for servicing, providing the letter of credit or guarantee, and issuing the repurchase commitment.
Obligations with Puts Attached
Long-term fixed rate municipal debt obligations may be coupled with an option granted by a third party financial institution allowing a Fund at specified intervals to tender (or “put”) such debt obligations to the institution and receive the face value. These third party puts are available in many different forms, and may be represented by custodial receipts or trust certificates and may be combined with other features such as interest rate swaps. The financial institution granting the option does not provide credit enhancement. If there is a default on, or significant downgrading of, the bond or a loss of its tax-exempt status, the put option will terminate automatically. The risk to the Fund will then be that of holding a long-term bond.
These investments may require that the Fund pay a tender fee or other fee for the features provided. In addition, the Fund may acquire “stand-by commitments” from banks or broker-dealers with respect to the municipal securities held in its portfolios. Under a stand-by commitment, a bank or broker-dealer agrees to purchase at the Fund’s option a specific municipal security at a specific price on a specific date. The Fund may pay for a stand-by commitment either separately, in cash, or in the form of a higher price paid for the security. The Fund will acquire stand-by commitments solely to facilitate portfolio liquidity.
Municipal Securities Market Risk
Investing in the municipal securities market involves certain risks. The municipal securities market is one in which dealer firms make markets in bonds on a principal basis using their proprietary capital, and during the recent market turmoil these firms’ capital became severely constrained. As a result, some firms were unwilling to commit their capital to purchase and to serve as a dealer for municipal securities and, accordingly, municipal securities can experience downturns in trading activity and the supply of municipal securities may exceed the demand in the market. During such periods, the spread can widen between the price at which an obligation can be purchased and the price at which it can be sold. Less liquid obligations can become more difficult to value and be subject to erratic price movements. Economic and other events (whether real or perceived) can reduce the demand for certain investments or for investments generally, which may reduce market prices and cause the value of Fund shares to fall. The frequency and magnitude of such changes cannot be predicted. The increased presence of non-traditional participants in the municipal securities markets may lead to greater volatility in the markets.
The amount of public information available about the municipal securities in the Fund’s portfolio is generally less than that for corporate equities or bonds, and the Fund’s investment performance may therefore be more dependent on Payden’s analytical abilities than if the Fund were to invest in stocks or taxable bonds. The secondary market for municipal securities also tends to be less well-developed and less liquid than many other securities markets, which may adversely affect the Fund’s ability to sell its municipal securities at attractive prices or at prices approximating those at which the Fund currently values them. Municipal securities may contain redemption provisions, which may allow the securities to be called or redeemed prior to their stated maturity, potentially resulting in the distribution of principal and a reduction in subsequent interest distributions.
The ability of municipal issuers to make timely payments of interest and principal may be diminished during general economic downturns and as governmental cost burdens are reallocated among federal, state and local governments. If the current national economic recession continues, the ability of municipalities to collect revenue and service their obligations could be materially and adversely affected. The taxing power of any government entity may be limited by provisions of state constitutions or laws and an entity’s credit will depend on many factors, including the entity’s tax base, the extent to which the entity relies on federal or state aid, and other factors which are beyond the entity’s control. In addition, laws enacted in the future by Congress or state legislatures or referenda could extend the time for payment of principal and/or interest, or impose other constraints on enforcement of such obligations, or on the ability of municipalities to levy taxes. Issuers of municipal securities might seek protection under the bankruptcy laws. In the event of bankruptcy of such an issuer, the Fund could experience delays in collecting principal and interest and the Fund may not, in all circumstances, be able to collect all principal and interest to which it is entitled.
SPECIAL RISKS OF INVESTING PRIMARILY IN CALIFORNIA MUNICIPAL SECURITIES
The Payden California Municipal Income Fund invests primarily in California municipal securities. The value of its portfolio investments with respect to these securities will be highly sensitive to events affecting the fiscal stability of the State of California (referred to in this section as “California” or the “State”) and its municipalities, authorities and other instrumentalities that issue such securities. The following information is only a brief summary of the complex factors affecting the financial situation in California and is based on information available as of the date of this SAI primarily from official statements and legislative analyses relating to the State’s budget, and from official statements for securities offerings of the State.
General Economic Conditions
Economic Outlook. The economy of the State is the largest among the 50 states and one of the largest in the world. The diversified economy of the State has major components in high technology, trade, entertainment, agriculture, manufacturing, government, tourism, construction and financial services. Certain of the State’s significant industries, such as high technology, are sensitive to economic disruptions in their export markets.
Between the first half of 2008 and second half of 2009, California, along with the United States, experienced the most severe economic downturn and financial pressure since the 1930s. Falling home prices, reduced credit availability, decreasing investment values and growing job losses, among other factors, weighed heavily on the California economy. Although California, as well as the United States, has begun to slowly emerge from the economic downturn, analysts have projected that the upturn in the current economic outlook will be modest and prolonged and forecast a sluggish recovery for both the State and national economies. The high number of unemployed in the State resulted in sharp declines in consumer spending and anticipated tax revenues during the downturn, and continues to place financial strain on hard-hit industries and government spending plans, hindering a more robust recovery of the California economy. There can be no assurance that the positive economic and fiscal trends will continue or that the economy will not become more difficult.
As of December 2010, California’s unemployment was 12.5%, compared to 12.3% in December 2009 (5.8% in December 2007). Despite the slight increase in unemployment, job losses have held steady since December 2009 and employment growth in the State rose by 0.5% during the same year-over-year period. Employment growth in California is projected to be weak relative to prior economic downturns (1.8% growth in 2012 and 2.2% growth in 2013), and analysts forecast that the State will not recover the jobs lost during the downturn until at least the third quarter of 2016.
Geography. California’s geographic location subjects it to earthquake and wildfire risks. It is impossible to predict the time, magnitude or location of a major earthquake or wildfire or its effect on the California economy. In January 1994, a major earthquake struck the Los Angeles area, causing significant damage in a four county area. In October 2007, a series of wildfire burned across Southern California, forcing approximately 1 million evacuations and causing significant damage in seven counties. The possibility exists that other such earthquakes or wildfires could create major dislocation of the California economy and could significantly affect State and local governmental budgets.
State Budgets
Budget Process. California has a fiscal year ending on June 30 of each year. Under the State constitution, the Governor must submit a proposed budget to the Legislature by January 10 of the preceding fiscal year and the Legislature must adopt a final budget by June 15 of the preceding fiscal year. On November 2, 2010, the voters of California approved Proposition 25, which amended the State constitution to decrease the vote required for the Legislature to adopt a final budget from a two-thirds majority vote to a simple majority vote of the Legislature. Both the proposed budget and final budget are required to be balanced, in that General Fund expenditures must not exceed projected General Fund revenues and transfers for the fiscal year.
California receives revenues from taxes, fees and other sources, the most significant of which are personal income tax, sales and use tax and corporate tax (which collectively constitute more than 90% of General Fund revenues and transfers). Due to historic revenue shortfalls in 2008 and 2009, the Legislature and Governor had to adopt three major budget plans for fiscal year 2009-10 in less than 11 months to resolve a projected budget deficit of $60 billion. Preliminary projections for the 2011-12 fiscal year suggest that the State will continue to face budget gaps between $17.2 billion and $21.5 billion through fiscal year 2014-15, absent prompt corrective action, due to ongoing revenue shortfalls and the elimination or expiration of certain enacted budget solutions.
Current Budget. The California State Budget for the 2010-11 fiscal year (the “ 2010 Budget Act”) was passed by the State Legislature and signed by the Governor on October 8, 2010, the latest budget enactment in California history. The 2010 Budget Act projected General Fund revenues and transfers of $94.2 billion and authorized General Fund expenditures of $86.6 billion for the fiscal year ended June 30, 2011. The 2010 Budget Act sought to close the estimated $19.3 billion budget deficit for the 2010-11 fiscal year by a combination of significant expenditure reductions, federal funding, reform of public pension benefits for newly hired State employees and other solutions the majority of which were one-time or temporary in nature. Assuming all of the budgetary goals of the 2010 Budget Act were achieved, the State projected a $1.3 billion available reserve at the end of the 2010-11 fiscal year.
On November 10, 2010, the Legislative Analyst’s Office (“LAO”), a non-partisan fiscal and policy adviser, released a report entitled “The 2010-11 Budget: California’s Fiscal Outlook” (the “LAO Report”). Following an independent assessment of the State’s economic outlook and projected General Fund revenues and expenditures, the LAO Report forecast that the State will incur a budget deficit of $6.1 billion as of June 30, 2011 (primarily due to the State’s inability to realize anticipated federal funding and expenditure reductions) and will face a budget deficit of $25.3 billion in fiscal year 2011-12, absent significant and long-term corrective actions are taken. The LAO Report also projected substantial budget gaps in excess of $20 billion annually through fiscal year 2015-16.

The Governor’s Budget for the 2011-12 fiscal year (“2011 Governor’s Budget”), released on January 10, 2011, provided an update to the State’s economic outlook in the 2010 Budget Act, projecting General Fund revenues and transfers in fiscal year 2010-11 of $90.7 billion (a decrease of $3.5 billion relative to the 2010 Budget Act) and General Fund expenditures for the 2010-11 fiscal year of $92.8 billion (an increase of $6.2 billion relative to the 2010 Budget Act), absent any corrective measures, creating a budget deficit of $7.4 billion as of June 30, 2011. Assuming all of the budgetary actions proposed by the Governor are implemented, the 2011 Governor’s Budget projected that the budget deficit at the end of the 2010-11 fiscal year will be decreased by $4.1 billion.
Future Budgets. The 2011 Governor’s Budget projected General Fund revenues and transfers in fiscal year 2011-12 of $89.7 billion and proposed General Fund expenditures of $84.6 billion for the 2011-12 fiscal year, assuming adoption of all proposed budget solutions. Absent enactment of the proposed budget solutions, the 2011 Governor’s Budget projected a $25.4 billion deficit as of June 30, 2012 due primarily to a carryover deficit from fiscal year 2010-11, expiration of one-time or temporary budgetary actions and the State’s inability to achieve certain enacted budget solutions. The 2011 Governor’s Budget proposed to close the budget deficit through substantial expenditure reductions, shifting responsibility for certain State programs to local governments, and extension of temporary tax increases which would require voter approval at the special elections in June 2011. Assuming enactment of the proposed budget’s corrective actions, the 2011 Governor’s Budget projected a $955 million available reserve at the end of the 2011-12 fiscal year.
In its January 12, 2011 “Overview of the Governor’s Budget,” the LAO concluded that the 2011 Governor’s Budget made a reasonable estimate of the State’s current budget problem and commended the Governor’s focus on multi-year and ongoing budget solutions, but it also expressed concern that, due to the legal, financial and political complexities of the Governor’s proposals, the budgeted savings and revenue increases of the proposals may not be achieved. The LAO also cautioned that a significant portion of the Governor’s proposed budget solutions are dependent on voter approval in June, and that the 2011 Governor’s Budget did not provide alternative solutions in case of voter rejection.
It cannot be predicted what actions will be taken in the future by the Legislature and the Governor to deal with changing State revenues and expenditures. The State budget will be affected by national and State economic conditions and other factors.
Significant Deterioration of State Finances. In 2009, the State Controller was forced to defer payment of $4.8 billion in general obligations for 30 days and issue nearly $2.6 billion in registered warrants (IOUs) in payment of non-mandated State obligations to prevent a severe cash deficit. While legislation enacted during special sessions of the Legislature in March 2010 and October 2010 permitted the State to defer approximately $9.7 billion in education and local government payments to avoid future liquidity difficulties, both the 2011 Governor’s Budget and the LAO have projected continuing cash pressure during the 2011-12 fiscal year, absent prompt corrective action. It is highly likely that most, if not all, of the payment deferrals in effect during the 2010-11 fiscal year will need to be continued in fiscal year 2011-12 to avoid the issuance of IOUs and to reduce the need for external borrowing.
Deficit Solutions. Since the enactment of the California State Budget for the 2008-09 fiscal year, the State has enacted $103.9 billion in budget solutions (including spending reductions, elimination or shifting of State-funded programs, additional taxes, and federal stimulus money to supplement State programs ). These actions, however, have not resolved the State’s multi-billion dollar budget deficits because most (approximately 85% as of the 2010-11 fiscal year) were one-time or temporary solutions or subject to court challenges and unrealized assumptions.
In its LAO Report, the LAO forecast that California will need to address a General Fund deficit of approximately $22.4 billion by fiscal year 2012-13 and a General Fund deficit of approximately $19.4 billion by fiscal year 2015-16, absent prompt legislative action. The LAO Report attributed its negative fiscal outlook to accrual of unfunded liabilities in public pension funds and the State’s obligation in fiscal year 2012-13 to repay borrowed funds to local governments pursuant to Proposition 1A. The LAO in its report also cautioned that, absent permanent, ongoing budget solutions and a sustainable financial framework, California may struggle with insolvency in future fiscal years. The LAO reaffirmed its projections in its Overview of the Governor’s Budget.
Constraints on the Budget Process. Proposition 58, approved in March 2004, requires the State to enact a balanced budget, establish a special reserve in the General Fund and restrict future borrowing to cover budget deficits. As a result of the provisions requiring the enactment of a balanced budget and restricting borrowing, the State may, in some cases, have to take immediate actions during the fiscal year to correct budgetary shortfalls. The balanced budget determination is made by subtracting expenditures from all available resources, including prior-year balances.
If the Governor determines that the State is facing substantial revenue shortfalls or spending deficiencies, the Governor is authorized to declare a fiscal emergency and call the Legislature into special session to consider proposed legislation to address the emergency. If the Legislature fails to pass and send to the Governor legislation to address the budgetary or fiscal emergency within 45 days, the Legislature would be prohibited from acting on any other bills or adjourning in joint recess until such legislation is passed. During the deteriorating economic conditions and the rapidly expanding budget deficit in fiscal year 2008-09, the Governor declared fiscal emergencies on January 10, 2008, December 1, 2008, and July 1, 2009 and called three special sessions of the Legislature to resolve the budget imbalances, enact economic stimulus and address the State’s liquidity problems. In conjunction with the issuance of the 2010 Governor’s Budget on January 8, 2010, the Governor declared another fiscal emergency and called a special session of the Legislature. During the special session, the Legislature adopted legislation intended to reduce the budget gap by approximately $3.2 billion, a portion of which (intended to provide $2.1 billion in savings) the Governor vetoed. The remaining $1.1 billion in budget solutions adopted by the Legislature was signed by the Governor on March 22, 2010. On July 28, 2010, the Governor declared a fiscal state of emergency and ordered 150,000 state workers to take furlough three days per month to preserve State funds. On November 11, 2010, the Governor declared a fiscal emergency and called a special session of the Legislature beginning on December 6, 2010 to present legislation with respect to certain spending reductions and other budgetary actions necessary to address the estimated budget shortfall in the 2010-11 fiscal year.
Proposition 58 also requires a specified portion of estimated annual General Fund revenues to be transferred by the Controller into a special reserve (the Budget Stabilization Account) no later than September 30 of each fiscal year. These transfers will be made until the balance in the Budget Stabilization Account reaches $8 billion or 5% of the estimated General Fund revenues for that fiscal year, whichever is greater, and then whenever the balance falls below the $8 billion or 5% target. The annual transfers can be suspended or reduced for a fiscal year by an executive order issued by the Governor no later than June 1 of the preceding fiscal year. The Governor issued such an executive order for each of the 2008-09 and 2009-10 fiscal years and the 2010 Governor’s Budget assumes the suspension of the annual transfer for fiscal year 2010-11.
Proposition 58 also prohibits certain future borrowing to cover budget deficits. This restriction applies to general obligation bonds, revenue bonds, and certain other forms of long-term borrowing. The restriction does not apply to certain other types of borrowing, such as short-term borrowing to cover cash shortfalls in the General Fund (including revenue anticipation notes or revenue anticipation warrants currently used by the State), or inter-fund borrowings.
State Indebtedness
General Obligation Bonds and Revenue Bonds. As of January 1, 2011, the State had approximately $80.9 billion aggregate principal of outstanding long-term general obligation bonds and revenue bonds. The current estimate of the interest to be paid on the principal amount outstanding is approximately $70.1 billion. As of January 1, 2011, general obligation bond authorizations of approximately $38.4 billion remained unissued.
Ratings. As of February 24, 2011, the State’s general obligation bonds were rated A1 by Moody’s, A- by Standard & Poor’s (“S&P”), and A- by Fitch Ratings. Though bonds issued by the State remain “investment grade” according to each ratings agency, California currently has the lowest credit rating of any state, and therefore pays higher interest rates than its peers when issuing general obligation bonds. The current fiscal outlook of the State as a result of the economic downturn increases the risk of investing in California municipal securities, including the risk of potential issuer default, and also heightens the risk of greater price volatility. The ratings agencies continue to monitor the State’s budget outlook closely to determine whether to alter the ratings. It is not possible to determine whether, or the extent to which, Moody’s, S&P or Fitch Ratings will change such ratings in the future.
Infrastructure Planning. In January 2006, the Governor and Legislature launched the Strategic Growth Plan, a State program dedicated to rebuilding California’s infrastructure. Despite the recession and budget problems, California has continued to invest in maintaining and improving the State’s infrastructure through this program. In the November 2008 general election, California voters approved new general obligation bond measures authorizing $9.95 billion for a high-speed train service linking Southern California and the San Francisco Bay Area, $980 million for construction and renovation of children’s hospitals and $900 million for mortgage loans to California veterans. The State has aggressively pursued and secured federal stimulus money under the American Recovery and Reinvestment Act of 2009 to fund other infrastructure projects.
Local Government.
The primary units of local government in California are the counties, which vary significantly in size and population. Counties are responsible for provision of many basic services, including indigent healthcare, welfare, courts, jails and public safety in unincorporated areas. There are also hundreds of incorporated cities and thousands of other special districts formed for education, utility and other services. Local governments are limited in their ability to raise revenues due to constitutional constraints on their ability to impose or increase various taxes, fees, and assessments without voter approval. Counties, in particular, have had fewer options to raise revenues than many other local government entities.
Local governments in California have experienced notable financial difficulties from time to time, and there is no assurance that any California issuer will make full or timely payments of principal or interest or remain solvent. It should be noted that the creditworthiness of obligations issued by local California issuers may be unrelated to the creditworthiness of obligations issued by the State, and there is no obligation on the part of the State to make payment on such local obligations in the event of default.
Senate Constitutional Amendment No. 4, enacted by the Legislature and approved by the voters in November 2004, has reduced the Legislature’s authority over local government revenue sources by placing restrictions on the State’s access to local governments’ property, sales and vehicle licensing revenues. Senate Constitutional Amendment No. 4 also prohibits the State from mandating activities on cities, counties or special districts without providing for the funding needed to comply with the mandates. The State mandate provisions of Senate Constitutional Amendment No. 4 do not apply to schools or community colleges or to mandates relating to employee rights.
Proposition 22, enacted by the Legislature and approved by the voters in November 2010, prohibits any future borrowing by the State from local government funds, and generally prohibits the Legislature from making changes in local government funding sources. Allocation of local transportation funds cannot be changed without an extensive process.
Constitutional and Legislative Factors.
Initiative constitutional amendments affecting State and local taxes and appropriations have been proposed and adopted pursuant to the State’s initiative process from time to time. If any such initiatives are adopted, the State could be pressured to provide additional financial assistance to local governments or appropriate revenues as mandated by such initiatives. Propositions that may be adopted in the future may also place increasing pressure on the State’s budget over future years, potentially reducing resources available for other State programs, especially to the extent any mandated spending limits would restrain the State’s ability to fund such other programs by raising taxes. Because of the complexities of constitutional amendments and related legislation concerning appropriations and spending limits, the ambiguities and possible inconsistencies in their terms, the applicability of any exceptions and exemptions and the impossibility of predicting future appropriations, it is not possible to predict the impact on the bonds in the portfolio of the Payden California Municipal Income Fund.
Effect of other State Laws on Bond Obligations.
Some of the California municipal securities in which the Payden California Municipal Income Fund can invest may be obligations payable solely from the revenues of a specific institution or secured by specific properties. These are subject to provisions of California law that could adversely affect the holders of such obligations. For example, the revenues of California healthcare institutions may be adversely affected by State laws reducing Medi-Cal reimbursement rates, and California law limits the remedies available to a creditor secured by a mortgage or deed of trust on real property. Debt obligations payable solely from revenues of healthcare institutions may also be insured by the State but no guarantee exists that adequate reserve funds will be appropriated by the Legislature for such purpose.
Litigation.
The State is a party to numerous legal proceedings, many of which normally occur in governmental operations. In addition, the State is involved in certain other legal proceedings that, if decided against the State might require the State to make significant future expenditures or impair future revenue sources. Because of the prospective nature of these proceedings, it is not presently possible to predict the outcome of such litigation or estimate the potential impact on the ability of the State to pay debt service costs on its obligations.
On December 1, 2008, a settlement agreement among the parties in Department of Finance v. Commission on State Mandates, et al. (Sacramento Superior Court) was reached in connection with a dispute over reimbursement claims relating to State-mandated behavioral intervention plans for special education students. The settlement agreement, subject to legislative approval, requires the State to pay plaintiffs $510 million in retroactive reimbursements over six years, starting in fiscal year 2011-12, and to permanently increase special education funding by $65 million annually, beginning in fiscal year 2009-10. The settlement was dependent upon funding by the Legislature, which failed to provide funding for the settlement agreement. The trial court granted the request for dismissal filed by the Department of Finance. The school districts and county offices of education have indicated that they will seek reimbursement on their claims through the normal procedure.
On August 29, 2008, the Los Angeles Superior Court ruled in favor of the plaintiff in Nortel Networks Inc. v. State Board of Equalization, a tax refund case involving the interpretation of certain statutory sales and use tax exemptions for “custom-written” computer software and licenses to use computer software. The State Board of Equalization appealed the adverse ruling and the appeal was heard on October 21, 2010. If upheld, the trial court ruling if applied to other similarly situated taxpayers could have a significant negative impact, in the range of approximately $500 million annually, on tax revenues. Two similar tax refund cases have been filed by Lucent Technologies, Inc. against the State Board of Equalization.
On August 8, 2005, a lawsuit titled California Teachers Association et al. v. Arnold Schwarzenegger et al. was filed. Plaintiffs — California Teachers Association, California Superintendent of Public Instruction Jack O’Connell, and various other individuals — alleged that the California constitution’s minimum school funding guarantee was not followed for the 2004-05 fiscal year and the 2005-06 fiscal year. On May 10, 2006, this matter was settled. Under the terms of the settlement agreement, the State agreed to retire the approximately $2.7 billion obligation beginning in fiscal year 2007-08 with a $300 million payment and then in annual payments of $450 million beginning in fiscal year 2008-09 until the full amount is paid. Due to the State’s severe revenue decline, the California State Budget for fiscal year 2009-10, as amended, suspended the payment for the 2009-10 fiscal year. The 2010 Budget Act restarted the annual settlement payment by providing $30 million for fiscal year 2009-10 and $420 million for fiscal year 2010-11, a total of $450 million.
DERIVATIVE INSTRUMENTS
In pursuing their individual objectives, each of the Funds (except the Payden Cash Reserves Money Market Fund) may purchase and sell (write) put options and call options on securities, securities indexes, commodity indexes and foreign currencies, and may enter into interest rate, foreign currency, index and commodity futures contracts and purchase and sell options on such futures contracts (“futures options”), except that those Funds that may not invest in foreign currency-denominated securities may not enter into transactions involving currency futures or options. These transactions may be for hedging purposes, to seek to replicate the composition and performance of a particular index, or as part of their overall investment strategies. Each of the Funds (except the Payden Cash Reserves Money Market Fund) also may purchase and sell foreign currency options for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another.
Each Fund (except the Payden Cash Reserves Money Market Fund) also may enter into swap agreements with respect to interest rates, commodities, indexes of securities or commodities and credit default situations, and to the extent it may invest in foreign currency-denominated securities, may enter into swap agreements with respect to foreign currencies. Such Funds may also invest in structured notes. If other types of financial instruments, including other types of options, futures contracts, or futures options are traded in the future, a Fund may also use those instruments, provided that the Board determines that their use is consistent with the Fund’s investment objective.
The value of some derivative instruments in which a Fund invests may be particularly sensitive to many factors, including for example changes in prevailing interest rates, and like the other investments of the Fund, the ability of a Fund to successfully utilize these instruments may depend in part upon the ability of the Fund’s investment adviser to forecast interest rates and other economic factors correctly. If the investment adviser incorrectly forecasts such factors and has taken positions in derivative instruments contrary to prevailing market trends, the Fund could be exposed to the risk of loss.
A Fund might not employ any of the strategies described in this section, and no assurance can be given that any strategy used will succeed. If the Fund’s investment adviser incorrectly forecasts interest rates, market values or other economic factors in utilizing a derivatives strategy for a Fund, the Fund might have been in a better position if it had not entered into the transaction at all. Also, suitable derivative transactions may not be available in all circumstances. The use of these strategies involves certain special risks, including a possible imperfect correlation, or even no correlation, between price movements of derivative instruments and price movements of related investments. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in related investments or otherwise, due to the possible inability of a Fund to purchase or sell a portfolio security at a time that otherwise would be favorable or the possible need to sell a portfolio security at a disadvantageous time because the Fund is required to maintain asset coverage or offsetting positions in connection with transactions in derivative instruments, and the possible inability of the Fund to close out or to liquidate its derivatives positions. In addition, a Fund’s use of such instruments may cause the Fund to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if it had not used such instruments. For a Fund that gains exposure to an asset class using derivative instruments backed by a collateral portfolio of fixed income instruments, changes in the value of the fixed income instruments may result in greater or lesser exposure to that asset class than would have resulted from a direct investment in securities comprising that asset class.
Options on Securities and Indexes
A Fund may, to the extent specified herein or in the applicable Prospectus, purchase and sell both put and call options on fixed income or other securities or indexes in standardized contracts traded on foreign or domestic securities exchanges, boards of trade, or similar entities, or quoted on NASDAQ or on an over-the-counter market, and agreements, sometimes called cash puts, which may accompany the purchase of a new issue of bonds from a dealer.
An option on a security (or index) is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option (or the cash value of the index) at a specified exercise price at any time during the term of the option. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security. Upon exercise, the writer of an option on an index is obligated to pay the difference between the cash value of the index and the exercise price multiplied by the specified multiplier for the index option. (An index is designed to reflect features of a particular financial or securities market, a specific group of financial instruments or securities, or certain economic indicators.)
A Fund will write call options and put options only if they are “covered.” In the case of a call option on a security, the option is “covered” if the Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or other assets determined to be liquid by the Fund’s investment adviser in accordance with established procedures in such amount are segregated) upon conversion or exchange of other securities held by the Fund. For a call option on an index, the option is covered if the Fund maintains with its custodian assets determined to be liquid by the Fund’s investment adviser in accordance with established procedures, in an amount equal to the contract value of the index. A call option is also covered if the Fund holds a call on the same security or index as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written, provided the difference is maintained by the Fund in segregated assets determined to be liquid by the Fund’s investment adviser in accordance with established procedures. A put option on a security or an index is “covered” if the Fund segregates assets determined to be liquid by the Fund’s investment adviser in accordance with established procedures equal to the exercise price. A put option is also covered if the Fund holds a put on the same security or index as the put written where the exercise price of the put held is (i) equal to or greater than the exercise price of the put written, or (ii) less than the exercise price of the put written, provided the difference is maintained by the Fund in segregated assets determined to be liquid by the Fund’s investment adviser in accordance with established procedures.
If an option written by a Fund expires unexercised, the Fund realizes a capital gain equal to the premium received at the time the option was written. If an option purchased by a Fund expires unexercised, the Fund realizes a capital loss equal to the premium paid. Prior to the earlier of exercise or expiration, an exchange-traded option may be closed out by an offsetting purchase or sale of an option of the same series (type, exchange, underlying security or index, exercise price, and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when the Fund desires. A Fund may sell put or call options it has previously purchased, which could result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and other transaction costs paid on the put or call option which is sold. Prior to exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series. A Fund will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if it is more, the Fund will realize a capital loss. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, the Fund will realize a capital gain or, if it is less, the Fund will realize a capital loss. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security or index in relation to the exercise price of the option, the volatility of the underlying security or index, and the time remaining until the expiration date.
The premium paid for a put or call option purchased by a Fund is an asset of the Fund. The premium received for an option written by a Fund is recorded as a deferred credit. The value of an option purchased or written is marked-to-market daily and is valued at the closing price on the exchange on which it is traded or, if not traded on an exchange or no closing price is available, at the mean between the last bid and asked prices.
A Fund may write covered straddles consisting of a combination of a call and a put written on the same underlying security. A straddle will be covered when sufficient assets are deposited to meet the Fund’s immediate obligations. The Fund may use the same liquid assets to cover both the call and put options where the exercise price of the call and put are the same, or the exercise price of the call is higher than that of the put. In such cases, the Fund will also segregate liquid assets equivalent to the amount, if any, by which the put is “in the money.”
Risks Associated with Options on Securities and Indexes
There are several risks associated with transactions in options on securities and on indexes. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.
During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying security above the exercise price, but, as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price. If a put or call option purchased by a Fund is not sold when it has remaining value, and if the market price of the underlying security remains equal to or greater than the exercise price (in the case of a put), or remains less than or equal to the exercise price (in the case of a call), the Fund will lose its entire investment in the option. Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security.

There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. If the Fund were unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option may expire worthless. If the Fund were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security unless the option expired without exercise. As the writer of a covered call option, a Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the exercise price of the call.
If trading were suspended in an option purchased by a Fund, the Fund would not be able to close out the option. If restrictions on exercise were imposed, the Fund might be unable to exercise an option it has purchased. Except to the extent that a call option on an index written by the Fund is covered by an option on the same index purchased by the Fund, movements in the index may result in a loss to the Fund; however, such losses may be mitigated by changes in the value of the Fund’s securities during the period the option was outstanding.
Foreign Currency Options
A Fund that invests in foreign currency-denominated securities may buy or sell put and call options on foreign currencies. The Fund may buy or sell put and call options on foreign currencies either on exchanges or in the over-the-counter market. A put option on a foreign currency gives the purchaser of the option the right to sell a foreign currency at the exercise price until the option expires. A call option on a foreign currency gives the purchaser of the option the right to purchase the currency at the exercise price until the option expires. Currency options traded on U.S. or other exchanges may be subject to position limits that may limit the ability of the Fund to reduce foreign currency risk using such options. Over-the-counter options differ from traded options in that they are two-party contracts with price and other terms negotiated between buyer and seller, and generally do not have as much market liquidity as exchange-traded options.
Futures Contracts and Options on Futures Contracts
A futures contract is an agreement between two parties to buy and sell a security or commodity for a set price on a future date. These contracts are traded on exchanges, so that, in most cases, either party can close out its position on the exchange for cash, without delivering the security or commodity. An option on a futures contract gives the holder of the option the right to buy or sell a position in a futures contract to the writer of the option, at a specified price and on or before a specified expiration date.
Each Fund (except the Payden Cash Reserves Money Market Fund) may invest in futures contracts and options thereon (“futures options”) with respect to, but not limited to, interest rates, commodities, and security or commodity indexes. To the extent that a Fund may invest in foreign currency-denominated securities, it may also invest in foreign currency futures contracts and options thereon.
An interest rate, commodity, foreign currency or index futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a financial instrument, commodity, foreign currency or the cash value of an index at a specified price and time. A futures contract on an index is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Although the value of an index might be a function of the value of certain specified securities, no physical delivery of these securities is made. A public market exists in futures contracts covering a number of indexes as well as financial instruments and foreign currencies, including, for example, the S&P 500; the S&P Midcap 400; the Nikkei 225; the NYSE composite; U.S. Treasury bonds; U.S. Treasury notes; GNMA Certificates; three-month U.S. Treasury bills; 90-day commercial paper; bank certificates of deposit; Eurodollar certificates of deposit; the Australian dollar; the Canadian dollar; the British pound; the Japanese yen; the Swiss franc; the Mexican peso; and certain multinational currencies, such as the euro. It is expected that other futures contracts will be developed and traded in the future. As described in the applicable Prospectus, one or more of the Funds may also invest in commodity futures contracts and options thereon. A commodity futures contract is an agreement between two parties, in which one party agrees to buy a commodity, such as an energy, agricultural or metal commodity, from the other party at a later date at a price and quantity agreed-upon when the contract is made.
A Fund may purchase and write call and put futures options, as specified for that Fund in the applicable Prospectus. Futures options possess many of the same characteristics as options on securities and indexes (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true. A call option is “in the money” if the value of the futures contract that is the subject of the option exceeds the exercise price. A put option is “in the money” if the exercise price exceeds the value of the futures contract that is the subject of the option.
Limitations on Use of Futures and Futures Options
A Fund will only enter into futures contracts and futures options which are standardized and traded on a U.S. or foreign exchange, board of trade, or similar entity, or quoted on an automated quotation system.
When a purchase or sale of a futures contract is made by a Fund, the Fund is required to deposit with its custodian (or broker, if legally permitted) a specified amount of assets determined to be liquid by the Fund’s investment adviser in accordance with established procedures (“initial margin”). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. Margin requirements on foreign exchanges may be different than U.S. exchanges. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract that is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. Each such Fund expects to earn interest income on its initial margin deposits. A futures contract held by the Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day the Fund pays or receives cash, called “variation margin,” equal to the daily change in value of the futures contract. This process is known as “marking-to-market.” Variation margin does not represent a borrowing or loan by the Fund, but is instead a settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. In computing daily net asset value, the Fund will mark-to-market its open futures positions.
A Fund is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by the Fund.
Although some futures contracts call for making or taking delivery of the underlying securities or commodities, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying security or index, and delivery month). Closing out a futures contract sale is effected by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument or commodity with the same delivery date. If an offsetting purchase price is less than the original sale price, a Fund realizes a capital gain, or if it is more, the Fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, the Fund realizes a capital gain, or if it is less, the Fund realizes a capital loss. The transaction costs must also be included in these calculations.
A Fund may write covered straddles consisting of a call and a put written on the same underlying futures contract. A straddle will be covered when sufficient assets are deposited to meet the Fund’s immediate obligations. The Fund may use the same liquid assets to cover both the call and put options where the exercise price of the call and put are the same, or the exercise price of the call is higher than that of the put. In such cases, the Fund will also segregate liquid assets equivalent to the amount, if any, by which the put is “in the money.”
When purchasing a futures contract, a Fund will maintain with its custodian (and mark-to-market on a daily basis) assets determined to be liquid by the Fund’s investment adviser in accordance with established procedures that, when added to the amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract.

Alternatively, the Fund may “cover” its position by purchasing a put option on the same futures contract with a strike price as high or higher than the price of the contract held by the Fund.
When selling a futures contract, a Fund will maintain with its custodian (and mark-to-market on a daily basis) assets determined to be liquid by the Fund’s investment adviser in accordance with established procedures that are equal to the market value of the instruments underlying the contract. Alternatively, the Fund may “cover” its position by owning the instruments underlying the contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based), or by holding a call option permitting the Fund to purchase the same futures contract at a price no higher than the price of the contract written by the Fund (or at a higher price if the difference is maintained in liquid assets with the Fund’s custodian).
When selling a call option on a futures contract, a Fund will maintain with its custodian (and mark-to-market on a daily basis) assets determined to be liquid by the Fund’s investment adviser in accordance with established procedures, that, when added to the amounts deposited with a futures commission merchant as margin, equal the total market value of the futures contract underlying the call option. Alternatively, the Fund may cover its position by entering into a long position in the same futures contract at a price no higher than the strike price of the call option, by owning the instruments underlying the futures contract, or by holding a separate call option permitting the Fund to purchase the same futures contract at a price not higher than the strike price of the call option sold by the Fund. When selling a put option on a futures contract, a Fund will maintain with its custodian (and mark-to-market on a daily basis) assets determined to be liquid by the Fund’s investment adviser in accordance with established procedures established that equal the purchase price of the futures contract, less any margin on deposit. Alternatively, the Fund may cover the position either by entering into a short position in the same futures contract, or by owning a separate put option permitting it to sell the same futures contract so long as the strike price of the purchased put option is the same or higher than the strike price of the put option sold by the Fund.
To the extent that securities with maturities greater than one year are used to segregate assets to cover a Fund’s obligations under futures contracts and related options, such use will not eliminate the risk of a form of leverage, which may tend to exaggerate the effect on net asset value of any increase or decrease in the market value of the Fund’s portfolio, and may require liquidation of portfolio positions when it is not advantageous to do so. However, any potential risk of leverage resulting from the use of securities with maturities greater than one year may be mitigated by the overall duration limit on a Fund’s portfolio securities. Thus, the use of a longer-term security may require the Fund to hold offsetting short-term securities to balance the Fund’s portfolio such that the Fund’s duration does not exceed the maximum permitted for the Fund in the applicable Prospectus.
The requirements for qualification as a regulated investment company also may limit the extent to which a Fund may enter into futures, futures options or forward contracts. See “Taxation.”
Risks Associated with Futures and Futures Options
There are several risks associated with the use of futures contracts and futures options as hedging techniques. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the Fund securities being hedged. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures and futures options on securities, including technical influences in futures trading and futures options, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities, and creditworthiness of issuers. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.
Futures contracts on U.S. Government securities historically have reacted to an increase or decrease in interest rates in a manner similar to the reaction of the underlying U.S. Government securities. To the extent that a municipal bond fund enters into such futures contracts, however, the value of such futures will not vary in direct proportion to the value of the Fund’s holdings of municipal securities. Thus, the anticipated spread between the price of the futures contract and the hedged security may be distorted due to differences in the nature of the markets. The spread also may be distorted by differences in initial and variation margin requirements, the liquidity of such markets and the participation of speculators in such markets.
Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.
There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures or a futures option position, and the Fund would remain obligated to meet margin requirements until the position is closed. In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.
Risks Associated with Commodity Futures Contracts
There are several additional risks associated with transactions in commodity futures contracts.
Storage. Unlike the financial futures markets, in the commodity futures markets there are costs of physical storage associated with purchasing the underlying commodity. The price of the commodity futures contract will reflect the storage costs of purchasing the physical commodity, including the time value of money invested in the physical commodity. To the extent that the storage costs for an underlying commodity change while a Fund is invested in futures contracts on that commodity, the value of the futures contract may change proportionately.
Reinvestment. In the commodity futures markets, producers of the underlying commodity may decide to hedge the price risk of selling the commodity by selling futures contracts today to lock in the price of the commodity at delivery tomorrow. In order to induce speculators to purchase the other side of the same futures contract, the commodity producer generally must sell the futures contract at a lower price than the expected future spot price. Conversely, if most hedgers in the futures market are purchasing futures contracts to hedge against a rise in prices, then speculators will only sell the other side of the futures contract at a higher futures price than the expected future spot price of the commodity. The changing nature of the hedgers and speculators in the commodity markets will influence whether futures prices are above or below the expected future spot price, which can have significant implications for a Fund. If the nature of hedgers and speculators in futures markets has shifted when it is time for a Fund to reinvest the proceeds of a maturing contract in a new futures contract, the Fund might reinvest at higher or lower futures prices, or choose to pursue other investments.
Other Economic Factors. The commodities that underlie commodity futures contracts may be subject to additional economic and non-economic variables, such as droughts, floods, weather, livestock diseases, embargoes, tariffs, and international economic, political and regulatory developments. These factors may have a larger impact on commodity prices and commodity-linked instruments, including futures contracts, than on traditional securities. Certain commodities are also subject to limited pricing flexibility because of supply and demand factors. Others are subject to broad price fluctuations as a result of the volatility of the prices for certain raw materials and the instability of supplies of other materials. These additional variables may create additional investment risks which subject a Fund’s investments to greater volatility than investments in traditional securities.
Additional Risks of Options on Securities, Futures Contracts, Options on Futures Contracts, and Forward Currency Exchange Contracts and Options Thereon
Options on securities, futures contracts, and options on currencies may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the United States, may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. The value of such positions also could be adversely affected by (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in a Fund’s ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) lesser trading volume.
Swap Agreements and Options on Swap Agreements
Each Fund (except the Payden Cash Reserves Money Market Fund) may engage in swap transactions, including, but not limited to, swap agreements on interest rates, security or commodity indexes, specific securities and commodities, total return swaps and credit default and event-linked swaps. To the extent a Fund may invest in foreign currency-denominated securities, it may also invest in currency exchange rate swap agreements. A Fund may also enter into options on swap agreements (“swap options”).
A Fund may enter into swap transactions for any legal purpose consistent with its investment objective and policies, such as for the purpose of attempting to obtain or preserve a particular return or spread at a lower cost than obtaining a return or spread through purchases and/or sales of instruments in other markets, to protect against currency fluctuations, as a duration management technique, to protect against any increase in the price of securities the Fund anticipates purchasing at a later date, or to gain exposure to certain markets in the most economical way possible.
Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities or commodities representing a particular index. A “quanto” or “differential” swap combines both an interest rate and a currency transaction. Other forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. As a matter of operating policy, the aggregate purchase price of caps and floors held by a Fund may not exceed 5% of its total assets at the time of purchase.
Consistent with a Fund’s investment objective and general investment polices, certain of the Funds may invest in commodity swap agreements. For example, an investment in a commodity swap agreement may involve the exchange of floating-rate interest payments for the total return on a commodity index. In a total return commodity swap, a Fund will receive the price appreciation of a commodity index, a portion of the index, or a single commodity in exchange for paying an agreed-upon fee. If the commodity swap is for one period, the Fund may pay a fixed fee, established at the outset of the swap. However, if the term of the commodity swap is more than one period, with interim swap payments, the Fund may pay an adjustable or floating fee. With a “floating” rate, the fee may be pegged to a base rate, such as the London Interbank Offered Rate, and is adjusted each period. Therefore, if interest rates increase over the term of the swap contract, the Fund may be required to pay a higher fee at each swap reset date.
A Fund may enter into credit default swap agreements. While the structure of a credit default swap depends on the particular swap agreement, a typical credit default structure is as follows. The “buyer” in a credit default contract is obligated to pay the “seller” a periodic stream of payments over the term of the contract provided that no event of default on an underlying reference obligation has occurred. If an event of default occurs, the seller must pay the buyer the full notional value, or “par value,” of the reference obligation in exchange for the reference obligation. The Fund may be either the buyer or seller in a credit default swap transaction. If the Fund is a buyer and no event of default occurs, the Fund will lose its investment and recover nothing. However, if an event of default occurs, the Fund (if the buyer) will receive the full notional value of the reference obligation that may have little or no value. As a seller, the Fund receives a fixed rate of income throughout the term of the contract, which typically is between six months and three years, provided that there is no default event. If an event of default occurs, the seller must pay the buyer the full notional value of the reference obligation. Credit default swap transactions involve greater risks than if the Fund had invested in the reference obligation directly.
A swap option is a contract that gives a counterparty the right (but not the obligation) in return for payment of a premium, to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. Each Fund (except the Payden Value Leaders and Payden Cash Reserves Money Market Funds) may write (sell) and purchase put and call swap options.
Most swap agreements entered into by a Fund would calculate the obligations of the parties to the agreement on a “net basis.” Consequently, the Fund’s current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). The Fund’s current obligations under a swap agreement will be accrued daily (offset against any amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the segregation of assets determined to be liquid by the Fund’s investment adviser in accordance with established procedures, to avoid any potential leveraging of the Fund’s portfolio. Generally, the notional amount of any long positions in credit default swaps will be covered by the segregation of assets. However, long and short positions in credit default swaps which reference the same credit, pay/receive the same currency and have the same counterparty may be netted for purposes of the calculation of asset segregation. Obligations under swap agreements so covered will not be construed to be “senior securities” for purposes of the Fund’s investment restriction concerning senior securities. As a matter of operating policy, a Fund will not enter into a swap agreement with any single party if the net amount owed or to be received under existing contracts with that party would exceed 5% of the Fund’s total assets. Also as a matter of operating policy, a Fund will not enter into a swap transaction at any time that the aggregate amount of its net obligations under such transactions exceeds 30% of its total assets (for the Metzler/Payden Fund, 15% of the Fund’s total assets). If a Fund enters into a swap transaction on other than a net basis, the Fund maintains a segregated account in the full amount accrued on a daily basis of the Fund’s obligations with respect to the transaction. Such segregated accounts are maintained in accordance with applicable regulations of the SEC.
Whether a Fund’s use of swap agreements or swap options will be successful in furthering its investment objective will depend on the ability of the Fund’s investment adviser to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid depending on the underlying circumstances. Moreover, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. A Fund will enter into swap agreements only with counterparties that meet certain standards of creditworthiness. Certain restrictions imposed on the Funds by the Code may limit the Funds’ ability to use swap agreements. The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.
Depending on the terms of the particular option agreement, a Fund will generally incur a greater degree of risk when it writes a swap option than it will incur when it purchases a swap option. When the Fund purchases a swap option, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when the Fund writes a swap option, upon exercise of the option the Fund will become obligated according to the terms of the underlying agreement.
Certain swap agreements are exempt from most provisions of the Commodity Exchange Act (“CEA”) and, therefore, are not regulated as futures or commodity option transactions under the CEA, pursuant to regulations approved by the Commodity Futures Trading Commission (“CFTC”). To qualify for this exemption, a swap agreement must be entered into by “eligible participants,” which includes the following, provided the participants’ total assets exceed established levels: a bank or trust company, savings association or credit union, insurance company, investment company subject to regulation under the 1940 Act, commodity pool, corporation, partnership, proprietorship, organization, trust or other entity, employee benefit plan, governmental entity, broker-dealer, futures commission merchant, natural person, or regulated foreign person. To be eligible, natural persons and most other entities must have total assets exceeding $10 million; commodity pools and employee benefit plans must have assets exceeding $5 million. In addition, an eligible swap transaction must meet three conditions. First, the swap agreement may not be part of a fungible class of agreements that are standardized as to their material economic terms. Second, the creditworthiness of parties with actual or potential obligations under the swap agreement must be a material consideration in entering into or determining the terms of the swap agreement, including pricing, cost or credit enhancement terms. Third, swap agreements may not be entered into and traded on or through a multilateral transaction execution facility.
This exemption is not exclusive, and participants may continue to rely on existing exclusions for swaps, such as the Policy Statement issued in July 1989 which recognized a safe harbor for swap transactions from regulation as futures or commodity option transactions under the CEA or its regulations. The Policy Statement applies to swap transactions settled in cash that (1) have individually tailored terms, (2) lack exchange-style offset and the use of a clearing organization or margin system, (3) are undertaken in conjunction with a line of business, and (4) are not marketed to the public.
Structured Notes
Structured notes are derivative debt securities, the interest rate or principal of which is determined by an unrelated indicator. Indexed securities include structured notes as well as securities other than debt securities, the interest rate or principal of which is determined by an unrelated indicator. Indexed securities may include a multiplier that multiplies the indexed element by a specified factor and, therefore, the value of such securities may be very volatile. To the extent a Fund invests in these securities, however, the Fund’s investment adviser analyzes these securities in its overall assessment of the effective duration of the Fund’s portfolio in an effort to monitor the Fund’s interest rate risk.
Hybrid Instruments
A hybrid instrument is a type of potentially high-risk derivative that combines a traditional stock, bond, or commodity with an option or forward contract. Generally, the principal amount, amount payable upon maturity or redemption, or interest rate of a hybrid is tied (positively or negatively) to the price of some commodity, currency or securities index or another interest rate or some other economic factor (each a “benchmark”). The interest rate or (unlike most fixed income securities) the principal amount payable at maturity of a hybrid security may be increased or decreased, depending on changes in the value of the benchmark. An example of a hybrid could be a bond issued by an oil company that pays a small base level of interest with additional interest that accrues in correlation to the extent to which oil prices exceed a certain predetermined level. Such an hybrid instrument would be a combination of a bond and a call option on oil.
Hybrids can be used as an efficient means of pursuing a variety of investment goals, including currency hedging, duration management, and increased total return. Hybrids may not bear interest or pay dividends. The value of a hybrid or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark. These benchmarks may be sensitive to economic and political events, such as commodity shortages and currency devaluations, which cannot be readily foreseen by the purchaser of a hybrid. Under certain conditions, the redemption value of a hybrid could be zero.
Thus, an investment in a hybrid may entail significant market risks that are not associated with a similar investment in a traditional, U.S. dollar-denominated bond that has a fixed principal amount and pays a fixed rate or floating rate of interest. The purchase of hybrids also exposes a Fund to the credit risk of the issuer of the hybrids. These risks may cause significant fluctuations in the net asset value of the Fund. No Fund will invest more than 5% of its total assets in hybrid instruments.
Certain hybrid instruments may provide exposure to the commodities markets. These are derivative securities with one or more commodity-linked components that have payment features similar to commodity futures contracts, commodity options, or similar instruments. Commodity-linked hybrid instruments may be either equity or debt securities, and are considered hybrid instruments because they have both security and commodity-like characteristics. A portion of the value of these instruments may be derived from the value of a commodity, futures contract, index or other economic variable. A Fund will only invest in commodity-linked hybrid instruments that qualify under applicable rules of the CFTC for an exemption from the provisions of the CEA.

Certain issuers of structured products such as hybrid instruments may be deemed to be investment companies as defined in the 1940 Act. As a result, a Fund’s investments in these products may be subject to limits applicable to investments in investment companies and may be subject to restrictions contained in the 1940 Act.
DELAYED FUNDING LOANS AND REVOLVING CREDIT FACILITIES
Each Fund (except the Payden Cash Reserves Money Market Fund, the Payden Tax Exempt Bond Fund and the Payden California Municipal Income Fund) may enter into, or acquire participations in, delayed funding loans and revolving credit facilities. Delayed funding loans and revolving credit facilities are borrowing arrangements in which the lender agrees to make loans up to a maximum amount upon demand by the borrower during a specified term. A revolving credit facility differs from a delayed funding loan in that as the borrower repays the loan, an amount equal to the repayment may be borrowed again during the term of the revolving credit facility. Delayed funding loans and revolving credit facilities usually provide for floating or variable rates of interest. These commitments may have the effect of requiring a Fund to increase its investment in a company at a time when it might not otherwise decide to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid). To the extent that the Fund is committed to advance additional funds, it will at all times segregate assets, determined to be liquid by the Fund’s investment adviser in accordance with established procedures in an amount sufficient to meet such commitments.
A Fund may invest in delayed funding loans and revolving credit facilities with credit quality comparable to that of issuers of its securities investments. Delayed funding loans and revolving credit facilities may be subject to restrictions on transfer, and only limited opportunities may exist to resell such instruments. As a result, the Fund may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value. Each Fund currently intends to treat delayed funding loans and revolving credit facilities for which there is no readily available market as illiquid for purposes of the Fund’s limitation on illiquid investments. For a further discussion of the risks involved in investing in loan participations and other forms of direct indebtedness see “Loan Participations and Assignments.” Participation interests in revolving credit facilities will be subject to the limitations discussed in “Loan Participations and Assignments.” Delayed funding loans and revolving credit facilities are considered to be debt obligations for purposes of the Fund’s investment restriction relating to the lending of funds or assets by the Fund.
WHEN-ISSUED, DELAYED DELIVERY AND FORWARD COMMITMENT TRANSACTIONS.
Each of the Funds may purchase or sell securities on a when-issued, delayed delivery, or forward commitment basis. When such purchases are outstanding, the Fund will segregate until the settlement date assets determined to be liquid by the Fund’s investment adviser in accordance with procedures established by the Board, in an amount sufficient to meet the purchase price. Typically, no income accrues on securities the Fund has committed to purchase prior to the time delivery of the securities is made, although the Fund may earn income on securities it has segregated.
When purchasing a security on a when-issued, delayed delivery, or forward commitment basis, a Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. Because the Fund is not required to pay for the security until the delivery date, these risks are in addition to the risks associated with the Fund’s other investments. If the Fund remains substantially fully invested at a time when when-issued, delayed delivery, or forward commitment purchases are outstanding, the purchases may result in a form of leverage.
When a Fund has sold a security on a when-issued, delayed delivery, or forward commitment basis, the Fund does not participate in future gains or losses with respect to the security. If the other party to a transaction fails to deliver or pay for the securities, the Fund could miss a favorable price or yield opportunity or could suffer a loss. A Fund may dispose of or renegotiate a transaction after it is entered into, and may sell when-issued, delayed delivery or forward commitment securities before they are delivered, which may result in a capital gain or loss. There is no percentage limitation on the extent to which a Fund may purchase or sell securities on a when-issued, delayed delivery, or forward commitment basis.

FOREIGN CURRENCY TRANSACTIONS
As indicated in the applicable Prospectus, certain Funds may enter into foreign currency transactions. A Fund normally conducts its foreign currency exchange transactions either on a spot (cash) basis at the spot rate prevailing in the foreign currencies or on a forward basis. Under normal circumstances, the Fund will enter into forward currency contracts (contracts to purchase or sell a specified currency at a specified future date and price). The Fund generally will not enter into a forward currency contract with a term of greater than one year. Although forward currency contracts are used primarily to protect the Fund from adverse currency movements, they may also be used to increase exposure to a currency, and involve the risk that anticipated currency movements will not be accurately predicted and the Fund’s total return will be adversely affected as a result. Most forward foreign currency transactions entered into by the Funds calculate the obligations of the parties to the agreement on a “net basis.” Consequently, a Fund’s obligations will be equal to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). A Fund’s gain or loss position under the forward transaction will be accrued daily and any net loss positions will be covered by the segregation of assets determined to be liquid by the Fund’s investment adviser in accordance with established procedures.
Precise matching of the amount of forward currency contracts and the value of securities denominated in such currencies of a Fund will not generally be possible, since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward currency contract is entered into and the date it matures. Prediction of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Under certain circumstances, the Fund may commit a substantial portion of its assets to the consummation of these contracts. The Fund generally will not enter into such forward currency contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund’s portfolio securities or other assets denominated in that currency. Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the longer term investment decisions made with regard to overall diversification strategies.
At the maturity of a forward currency contract, a Fund may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an “offsetting” contract obligating it to purchase, on the same maturity date, the same amount of the foreign currency.
It may be necessary for a Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Fund is obligated to deliver.
If a Fund retains a portfolio security and engages in an offsetting foreign currency transaction, the Fund will incur a gain or a loss to the extent that there has been movement in forward contract prices. If the Fund engages in an offsetting foreign currency transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline during the period between the date the Fund enters into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.
A Fund’s dealings in forward foreign currency exchange contracts will generally be limited to the transactions described above. However, the Fund reserves the right to enter into forward foreign currency contracts for different purposes and under different circumstances. Use of forward currency contracts to hedge against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, they also tend to limit any potential gain which might result from an increase in the value of that currency.

Although a Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. Foreign exchange dealers do not charge a fee for conversion, but they do realize a profit based on the difference (the “spread”) between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.
LENDING OF PORTFOLIO SECURITIES
To realize additional income, certain of the Funds may lend securities with a value of up to 30% of their respective total assets to broker-dealers, institutional investors or other persons. Each loan will be secured by collateral which is maintained at no less than 100% of the value of the securities loaned by marking-to-market daily. A Fund will have the right to call each loan and obtain the securities on five business days’ notice or, in connection with securities trading on foreign markets, within a longer period of time which coincides with the normal settlement period for purchases and sales of such securities in such foreign markets. Loans will only be made to persons deemed by the Fund’s investment adviser to be of good standing in accordance with standards approved by the Board and will not be made unless, in the judgment of the Fund’s investment adviser, the consideration to be earned from such loans would justify the risk. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. In addition, voting rights or rights to consent with respect to the loaned securities pass to the borrower.
TEMPORARY DEFENSIVE MEASURES
Each Fund may establish and maintain reserves when the Fund’s investment adviser determines that such reserves would be desirable for temporary defensive purposes (for example, during periods of substantial volatility in interest rates) or to enable it to take advantage of buying opportunities. A Fund’s reserves may be invested in domestic and foreign money market instruments, including government obligations.
BORROWING
Each Fund may borrow for temporary, extraordinary or emergency purposes, or for the clearance of transactions, and then only in amounts not exceeding 30% of its total assets valued at market (for this purpose, reverse repurchase agreements and delayed delivery transactions covered by segregated accounts are not considered to be borrowings). The Payden U.S. Government Fund may not borrow amounts exceeding 33% of total assets valued at market (including reverse repurchase agreements and delayed delivery transactions). In addition, in the case of the Payden Global Equity Fund, the Fund may borrow money to the full extent permitted under the 1940 Act, including the rules, regulations and interpretations thereunder and any exemptive relief obtained by the Fund. The 1940 Act requires each Fund to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, a Fund may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time. To avoid the potential leveraging effects of a Fund’s borrowings, additional investments will not be made while borrowings are in excess of 5% of the Fund’s total assets. Money borrowed will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased. Each Fund also may be required to maintain minimum average balances in connection with any such borrowings or to pay a commitment or other fee to maintain a line of credit, either of which would increase the cost of borrowing over the stated interest rate.
Borrowing involves special risk considerations. Interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds. To the extent a Fund is leveraged, the value of its assets will tend to increase more when its portfolio securities increase in value, and to decrease more when its portfolio securities decrease in value, than if its assets were not leveraged. The rights of any lender to the Fund to receive payments of interest or repayments of principal will be senior to those of the investors in the Fund. Consequently, the Fund might have to sell portfolio securities to meet interest or principal payments at a time when fundamental investment considerations would not favor such sales. Also, the terms of any borrowings may contain provisions that limit certain activities of the Fund, including the ability to make distributions.
AVERAGE MATURITY AND DURATION CALCULATIONS
Average Maturity
The portfolio average maturity of a Fund will be computed by weighting the maturity of each security in the Fund’s portfolio by the market value of that security. For securities which have put dates, reset dates, or trade based on average life, the put date, reset date or average life will be used instead of the final maturity date for the average maturity calculation. Average life is normally used when trading mortgage-backed securities and asset-backed securities.
Duration
One common measure of the price volatility of a fixed income security is duration, a weighted average term-to-maturity of the present value of a security’s cash flows. As it is a weighted term-to-maturity, duration is generally measured in years and can vary from zero to the time-to-maturity of the security. Duration is a complex formula that utilizes cash flow and the market yield of the security. Bonds of the same maturity can have different durations if they have different coupon rates or yields.
For securities which pay periodic coupons and have a relatively short maturity, duration tends to approximate the term to maturity. As the maturity of the bond extends, the duration also extends but at a slower rate. For example, the duration of a 2-year security can be about 1.8 years; the duration of a 30-year bond will be roughly 10 to 11 years. However, the duration of any security that pays interest only at maturity is the term to maturity. Thus a 30-year zero coupon bond has a duration of 30 years.
Asset-backed and mortgage-backed securities require a more complex duration calculation. These securities are generally collateralized with loans issued to individuals or businesses and often allow the borrower the discretion to repay the loan prior to maturity. Loan prepayments typically occur when interest rates have fallen sufficiently to allow the borrower to refinance the loan at a lower interest rate. Given that the cash flows for these types of securities are not known with certainty, the standard duration calculation is not accurate. An effective duration is calculated instead, using a process in which cash flows are estimated and duration is computed for a variety of interest rate scenarios. The effective duration of the security is the average of these durations weighted by the probability of each interest rate scenario. The effective duration for a bond with known cash flows is the same as its modified duration.
The effective duration of the portfolio can be determined by weighting the effective duration of each bond by its market value. Effective duration is a much better indicator of price volatility than term to maturity. For example, the term to maturity for both a 30-year bond and a 30-year zero coupon security is 30 years. A portfolio manager using average maturity to judge price volatility would expect to see no difference in portfolio impact from these two securities (given equal yield). However, the 30-year zero coupon bond will experience a percentage price change roughly three times greater than that of the 30-year bond.
DISCLOSURE OF FUND PORTFOLIO HOLDINGS
The Board has adopted a policy and related procedures with respect to the disclosure of the portfolio holdings of each of its Funds. You may obtain a listing of the portfolio holdings of any Fund by sending a written request to the Fund at 333 South Grand Avenue, 32nd Floor, Los Angeles, CA 90071. With the exception of certain third-party providers to the Funds, portfolio holdings of the Fund are made available to any person, including without limitation individual investors, institutional investors, intermediaries that distribute the Fund’s shares and rating and ranking organizations, as of a month-end and are released after the following month-end. As an example, Fund portfolio holdings as of January 31 are first made available to any person on March 1.
Employees of the following third-party service providers, whose job responsibilities require them to have access to a Fund’s portfolio holdings on a daily basis, are not subject to the delayed availability policy: the Fund’s investment adviser, fund administrator, fund accountant, custodian, transfer agent, independent registered public accounting firm, outside counsel, and financial printer. Each of these third-party providers requires that their employees maintain the confidentiality of this information and prohibits any trading based on this confidential information. In addition, in order to comply with amendments to Rule 2a-7 under the 1940 Act, information concerning the holdings of the Payden Cash Reserves Money Market Fund, as well as its weighted average maturity and weighted average life, will be posted on the Payden Fund’s website five business days after the end of the month and will remain posted for six months thereafter.
None of the Funds, their investment advisers, or any other party receives any compensation in connection with the disclosure of information about portfolio holdings of a Fund. Further, there are no ongoing arrangements for any Fund to make available to any person information on the Fund’s portfolio holdings outside the disclosure policy just described. Finally, the Fund’s Chief Compliance Officer must approve any disclosure of the Fund’s portfolio holdings that is outside the terms of this disclosure policy.
There can be no guarantee that a Fund’s disclosure policy and related procedures will be effective in preventing the misuse of information about portfolio holdings of the Fund by the persons in possession of this information.
MANAGEMENT OF THE P&R TRUST
TRUSTEES AND OFFICERS
The Trustees of the P&R Trust are responsible for the overall management of the Funds, including establishing the Funds’ policies, general supervision and review of their investment activities. Massachusetts law requires each Trustee to perform his or her duties as a Trustee, including duties as a member of any Board committee on which he or she serves, in good faith, in a manner he or she reasonably believes to be in the best interests of the P&R Trust, and with the care that an ordinarily prudent person in a like position would use under similar circumstances. The officers of the P&R Trust, who administer the Funds’ daily operations, are appointed by the Board of Trustees.
Board of Trustees
The current members of the Board of Trustees and their affiliations and principal occupations for the past five years are as set forth below. The Trustees listed as “Independent Trustees” are not “interested persons” of the P&R Trust, as defined in the 1940 Act.

				NUMBER OF
		YEAR FIRST		P&R TRUST
	POSITION	ELECTED AS		SERIES
	WITH	A TRUSTEE	PRINCIPAL OCCUPATION(S)	OVERSEEN BY	OTHER DIRECTORSHIPS	OTHER RELEVANT
NAME, ADDRESS AND AGE	P&R TRUST	OF P&R TRUST	DURING PAST 5 YEARS	TRUSTEE	HELD BY TRUSTEE	EXPERIENCE
Independent Trustees

W.D. Hilton, Jr. 333 South Grand Avenue Los Angeles, CA 90071 Age: 64	Trustee	1993	President and CEO, Trust Services, Inc.; Executive Director, NGC Bodily Injury Trust; and Managing Trustee, Fuller-Austin Trust	All (18)	Trustee, The Metzler/Payden Investment Group (registered investment company); Director, Bermuda Fire and Marine Co. (insurance company) (until 2006)	Bank board experience Executive management (CFO) experience Board service for charitable/educational/nonprofit organizations

Gerald S. Levey, M.D. 333 South Grand Avenue Los Angeles, CA 90071 Age: 74	Trustee	2000	Vice Chancellor and Dean (1994-2010) and Dean Emeritus (2010-present) and Distinguished Professor of Medicine (1998-present), David Geffen School of Medicine, at the University of California, Los Angeles	All (18)	Trustee, The Metzler/Payden Investment Group (registered investment company)	Executive corporate management experience Board service for charitable/educational/nonprofit organizations

Thomas V. McKernan 333 South Grand Avenue Los Angeles, CA 90071 Age: 66	Trustee	1993	Chief Executive Officer, Automobile Club of Southern California	All (18)	None	Executive management (CFO) experience Board service for charitable/educational/nonprofit organizations MBA

Rosemarie T. Nassif 333 South Grand Avenue Los Angeles, CA 90071 Age: 69	Trustee	2008	President (1999-2010) and President Emerita (2010-present), Holy Names University, Oakland	All(18)	None	Bank board experience Board service for charitable/educational/nonprofit organizations

Andrew J. Policano 333 South Grand Avenue Los Angeles, CA 90071 Age: 61	Trustee	2008	Dean, The Paul Merage School of Business, at the University of California	All(18)	Director, Badger Meter, Inc. (flow measurement and manufacturer); Director, control products Rockwell	Published research — finance & economics Board service for

				NUMBER OF
		YEAR FIRST		P&R TRUST
	POSITION	ELECTED AS		SERIES
	WITH	A TRUSTEE	PRINCIPAL OCCUPATION(S)	OVERSEEN BY	OTHER DIRECTORSHIPS	OTHER RELEVANT
NAME, ADDRESS AND AGE	P&R TRUST	OF P&R TRUST	DURING PAST 5 YEARS	TRUSTEE	HELD BY TRUSTEE	EXPERIENCE
					Collins (aerospace and communications company)	charitable/educational/nonprofit organizations Ph.D. — Economics

Dennis C. Poulsen 333 South Grand Avenue Los Angeles, CA 90071 Age: 68	Trustee	1992	Chairman of the Board, Rose Hills Company (mortuary and cemetery)	All (18)	Director, Rose Hills Company (mortuary and cemetery); Director, Ameron International Corp. (manufacturing) (until 2009)	Executive management (CEO) experience Board service for charitable/educational/nonprofit organizations J.D.

Stender E. Sweeney 333 South Grand Avenue Los Angeles, CA 90071 Age: 71	Trustee	1992	Private Investor	All (18)	Director, Avis Budget Group, Inc. (car rental company)	Corporate board experience (audit chair) Executive management (CFO) experience Board service for charitable/educational/nonprofit organizations MBA

Interested Trustees*

Joan A. Payden 333 South Grand Avenue Los Angeles, CA 90071 Age: 79	Chairman, CEO and Trustee	1992	President, Chief Executive Officer and Director, Payden & Rygel	All (18)

Michael E. Salvay 333 South Grand Avenue Los Angeles, CA 90071 Age: 49	Trustee	2009	Managing Principal, Payden & Rygel	All (18)

Mary Beth Syal 333 South Grand Avenue Los Angeles, CA 90071 Age: 48	Trustee	2000	Managing Principal and Director, Payden & Rygel	All (18)

*	“Interested persons” of the P&R Trust by virtue of their affiliation with Payden.
Information Concerning the Board
The Role of the Board
The Board provides oversight of the management and operations of all of the Funds. Like all mutual funds, the day-to-day responsibility for the management and operation of the Funds is the responsibility of various service providers to the Funds, such as the Funds’ investment advisers, distributor, administrator, custodian and transfer agent. The Board approves all significant agreements between the Funds and their service providers. The Board has appointed various senior individuals of an adviser to the Funds to serve as officers of the P&R Trust, with responsibility to monitor and report to the Board on the day-to-day operations of the Funds. In conducting this oversight, the Board receives regular reports from these officers and service providers regarding the operations of each of the Funds. The Board has appointed a Chief Compliance Officer who administers the compliance program for the Funds and regularly reports to the Board as to compliance matters. Some of these reports are provided as part of formal board meetings which are typically held quarterly, in person, and involve the Board’s review of recent operations of the various Funds. From time to time, one or more members of the Board may also meet with P&R Trust officers in less formal settings, between formal board meetings, to discuss various topics. In all cases, however, the role of the Board and of any individual Trustee of the P&R Trust is one of oversight and not of management of the day-to-day affairs of the Funds and its oversight role does not make the Board a guarantor of the investments, operations or activities of the various Funds.
Board Leadership Structure
The Board has structured itself in a manner that it believes allows it to effectively perform its oversight function. It has established three standing committees, an Audit and Governance Committee, a Pricing Committee and a Nominating Committee, which are discussed in greater detail below under “Board Committees.” Seventy percent of the members of the Board are Independent Trustees. The Audit and Governance Committee and Nominating Committee are comprised entirely of Independent Trustees. The Chairman of the Board is also the President and Chief Executive Officer (“CEO”) of Payden. The Board has not appointed a lead Independent Trustee. The Board reviews its structure annually. In developing its structure, the Board has considered that the Chairman of the Board, as the CEO of Payden, can provide valuable input based on her tenure with Payden and experience in the types of securities in which the Funds invest and in which the Fund will invest. The Board has also determined that the structure, function and composition of its three board committees are appropriate means to provide effective oversight and address any potential conflicts of interest that may arise from the Chairman’s status as an Interested Trustee.

Board Oversight of Risk Management
As part of its oversight function, the Board receives and reviews various risk management reports and assessments and discusses these matters with appropriate management and other personnel. Because risk management is a broad concept comprised of many elements (such as, for example, investment risk, issuer and counterparty risk, compliance risk, operational risks, business continuity risks, etc.) the oversight of different types of risks is handled in different ways. For example, the Audit Committee supports the Board’s oversight of risk management in a variety of ways, including (i) meeting with the Funds’ Treasurer and with the Funds’ independent registered public accounting firm to discuss, among other things, the internal control structure of the Funds’ financial reporting function and compliance with the requirements of the Sarbanes-Oxley Act of 2002, and (ii) reporting to the Board as to these and other matters. Similarly, the Pricing Committee supports the Board’s oversight of risk management in the context of the pricing of securities and any potential impact on the net asset value for the various Funds.
Information about Each Trustee’s Qualification, Experience, Attributes or Skills
The Nominating Committee of the Board and the Board itself select Independent Trustees with a view toward constituting a board of trustees that, as a body, possesses the qualifications, skills, attributes and experience to appropriately oversee the actions of each of the service providers to each of the Funds, to decide upon matters of general policy and to represent the long-term interests of the shareholders of each of the Funds. In doing so, the Nominating Committee and the Board consider the qualifications, skills, attributes and experience of the current Board members, with a view toward maintaining a board that is diverse in viewpoint, experience, education and skills.
The Board seeks Independent Trustees who have high ethical standards and the highest levels of integrity and commitment, who have inquiring and independent minds, mature judgment, good communication skills, and other complementary personal qualifications and skills that enable them to function effectively in the context of the board and committee structure of the P&R Trust, and who have the ability and willingness to dedicate sufficient time to effectively fulfill their duties and responsibilities.
As indicated in the chart above, each Independent Trustee has a significant record of accomplishments in governance, business, not-for-profit organizations, government service, academia, law, accounting or other professions. Although no single list could identify all experience upon which each Independent Trustees draws in connection with his or her service, the chart summarizes key experience for each Independent Trustee. These references to the qualifications, attributes and skills of the Independent Trustees are pursuant to the disclosure requirements of the SEC, and shall not be deemed to impose any greater responsibility or liability on any Trustee or the Board as a whole. Notwithstanding the accomplishments listed, none of the Independent Trustees is considered an “expert” within the meaning of the Federal securities laws with respect to information in the registration statement for the Funds.
Interested Trustees have similar qualifications, skills and attributes as the Independent Trustees. Interested Trustees serve as senior officers of Payden or its affiliates. This management role with the service providers to the Funds also permits them to make a significant contribution to the Board.

Board Committees
The Board has established three standing committees — an Audit and Governance Committee, a Pricing Committee and a Nominating Committee. The functions performed by each of these committees are described below. Each current Trustee of the P&R Trust attended 75% or more of the respective meetings of the full Board and of any committees of which he or she was a member that were held during the fiscal year ended October 31, 2010. The full Board met five times during the fiscal year ended October 31, 2010.
Each Independent Trustee is a member of the P&R Trust’s Audit and Governance Committee. The principal responsibilities of the Audit and Governance Committee are to: (i) oversee the P&R Trust’s accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain service providers; (ii) oversee the quality and objectivity of the P&R Trust’s financial statements and the independent audit thereof; (iii) act as a liaison between the P&R Trust’s independent registered public accounting firm and the full Board; (iv) oversee the selection of independent counsel and monitor its continued performance; (v) develop and recommend to the Board for its approval, an annual board self-assessment process; and (vi) receive reports from its members as to matters of regulatory news, industry developments or matters of interest learned through such member’s participation in industry forums, conferences or other programs in the nature of continuing education. Thomas V. McKernan, an Independent Trustee, is Chairman of the Committee. The Audit and Governance Committee met five times during the fiscal year ended October 31, 2010.
The Pricing Committee’s principal function is to generally oversee the P&R Trust’s pricing policies and procedures for securities in which the Funds invest as applied on a day-to-day basis by the P&R Trust’s management and the Funds’ investment advisers. The Pricing Committee is also responsible for recommending changes in these policies and procedures for adoption by the Board. W.D. Hilton, Jr., Michael E. Salvay and Mary Beth Syal are the members of the Pricing Committee, and W.D. Hilton, Jr. is Chairman of the Committee. The Pricing Committee held four meetings during the fiscal year ended October 31, 2010.
The Nominating Committee is responsible for the identification and evaluation of possible candidates to serve as Trustees of the P&R Trust. Thomas V. McKernan and W.D. Hilton, Jr., each of whom is an Independent Trustee, are the members of the Nominating Committee, and Thomas V. McKernan is Chairman of the Committee. The Nominating Committee did not meet during the fiscal year ended October 31, 2010. Shareholders may recommend names of Trustee candidates to the Nominating Committee by written submission to: The Payden & Rygel Investment Group, Attention: Edward Garlock, Secretary, 333 South Grand Avenue, 32nd Floor, Los Angeles, CA 90071.

Nominating Committee Considerations for Independent Trustees of the P&R Trust
The Nominating Committee evaluates candidates’ qualifications for Board membership and the independence of such candidates under the requirements of the 1940 Act. The Nominating Committee believes that the significance of each nominee’s experience, qualifications, attributes or skills is particular to that individual, meaning there is no single litmus test of these matters, and that board effectiveness is best evaluated at the group level, not at the individual trustee level. As a result, the Nominating Committee has not established specific, minimum qualifications that must be met by an individual wishing to serve as a Trustee of the P&R Trust. When evaluating candidates for a position on the Board, the Nominating Committee considers the potential impact of the candidate, along with his or her particular experiences, on the Board as a whole. The diversity of a candidate’s background or experiences, when considered in comparison to the background and experiences of other members of the Board, may or may not impact the Nominating Committee’s view as to the candidate. In accessing these matters, the Nominating Committee typically considers the following minimum criteria: (i) the candidate’s experience as a director or senior officer of public companies or other fund complexes; (ii) the candidate’s educational background; (iii) the candidate’s reputation for high ethical standards and personal and professional integrity; (iv) any specific financial, technical or other expertise possessed by the candidate, and the extent to which such expertise would complement the Board’s existing mix of skills and qualifications; (v) the candidate’s perceived ability to contribute to the ongoing functions of the Board, including the candidate’s ability and commitment to attend meetings regularly and work collaboratively with other members of the Board; (vi) the candidate’s ability to qualify as an Independent Trustee under the requirements of the 1940 Act, the candidate’s independence from the Funds’ service providers and the existence of any other relationships that might give rise to conflict of interest or the appearance of a conflict of interest; and (vii) such other factors as the Nominating Committee determines to be relevant in light of the existing composition of the Board and any anticipated vacancies or other transitions (e.g., whether or not a candidate is an “audit committee financial expert” under the federal securities laws).
Trustee Compensation.
Effective the fiscal year beginning November 1, 2010, each Independent Trustee will receive an annual retainer of $50,000, plus $5,000 for each in-person Board meeting, $2,500 for each telephonic Board meeting, $3,000 for each in-person Committee meeting and $1,500 for each telephonic Committee meeting, and reimbursement of related expenses. Chairmen of Board committees each receive an annual retainer of $2,000. For the fiscal year ended October 31, 2010, each Independent Trustee received an annual retainer of $40,000, plus $3,000 for each regular Board meeting and/or committee meeting attended, $2,000 for each special Board meeting and/or committee meeting and reimbursement of related expenses. Chairmen of Board committees each received an annual retainer of $2,000. If more than one Board or committee meeting occured on the same day, only one fee was paid. The following table sets forth the aggregate compensation paid by the P&R Trust for the fiscal year ended October 31, 2010 to the Trustees who are not affiliated with Payden, Metzler/Payden or Payden/Kravitz and the aggregate compensation paid to such Trustees for services on the Board. The P&R Trust does not maintain a retirement plan for its Trustees.

		PENSION OR
		RETIREMENT		TOTAL
		BENEFITS	ESTIMATED	COMPENSATION
	AGGREGATE	ACCRUED AS	ANNUAL	FROM P&R TRUST
	COMPENSATION	PART OF P&R	BENEFITS	AND P&R TRUST
	FROM P&R	TRUST	UPON	COMPLEX
NAME	TRUST	EXPENSES	RETIREMENT	PAID TO TRUSTEE
W.D. Hilton, Jr.	$68,000	None	N/A	$68,000
Gerald S. Levey, M.D.	$66,000	None	N/A	$66,000
Thomas V. McKernan	$68,000	None	N/A	$68,000
Rosemarie T. Nassif	$66,000	None	N/A	$66,000
Andrew J. Policano	$66,000	None	N/A	$66,000
Dennis C. Poulsen	$66,000	None	N/A	$66,000
Stender E. Sweeney	$66,000	None	N/A	$66,000

P&R Trust Fund Shares Owned by Trustees as of December 31, 2010.

AGGREGATE DOLLAR RANGE
	DOLLAR RANGE OF FUND	OF SHARES OWNED IN
NAME	SHARES OWNED*	ALL P&R TRUST FUNDS*
Independent Trustees
W. D. Hilton, Jr		Over $100,000
Payden Cash Reserves Money Market Fund	Over $100,000
Payden GNMA Fund	Over $100,000
Payden High Income Fund	Over $100,000
Payden U.S. Growth Leaders Fund	Over $100,000
Payden Core Bond Fund	Over $100,000
Payden Value Leaders Bond Fund	Over $100,000
Payden Emerging Markets Bond Fund	Over $100,000
Payden Global Equity Fund	Over $100,000
Payden Corporate Bond Fund	Over $100,000
Payden Global Short Bond Fund	Over $100,000
Gerald S. Levey, M.D.	None	None
Thomas V. McKernan		Over $100,000
Payden Value Leaders Fund	Over $100,000
Payden California Municipal Income Fund	Over $100,000
Payden GNMA Fund	Over $100,000
Payden Global Equity Fund	Over $100,000
Payden U.S. Growth Leaders Fund	Over $100,000
Payden High Income Fund	Over $100,000
Payden Tax Exempt Bond Fund	Over $100,000
Payden Emerging Markets Bond Fund	Over $100,000

AGGREGATE DOLLAR RANGE
	DOLLAR RANGE OF FUND	OF SHARES OWNED IN
NAME	SHARES OWNED*	ALL P&R TRUST FUNDS*
Rosemarie T. Nassif	None	None
Andrew J. Policano		$1 - $10,000
Payden Global Fixed Income Fund	$1 - $10,000
Dennis C. Poulsen		$50,001 - $100,000
Payden Emerging Markets Bond Fund	$10,001 - $50,000
Payden U.S. Growth Leaders Fund	$1 - $10,000
Payden High Income Fund	$1 - $10,000
Stender E. Sweeney		Over $100,000
Payden High Income Fund	Over $100,000
Payden GNMA Fund	Over $100,000
Payden Core Bond Fund	Over $100,000
Payden Global Equity Fund	$1 - $10,000
Payden California Municipal Income Fund	$10,001 - $50,000
Payden Short Bond Fund	$10,001 - $50,000
Interested Trustees
Joan A. Payden		Over $100,000
Payden Global Equity Fund	Over $100,000
Payden Tax Exempt Bond Fund	$1- $10,000
Payden U.S. Growth Leaders Fund	Over $100,000
Payden Cash Reserves Money Market Fund	Over $100,000
Payden High Income Fund	Over $100,000
Payden Emerging Markets Bond Fund	Over $100,000
Payden California Municipal Income Fund	Over $100,000
Payden Corporate Bond Fund	Over $100,000
Michael E. Salvay		Over $100,000
Payden Value Leaders Fund	$10,001 - $50,000
Payden Cash Reserves Money Market Fund	$50,001 - $100,000
Payden Emerging Markets Bond Fund	$10,001 - $50,000
Payden Global Equity Fund	$50,001 - $100,000
Payden Global Fixed Income Fund	$1 - $10,000
Payden High Income Fund	$10,001 - $50,000
Mary Beth Syal	None	None

*	Ownership disclosure is made using the following ranges: None; $1 — $10,000; $10,001 — $50,000; $50,001 — $100,000; and over $100,000.
Officers
The current officers of the P&R Trust who perform policy-making functions and their affiliations and principal occupations for the past five years are as set forth below.

		YEAR FIRST
		ELECTED AS
	POSITION	AN OFFICER
	WITH	OF P&R	PRINCIAPAL OCCUPATION(S)
NAME, ADDRESS AND AGE	P&R TRUST	TRUST	DURING PAST 5 YEARS
Joan A. Payden 333 South Grand Avenue Los Angeles, CA 90071 Age: 79	Chairman, CEO and Trustee	1992	President, Chief Executive Officer and Director, Payden & Rygel

Brian W. Matthews 333 South Grand Avenue Los Angeles, CA 90071 Age: 50	Vice President and Chief Financial Officer	2003	Managing Principal, CFO and Director, Payden & Rygel

Yot Chattrabhuti 333 South Grand Avenue Los Angeles, CA 90071 Age: 55	Vice President	1997	Principal, Mutual Fund Operations, Payden & Rygel

		YEAR FIRST
		ELECTED AS
	POSITION	AN OFFICER
	WITH	OF P&R	PRINCIAPAL OCCUPATION(S)
NAME, ADDRESS AND AGE	P&R TRUST	TRUST	DURING PAST 5 YEARS
Bradley F. Hersh 333 South Grand Avenue Los Angeles, CA 90071 Age: 42	Vice President and Treasurer	1998	Vice President and Treasurer, Payden & Rygel

David L. Wagner 333 South Grand Avenue Los Angeles, CA 90071 Age: 60	Vice President and Chief Compliance Officer	1996	Senior Vice President, Risk Management, Payden & Rygel

Edward S. Garlock 333 South Grand Avenue Los Angeles, CA 90071 Age: 60	Secretary	1997	Managing Principal, General Counsel, Chief Compliance Officer and Director, Payden & Rygel

Codes of Ethics
Each of the P&R Trust, Payden, Metzler/Payden, Payden/Kravitz and Payden & Rygel Distributors, the Funds’ distributor, has adopted a Code of Ethics pursuant to Rule 17j-1 of the 1940 Act. Each Code of Ethics permits applicable personnel subject to the particular Code of Ethics to invest in securities, including under certain circumstances securities that may be purchased or held by the Funds of the P&R Trust.
Proxy Voting Policies and Procedures
The Board adopted the P&R Trust’s “Proxy Voting Policy and Procedures” (“P&R Trust Proxy Policy”), pursuant to which it delegated the responsibility for voting proxies relating to portfolio securities held by the Payden Funds to Payden as part of Payden’s general investment management responsibilities, subject to the continuing oversight of the Board. Similarly, pursuant to the P&R Trust Proxy Policy, the Board delegated the responsibility for voting proxies relating to portfolio securities held by the Metzler/Payden Fund to Metzler/Payden and the responsibility for voting proxies relating to the portfolio securities held by the Payden/Kravitz Fund to Payden/Kravitz, as part of Metzler/Payden’s and Payden/Kravitz’s respective general investment management responsibilities, subject to the continuing oversight of the Board. Under the P&R Trust Proxy Policy, Each of Payden, Metzler/Payden and Payden/Kravitz, respectively, shall present to the Board at least annually its policies, procedures and other guidelines for voting proxies, and at least annually, Payden, Metzler/Payden and Payden/Kravitz, respectively, shall provide to the Board a record of each proxy voted with respect to portfolio securities of each of the Payden Funds, Metlzer/Payden Fund and Payden/Kravitz Fund, respectively, during the year. The delegation by the Board to Payden, Metzler/Payden and Payden/Kravitz, respectively, of the authority to vote proxies may be revoked by the Board, in whole or in part, at any time. Information regarding how the P&R Trust voted proxies relating to portfolio securities of each of the Funds during the most recent 12-month period ended June 30 are available without charge, upon request, by calling 1-800-572-9336, and on the SEC’s website at www.sec.gov.
Payden’s “Proxy Voting Policy” states that it expects to fulfill its fiduciary obligation to each Payden Fund by monitoring events concerning the issuer of the particular security at issue and then by voting the proxies in a manner that is consistent with the best interests of the applicable Payden Fund and that does not subordinate the Payden Fund’s interests to its own. With respect to several common issues that are presented, Payden’s policy provides that, absent special client circumstances or specific client policies or instructions, Payden will vote as follows on the issues listed below:
•	Vote for stock option plans and other incentive compensation plans that give both senior management and other employees an opportunity to share in the success of the issuer. However, consideration may be given to the amount of shareholder dilution.
•	Vote for programs that permit an issuer to repurchase its own stock.
•	Vote for proposals that support board independence (e.g., declassification of directors, or requiring a majority of outside directors).

•	Vote against management proposals to make takeovers more difficult (e.g., “poison pill” provisions, or supermajority votes).
•	Vote for management proposals on the retention of its independent registered public accounting firm. However, consideration may be given to the non-audit fees paid to the independent registered public accounting firm.
•	Vote for management endorsed director candidates, absent any special circumstances.
With respect to the wide variety of social and corporate responsibility issues that are presented, Payden’s general policy is to take a position in favor of responsible social policies that are designed to advance the economic value of the issuing company. Further, Payden’s policy provides that, except in rare instances, abstention is not an acceptable position and votes will be cast either for or against all issues presented. If unusual or controversial issues are presented that are not covered by Payden’s general proxy voting policies, Payden’s Proxy Voting Committee will determine the manner of voting the proxy in question. However, many countries have “proxy blocking” regulations, which prohibit the sale of shares from the date that the vote is filed until the shareholder meeting. A Fund would be unable to sell its shares if a negative news event occurred during this time, thus harming shareholders. Payden reserves the right to decline to vote proxies for stocks affected by proxy blocking regulations.
From time to time, Payden may purchase for a Fund’s portfolio securities that have been issued by another of its investment advisory clients (other than an Acquired Fund). In that case, however, a conflict of interest may exist between the interests of the Fund and the interests of Payden. To ensure that proxy votes are voted in the Fund’s best interest and unaffected by any conflict of interest that may exist, Payden will vote on a proxy question that presents a material conflict of interest between the interests of the Fund and the interests of Payden as follows. If one of Payden’s general proxy voting policies described above applies to the proxy issue in question, Payden will vote the proxy in accordance with that policy. This assumes, of course, that the policy in question furthers the interests of the Fund and not of Payden. However, if the general proxy voting policy does not further the interests of the Fund, Payden will then seek specific instructions from the Fund.
Metzler/Payden’s “Proxy Voting Policy” states that it expects to fulfill its fiduciary obligation to the Metzler/Payden Fund by monitoring events concerning the issuer of the particular security at issue and then by voting the proxies in a manner that is consistent with the best interests of the Metzler/Payden Fund and that does not subordinate the Metzler/Payden Fund’s interests to its own. With respect to several common issues that are presented, Metzler/Payden’s policy provides that, absent special client circumstances or specific client policies or instructions, Metzler/Payden will vote as follows on the issues listed below:
•	Vote for stock option plans and other incentive compensation plans that give both senior management and other employees an opportunity to share in the success of the issuer. However, consideration may be given to the amount of shareholder dilution.
•	Vote for programs that permit an issuer to repurchase its own stock.
•	Vote for proposals that support board independence (e.g., declassification of directors, or requiring a majority of outside directors).
•	Vote against management proposals to make takeovers more difficult (e.g., “poison pill” provisions, or supermajority votes).
•	Vote for management proposals on the retention of its independent registered public accounting firm. However, consideration may be given to the non-audit fees paid to the independent registered public accounting firm.
•	Vote for management endorsed director candidates, absent any special circumstances.
With respect to the wide variety of social and corporate responsibility issues that are presented, Metzler/Payden’s general policy is to take a position in favor of responsible social policies that are designed to advance the economic value of the issuing company. Further, Metzler/Payden’s policy provides that, except in rare instances, abstention is not an acceptable position and votes will be cast either for or against all issues presented. If unusual or controversial issues are presented that are not covered by Metzler/Payden’s general proxy voting policies, Metzler/Payden’s Proxy Voting Committee will determine the manner of voting the proxy in question. However, many countries have “proxy blocking” regulations, which prohibit the sale of shares from the date that the vote is filed until the shareholder meeting. The Metzler/Payden Fund would be unable to sell its shares if a negative news event occurred during this time, thus harming shareholders. Metzler/Payden reserves the right to decline to vote proxies for stocks affected by proxy blocking regulations.
From time to time, Metzler/Payden may purchase for the Metzler/Payden Fund’s portfolio securities that have been issued by another of its investment advisory clients (other than an Acquired Fund). In that case, however, a conflict of interest may exist between the interests of the Metzler/Payden Fund and the interests of Metzler/Payden. To ensure that proxy votes are voted in the Metzler/Payden Fund’s best interest and unaffected by any conflict of interest that may exist, Metzler/Payden will vote on a proxy question that presents a material conflict of interest between the interests of the Metzler/Payden Fund and the interests of Metzler/Payden as follows. If one of Metzler/Payden’s general proxy voting policies described above applies to the proxy issue in question, Metzler/Payden will vote the proxy in accordance with that policy. This assumes, of course, that the policy in question furthers the interests of the Metzler/Payden Fund and not of Metzler/Payden. However, if the general proxy voting policy does not further the interests of the Metzler/Payden Fund, Metzler/Payden will then seek specific instructions from the Metzler/Payden Fund.
Payden/Kravitz’s “Proxy Voting Policy” states that it expects to fulfill its fiduciary obligation to the Payden/Kravitz Fund by monitoring events concerning the issuer of the particular security at issue and then by voting the proxies in a manner that is consistent with the best interests of the Payden/Kravitz Fund and that does not subordinate the Payden/Kravitz Fund’s interests to its own. With respect to several common issues that are presented, Payden/Kravitz’s policy provides that, absent special client circumstances or specific client policies or instructions, Payden/Kravitz will vote as follows on the issues listed below:
–	Vote for stock option plans and other incentive compensation plans that give both senior management and other employees an opportunity to share in the success of the issuer. However, consideration may be given to the amount of shareholder dilution.

–	Vote for programs that permit an issuer to repurchase its own stock.

–	Vote for proposals that support board independence (e.g., declassification of directors, or requiring a majority of outside directors).

–	Vote against management proposals to make takeovers more difficult (e.g., “poison pill” provisions, or supermajority votes).

–	Vote for management proposals on the retention of its independent registered public accounting firm. However, consideration may be given to the non-audit fees paid to the independent registered public accounting firm.

–	Vote for management endorsed director candidates, absent any special circumstances.
With respect to the wide variety of social and corporate responsibility issues that are presented, Payden/Kravitz’s general policy is to take a position in favor of responsible social policies that are designed to advance the economic value of the issuing company. Further, Payden/Kravitz’s policy provides that, except in rare instances, abstention is not an acceptable position and votes will be cast either for or against all issues presented. If unusual or controversial issues are presented that are not covered by Payden/Kravitz’s general proxy voting policies, Payden/Kravitz’s Proxy Voting Committee will determine the manner of voting the proxy in question. However, many countries have “proxy blocking” regulations, which prohibit the sale of shares from the date that the vote is filed until the shareholder meeting. The Payden/Kravitz Fund would be unable to sell its shares if a negative news event occurred during this time, thus harming shareholders. Payden/Kravitz reserves the right to decline to vote proxies for stocks affected by proxy blocking regulations.
From time to time, Payden/Kravitz may purchase for the Payden/Kravitz Fund’s portfolio securities that have been issued by another of its investment advisory clients. In that case, however, a conflict of interest may exist between the interests of the Payden/Kravitz Fund and the interests of Payden/Kravitz. To ensure that proxy votes are voted in the Payden/Kravitz Fund’s best interest and unaffected by any conflict of interest that may exist, Payden/Kravitz will vote on a proxy question that presents a material conflict of interest between the interests of the Payden/Kravitz Fund and the interests of Payden/Kravitz as follows. If one of Payden/Kravitz’s general proxy voting policies described above applies to the proxy issue in question, Payden/Kravitz will vote the proxy in accordance with that policy. This assumes, of course, that the policy in question furthers the interests of the Payden/Kravitz Fund and not of Payden/Kravitz. However, if the general proxy voting policy does not further the interests of the Payden/Kravitz Fund, Payden/Kravitz will then seek specific instructions from the Payden/Kravitz Fund.
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES [TO BE UPDATED]
Control Persons of the Payden Funds
As of January 31, 2011, the following persons held of record 25% or more of the outstanding shares of the Payden Funds. The P&R Trust has no other information regarding the beneficial ownership of such shares:

PAYDEN CALIFORNIA MUNICIPAL INCOME FUND
Charles Schwab & Co., as Nominee	San Francisco, CA	54.43%

PAYDEN CORE BOND FUND
Jicarilla Apache Nation	Dulce, NM	37.78%

CORE BOND FUND ADVISER CLASS
Massachusetts Mutual Life Insurance Co	Springfield, MA	99.78%

PAYDEN CORPORATE BOND FUND
Charles Schwab & Co., as Nominee	San Francisco, CA	40.50%

PAYDEN EMERGING MARKET BOND FUND
Charles Schwab & Co., as Nominee	San Francisco, CA	28.98%

EMERGING MARKET BOND FUND ADVISER CLASS
Charles Schwab & Co., as Nominee	San Francisco, CA	67.92%
National Financial Services Corp., as Nominee	New York, NY	30.04%

PAYDEN GLOBAL EQUITY FUND
Charles Schwab & Co., as Nominee	San Francisco, CA	58.48%

PAYDEN GLOBAL FIXED INCOME FUND
TASB Risk Management Fund	Austin, TX	26.76%
National Financial Services Corp., as Nominee	New York, NY	25.23%

PAYDEN GNMA FUND
Charles Schwab & Co., as Nominee	San Francisco, CA	38.37%

PAYDEN GNMA FUND, ADVISER CLASS
Massachusetts Mutual Life Insurance Co	Springfield, MA	49.24%

PAYDEN HIGH INCOME FUND, ADVISER CLASS
National Financial Services Corp., as Nominee	New York, NY	77.55%

PAYDEN TAX EXEMPT BOND FUND
Charles Schwab & Co., as Nominee	San Francisco, CA	65.91%

PAYDEN U.S. GOVERNMENT FUND
Valley Medical Center, as Nominee	Renton, WA	48.03%
Public Hospital District 2 of King County	Kirkland, WA	32.80%

PAYDEN U.S. GOVERNMENT FUND, ADVISER CLASS
Nationwide Trust Co., as Nominee	Columbus, OH	92.39%

PAYDEN U.S. GROWTH LEADERS FUND
TASB Risk Management Fund	Austin, TX	40.92%

PAYDEN VALUE LEADERS FUND
Charles Schwab & Co., as Nominee	San Francisco, CA	30.97%

If any of the above Payden Funds held an annual or special meeting of shareholders, the effect of other shareholders’ voting rights could be diminished by the influence of these controlling shareholders’ substantial voting power.
Principal Holders of Securities of the Payden Funds
As of January 31, 2011, the following persons held of record 5% or more of the outstanding shares of the Payden Funds. The P&R Trust has no other information regarding the beneficial ownership of such shares:

PAYDEN CALIFORNIA MUNICIPAL INCOME FUND
Charles Schwab & Co., as Nominee	San Francisco, CA	54.43%
P. Pollock	Los Angeles, CA	8.89%

PAYDEN CORE BOND FUND
Jicarilla Apache Nation	Dulce, NM	37.78%
Charles Schwab & Co., as Nominee	San Francisco, CA	13.80%
Mac & Co., as Nominee	Pittsburgh, PA	7.44%
Salem Hospital	Salem, OR	5.59%

CORE BOND FUND ADVISER CLASS
Massachusetts Mutual Life Insurance Co	Springfield, MA	99.78%

PAYDEN CORPORATE BOND FUND
Charles Schwab & Co., as Nominee	San Francisco, CA	40.50%
National Financial Services Corp., as Nominee	New York, NY	17.92%
Jicarilla Apache Nation	Dulce, NM	10.13%
Mac & Co., as Nominee	Pittsburgh, PA	5.74%
SEI Private Trust, as Trustee	Oaks, PA	5.57%

PAYDEN EMERGING MARKET BOND FUND
Charles Schwab & Co., as Nominee	San Francisco, CA	28.98%
National Financial Services Corp., as Nominee	New York, NY	15.92%
The John Arrillaga Survivor’s Trust	Palo Alto, CA	15.66%
The Richard T. Peery Separate Property Trust	Palo Alto, CA	15.66%
Jicarilla Apache Nation	Dulce, NM	5.18%

EMERGING MARKET BOND FUND ADVISER CLASS
Charles Schwab & Co., as Nominee	San Francisco, CA	67.92%
National Financial Services Corp., as Nominee	New York, NY	30.04%

PAYDEN GLOBAL EQUITY FUND
Charles Schwab & Co., as Nominee	San Francisco, CA	58.48%
National IAM Benefit Trust Fund	Washington, DC	18.09%
SEI Private Trust, as Trustee	Oaks, PA	8.51%

PAYDEN GLOBAL FIXED INCOME FUND
TASB Risk Management Fund	Austin, TX	26.76%
National Financial Services Corp., as Nominee	New York, NY	25.23%
TD Ameritrade Inc., as Nominee	Omaha, NE	16.65%
Charles Schwab & Co., as Nominee	San Francisco, CA	16.25%

PAYDEN GLOBAL SHORT BOND FUND
National Financial Services Corp., as Nominee	New York, NY	18.41%
TD Ameritrade Inc., as Nominee	Omaha, NE	13.09%
Jicarilla Apache Nation	Dulce, NM	12.05%
Charles Schwab & Co., as Nominee	San Francisco, CA	8.14%

PAYDEN GNMA FUND
Charles Schwab & Co., as Nominee	San Francisco, CA	38.37%
North Dakota University	Bismark, ND	15.25%
National Financial Services Corp., as Nominee	New York, NY	10.43%
TD Ameritrade Inc., as Nominee	Omaha, NE	6.32%

PAYDEN GNMA FUND, ADVISER CLASS
Massachusetts Mutual Life Insurance Co	Springfield, MA	49.24%
National Financial Services Corp., as Nominee	New York, NY	17.98%
E Trade Clearing LLC, as Trustee	Merrifield, VA	10.39%

PAYDEN HIGH INCOME FUND
National Financial Services Corp., as Nominee	New York, NY	19.00%
Lauer Co., as Nominee	Philadelphia, PA	12.89%
Charles Schwab & Co., as Nominee	San Francisco, CA	9.13%
The John Arrillaga Survivor’s Trust	Palo Alto, CA	6.03%
The Richard T. Peery Separate Property Trust	Palo Alto, CA	6.03%

PAYDEN HIGH INCOME FUND, ADVISER CLASS
National Financial Services Corp., as Nominee	New York, NY	77.55%
Charles Schwab & Co., as Nominee	San Francisco, CA	11.42%

PAYDEN LIMITED MATURITY FUND
City of Jacksonville	Jacksonville, FL	24.11%
Southern California Pipe Trades Health & Welfare Fund	Los Angeles, CA	14.78%
Charles Schwab & Co., as Nominee	San Francisco, CA	9.15%
Neuropace	Mountain View, CA	5.85%

PAYDEN CASH RESERVES MONEY MARKET FUND
Union Bank	San Diego, CA	24.61%
Mac & Co., as Nominee	Pittsburgh, PA	23.40%
Google Foundation	Mountain View, CA	13.51%

PAYDEN SHORT BOND FUND
North Dakota Universiyt	Bismark, ND	16.55%
City of Jacksonville	Jacksonville, FL	12.87%
National Financial Services Corp., as Nominee	New York, NY	7.46%
Charles Schwab & Co., as Nominee	San Francisco, CA	7.39%
National IAM Benefit Trust Fund	Washington, DC	6.95%
TD Ameritrade Inc., as Nominee	Omaha, NE	6.31%
Southern California Pipe Trades Health & Welfare Fund	Los Angeles, CA	5.21%

PAYDEN TAX EXEMPT BOND FUND
Charles Schwab & Co., as Nominee	San Francisco, CA	65.91%
TD Ameritrade Inc., as Nominee	Omaha, NE	6.71%

PAYDEN U.S. GOVERNMENT FUND
Valley Medical Center, as Nominee	Renton, WA	48.03%

Public Hospital District 2 of King County	Kirkland, WA	32.80%
National Financial Services Corp., as Nominee	New York, NY	5.76%

PAYDEN U.S. GOVERNMENT FUND, ADVISER CLASS
Nationwide Trust Co., as Nominee	Columbus, OH	92.39%
B. Cowderoy	Pasadena, CA	5.44%

PAYDEN U.S. GROWTH LEADERS FUND
TASB Risk Management Fund	Austin, TX	40.92%
Charles Schwab & Co., as Nominee	San Francisco, CA	20.44%
Lon V. Smith Foundation	Beverly Hills, CA	10.04%
National IAM Benefit Trust Fund	Washington, DC	8.33%

PAYDEN VALUE LEADERS FUND
Charles Schwab & Co., as Nominee	San Francisco, CA	30.97%
Lon V. Smith Foundation	Beverly Hills, CA	12.91%
National IAM Benefit Trust Fund	Washington, DC	8.90%

Management Ownership of the Payden Funds
As of January 31, 2011, the Trustees and officers of the P&R Trust, collectively, owned less than 1% of the outstanding shares of each of the Payden Funds, except for the Payden Global Equity Fund, 10.25%; Payden Corporate Bond Fund, 6.27%; Payden U.S. Growth Leaders Fund, 5.91%; Payden California Municipal Income Fund, 2.49%; Payden Value Leaders Fund, 1.40%; Payden Emerging Markets Bond Fund, 1.04% Payden Cash Reserves Money Market Fund, 2.98%; Payden High Income Fund (Adviser Class), 1.24%; Payden U.S. Government Fund (Adviser Class), 2.17%; and Metzler/Payden European Emerging Markets Fund, 1.59.
Control Persons of the Metzler/Payden Fund
As of January 31, 2011, the following persons held of record 25% or more of the outstanding shares of the Metzler/Payden Fund: Charles Schwab & Co., as Nominee, San Francisco, CA, 50.55%. The P&R Trust has no other information regarding the beneficial ownership of such shares.
If the Metzler/Payden Fund held an annual or special meeting of shareholders, the effect of other shareholders’ voting rights could be diminished by the influence of these controlling shareholders’ substantial voting power.
Principal Holders of Securities of the Metzler/Payden Fund
As of January 31, 2011, the following persons held of record 5% or more of the outstanding shares of the Metzler/Payden Fund: Charles Schwab & Co., as Nominee, San Francisco, CA, 50.55%; and to Ameritrade Inc., as Nominee, Omaha, NE, 8.03%. The P&R Trust has no other information regarding the beneficial ownership of such shares.
Management Ownership of the Metzler/Payden Fund
As of January 31, 2011, the Trustees and officers of the P&R Trust, collectively owned less than 1% of the outstanding shares of the Metzler/Payden Fund.
Control Persons of the Payden/Kravitz Fund
As of January 31, 2011, the following persons held of record 25% or more of the outstanding shares of the (a) Institutional Class of the Payden/Kravitz Fund: Charles Schwab & Co., as Nominee, San Francisco, CA, 48.38%; (b) Adviser Class of the Payden/Kravitz Fund: Charles Schwab & Co., as Nominee, San Francisco, CA, 36.15%; and (c) Retirement Class of the Payden/Kravitz Fund: Hartford Life Insurance Company, Hartford, CT, 49.05%. The P&R Trust has no other information regarding beneficial ownership of such shares.
If the Payden/Kravitz Fund held an annual or special meeting of shareholders, the effect of other shareholders’ voting rights could be diminished by the influence of those controlling shareholders’ substantial voting power.

Principal Holders of Securities of the Payden/Kravitz Fund
As of January 31, 2011, the following persons held of record 5% or more of the outstanding shares of the (a) Institutional Class of the Payden/Kravitz Fund:

PAYDEN/KRAVITZ CASH BALANCE PLAN, ADVISER CLASS
Charles Schwab & Co., as Nominee	San Francisco, CA	36.15%
Massachusetts Mutual Life Insurance Co	Springfield, MA	15.15%
Fotru Co., as Nominee	Grand Rapids, MI	11.30%
Nationwide Trust Co., as Nominee	Columbus, OH	8.16%
Hartford Life Insurance Company	Hartford, CT	8.00%

PAYDEN/KRAVITZ CASH BALANCE PLAN, INSTITUTIONAL CLASS
Charles Schwab & Co., as Nominee	San Francisco, CA	48.38%
Pershing LLC, as Trustee	Jersey City, NJ	9.33%
Nationwide Trust Co., as Nominee	Columbus, OH	5.67%
Pershing LLC, as Trustee	Jersey City, NJ	5.12%

PAYDEN/KRAVITZ CASH BALANCE PLAN, RETIREMENT CLASS
Hartford Life Insurance Company	Hartford, CT	49.05%
Pershing LLC, as Trustee	Jersey City, NJ	15.33%
Pershing LLC, as Trustee	Jersey City, NJ	12.87%
The P&R Trust has no other information regarding the beneficial ownership of such shares.
Management Ownership
As of January 31, 2011, the Trustees and officers of the P&R Trust collectively owned less than 1% of the outstanding shares of the Payden/Kravitz Fund.
The P&R Trust has no other information regarding the beneficial ownership of such shares.
INVESTMENT ADVISORY AND OTHER SERVICES
INVESTMENT ADVISERS
Adviser — Payden Funds
Payden was founded in 1983 as an independent investment counseling firm specializing in the management of short term fixed income securities. Today, the firm provides a broad array of investment management services involving both fixed income and equity securities and other investment techniques. Payden is owned by its President and CEO, Joan Payden, who is the majority shareholder, eleven Managing Principals and eight Principals, all of whom are active in the firm’s operations. As of January 31, 2011, its staff consisted of 154 employees, 59 of whom either have advanced degrees and/or are Chartered Financial Analysts. As of such date, it had over 310 client relationships, including pension funds, endowments, credit unions, foundations, corporate cash accounts and individuals, and managed total assets of approximately $50 billion, with approximately $5 billion invested globally.
Payden provides investment management services to the Payden Funds pursuant to an Investment Management Agreement with the P&R Trust, dated as of June 24, 1992, as amended from time to time (the “Payden Agreement”). The Payden Agreement provides that Payden will pay all expenses incurred in connection with managing the ordinary course of a Payden Fund’s business, except the following expenses, which are paid by each Payden Fund: (i) the fees and expenses incurred by a Payden Fund in connection with the management of the investment and reinvestment of the Payden Fund’s assets; (ii) the fees and expenses of Trustees who are not affiliated persons, as defined in Section 2(a)(3) of the 1940 Act, of Payden; (iii) the fees and expenses of the Trust’s custodian, transfer agent, fund accounting agent and administrator; (iv) the charges and expenses of legal counsel and independent accountants for the P&R Trust and legal counsel to the Independent Trustees; (v) brokers’ commissions and any issue or transfer taxes chargeable to a Payden Fund in connection with its securities and futures transactions; (vi) all taxes and corporate fees payable by a Payden Fund to Federal, state or other governmental agencies; (vii) a Payden Fund’s portion of the fees of any trade associations of which the P&R Trust may be a member; (viii) a Payden Fund’s portion of the cost of fidelity bonds and trustees and officers errors and omission insurance; (ix) the fees and expenses involved in registering and maintaining registration of a Payden Fund and of its shares with the SEC, registering the P&R Trust as a broker or dealer and qualifying the shares of a Payden Fund under state securities laws, including the preparation and printing of the P&R Trust’s registration statements, prospectuses and statements of additional information for filing under Federal and state securities laws for such purposes; (x) communications expenses with respect to investor services and all expenses of shareholders’ and trustees’ meetings and of preparing, printing and mailing reports to shareholders in the amount necessary for distribution to the shareholders; (xi) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the P&R Trust’s business, and (xii) any expenses assumed by the P&R Trust pursuant to a plan of distribution adopted in conformity with Rule 12b-1 under the 1940 Act.
The Payden Agreement provides that Payden receives a monthly fee from each Fund at the following annual rates:

FUND	FEE
Payden Cash Reserves Money Market Fund	0.15% of average daily net assets

Payden Limited Maturity Fund	0.28% for the first $1 billion of average daily net assets
Payden Short Bond Fund	0.25% of average daily net assets above $1 billion
Payden U.S. Government Fund
Payden Core Bond Fund

Payden Corporate Bond Fund	0.35% of average daily net assets

Payden GNMA Fund	0.27% of average daily net assets

Payden High Income Fund	0.35% of average daily net assets

Payden Tax Exempt Bond Fund	0.32% for the first $500 million of average daily net assets
0.28% of average daily net assets for the next $500 million
0.25% of average daily net assets above $1 billion

Payden California Municipal Income Fund	0.32% for the first $1 billion of average daily net assets
0.25% of average daily net assets above $1 billion

Payden Global Short Bond Fund	0.30% of the first $2 billion of average daily net assets
Payden Global Fixed Income Fund	0.25% of average daily net assets above $2 billion

Payden Emerging Markets Bond Fund	0.45% of average daily net assets

Payden Emerging Markets Local Bond Fund	0.75% of average daily net assets

Payden Value Leaders Fund	0.50% for the first $2 billion of average daily net assets
0.30% of average daily net assets above $2 billion

Payden U.S. Growth Leaders Fund	0.60% for the first $1 billion of average daily net assets
0.50% of average daily net assets above $1 billion

Payden Global Equity Fund	0.95% of average daily net assets

Gross fees earned by Payden, Payden Fund expenses subsidized by Payden and the net advisory fee or net expense subsidy for the past three fiscal years ended October 31 for all Payden Funds are shown below. The Payden Corporate Bond Fund commenced operations on March 12, 2009.

	FISCAL YEAR ENDED OCTOBER 31
	2008 (000S)			2009 (000S)			2010 (000S)
			NET			NET			NET
	FEE	SUBSIDY	FEE/SUBSIDY	FEE	SUBSIDY	FEE/SUBSIDY	FEE	SUBSIDY	FEE/SUBSIDY
Payden Cash Reserves Money Market Fund	$1,613	$(1,340)	$273	$1,633	$(1,520)	$113	$1,286	$(1,314)	$(28)
Payden Limited Maturity Fund	377	(220)	157	207	(171)	36	430	(135)	295
Payden Short Bond Fund	1,017	(200)	817	1,008	(216)	792	1,329	(240)	1,089
Payden U.S. Government Fund	180	(61)	119	229	(41)	188	288	(55)	233
Payden GNMA Fund	533	(200)	333	1,402	(647)	755	1,755	(1,216)	539
Payden Core Bond Fund	1,482	—	1,482	1,259	—	1,259	1,552	—	1,552
Payden Corporate Bond Fund	—	—	—	68	(58)	10	152	(132)	20
Payden High Income Fund	687	(52)	635	1,472	—	1,472	2,897	—	2,897
Payden Tax Exempt Bond Fund	46	(75)	(29)	55	(67)	(12)	75	(78)	(3)
Payden California Municipal Income Fund	149	(52)	97	141	(57)	84	144	(55)	89
Payden Global Short Bond Fund	247	(79)	168	159	(61)	98	197	(47)	150
Payden Global Fixed Income Fund	284	(103)	181	293	(80)	213	270	(117)	153
Payden Emerging Markets Bond Fund	515	—	515	523	—	523	1,508	(184)	1,324
Payden Emerging Markets Local Bond Fund*	—	—	—	—	—	—	—	—	—
Payden Value Leaders Fund	312	(60)	252	154	(75)	79	140	(50)	90
Payden U.S. Growth Leaders Fund	776	(9)	767	387	(12)	375	341	—	341
Payden Global Equity Fund	49	(71)	(22)	67	(78)	(11)	136	(67)	69

(*)   The Payden Emerging Markets Local Bond Fund commenced operations on September ___, 2011.
The Payden Funds are responsible for their own operating expenses. Payden has contractually agreed to reduce fees payable to it by certain Payden Funds and to pay Payden Fund operating expenses to the extent necessary to limit each Payden Fund’s aggregate Total Annual Fund Operating Expenses or Net Annual Fund Operating Expenses (in each case, excluding interest and tax expenses), as applicable, to the limit set forth in the Fees and Expenses Table (each an “expense limitation”) of the applicable Prospectus. Any such reductions made by Payden in its fees or payment of expenses which are a Payden Fund’s obligation are subject to reimbursement by the respective Payden Fund to Payden, if so requested by Payden, in subsequent fiscal years if the aggregate amount actually paid by such Payden Fund toward the operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable expense limitation on Payden Fund expenses. Payden is permitted to be reimbursed only for fee reductions and expense payments made in the previous three fiscal years. Such reimbursement may not be paid prior to the Payden Fund’s payment of current ordinary operating expenses.

In the event the operating expenses of a Payden Fund, including all investment advisory and administration fees, but excluding brokerage commissions and fees, taxes, interest and extraordinary expenses such as litigation, for any fiscal year exceed the Payden Fund’s applicable expense limitation, Payden shall reduce its advisory fee to the extent of its share of such excess expenses. The amount of any such reduction to be borne by Payden shall be deducted from the monthly advisory fee otherwise payable with respect to the Payden Fund during such fiscal year; and if such amounts should exceed the monthly fee, Payden shall pay to the Payden Fund its share of such excess expenses no later than the last day of the first month of the next succeeding fiscal year.
The Payden Agreement provides that Payden will not be liable for any error of judgment or mistake of law or for any loss suffered by the Payden Funds in connection with the performance of the Payden Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence in the performance of Payden’s duties or from reckless disregard by Payden of its duties and obligations thereunder. Unless earlier terminated as described below, the Payden Agreement will continue in effect with respect to each Payden Fund for two years after the Fund’s inclusion in the P&R Trust’s Master Trust Agreement (on or around its commencement of operations) and then continue for each such Payden Fund for periods not exceeding one year so long as such continuation is approved annually by the Board (or by a majority of the outstanding voting shares of each such Payden Fund as defined in the 1940 Act) and by a majority of the Trustees who are not interested persons of any party to the Payden Agreement by vote cast in person at a meeting called for such purpose. The Payden Agreement terminates upon assignment and may be terminated with respect to a Payden Fund without penalty on 60 days’ written notice at the option of either party thereto or by the vote of the shareholders of the Payden Fund.
Adviser — Metzler/Payden Fund
Metzler/Payden, founded in 1998, is a joint venture owned equally by Payden and MP&R Ventures, Inc., an affiliate of B. Metzler seel. Sohn & Co. Holding AG (“Metzler”) of Frankfurt, Germany. It currently has approximately $1.7 billion of assets under management. Payden, founded in 1983, is one of the largest independent investment counseling firms in the United States, with approximately $55 billion in assets under management. Metzler is a major German financial institution, and through its various subsidiaries, is one of the leading investment managers in Germany. It manages assets totaling 45 billion euro for institutional clients and mutual funds, including European equity and balanced funds.
Metzler/Payden’s focus is the management of equity and fixed income securities in both the domestic and global markets. Portfolios are actively managed according to client approved guidelines and benchmarks. In addition to its own employees, Metzler/Payden’s investment management process utilizes different teams, composed of personnel made available by Payden and Metzler pursuant to a Service Agreement, which are responsible for the day-to-day management of client portfolios, including the Metzler/Payden Fund, within the broad investment parameters set by Metzler/Payden’s Co-Chief Investment Officers.
Metzler/Payden provides investment management services to the Metzler/Payden Fund pursuant to an Investment Management Agreement with the P&R Trust, dated as of January 12, 2011, as amended from time to time (the “Metzler/Payden Agreement”). The Metzler/Payden Agreement provides that Metzler/Payden will pay all expenses incurred in connection with managing the ordinary course of the Metzler/Payden Fund’s business, except the following expenses, which are paid by the Metzler/Payden Fund: (i) the fees and expenses incurred by the Metzler/Payden Fund in connection with the management of the investment and reinvestment of the Metzler/Payden Fund’s assets; (ii) the fees and expenses of Trustees who are not affiliated persons, as defined in Section 2(a)(3) of the 1940 Act, of Metzler/Payden; (iii) the fees and expenses of the Trust’s custodian, transfer agent, fund accounting agent and administrator; (iv) the charges and expenses of legal counsel and independent accountants for the P&R Trust and legal counsel to the Independent Trustees; (v) brokers’ commissions and any issue or transfer taxes chargeable to the Metzler/Payden Fund in connection with its securities and futures transactions; (vi) all taxes and corporate fees payable by the Metzler/Payden Fund to Federal, state or other governmental agencies; (vii) the Metzler/Payden Fund’s portion of the fees of any trade associations of which the P&R Trust may be a member; (viii) the Metzler/Payden Fund’s portion of the cost of fidelity bonds and trustees and officers errors and omission insurance; (ix) the fees and expenses involved in registering and maintaining registration of the Metzler/Payden Fund and of its shares with the SEC, registering the P&R Trust as a broker or dealer and qualifying the shares of the Metzler/Payden Fund under state securities laws, including the preparation and printing of the P&R Trust’s registration statements, prospectuses and statements of additional information for filing under Federal and state securities laws for such purposes; (x) communications expenses with respect to investor services and all expenses of shareholders’ and trustees’ meetings and of preparing, printing and mailing reports to shareholders in the amount necessary for distribution to the shareholders; (xi) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the P&R Trust’s business, and (xii) any expenses assumed by the P&R Trust pursuant to a plan of distribution adopted in conformity with Rule 12b-1 under the 1940 Act.
The Metzler/Payden Agreement provides that Metzler/Payden receives a monthly fee from the Metzler/Payden Fund at the annual rate of 0.75% of average daily net assets.
Gross fees earned by Metzler/Payden, Metzler/Payden Fund expenses subsidized by Metzler/Payden and the net advisory fee or net expense subsidy for the past three fiscal years ended October 31 for the Metzler/Payden Fund are shown below.

FISCAL YEAR ENDED OCTOBER 31
	2008 (000S)			2009 (000S)			2010 (000S)
			NET			NET			NET
	FEE	SUBSIDY	FEE/SUBSIDY	FEE	SUBSIDY	FEE/SUBSIDY	FEE	SUBSIDY	FEE/SUBSIDY
Metzler/Payden European Emerging Markets Fund	$3,698	$—	$3,698	$1,054	$(31)	$1,023	$1,442	$(263)	$1,179
The Metzler/Payden Fund is responsible for its own operating expenses. Metzler/Payden has contractually agreed to reduce fees payable to it by the Metzler/Payden Fund and to pay Metzler/Payden Fund operating expenses to the extent necessary to limit the Metzler/Payden Fund’s aggregate Total Annual Fund Operating Expenses (excluding interest and tax expenses) to 1.50%. Any such reductions made by Metzler/Payden in its fees or payment of expenses which are the Metzler/Payden Fund’s obligation are subject to reimbursement by the Metzler/Payden Fund to Metzler/Payden, if so requested by Metzler/Payden, in subsequent fiscal years if the aggregate amount actually paid by the Metzler/Payden Fund toward the operating expenses for such fiscal year (taking into account the reimbursement) does not exceed this expense limitation on Metzler/Payden Fund expenses. Metzler/Payden is permitted to be reimbursed only for fee reductions and expense payments made in the previous three fiscal years. Such reimbursement may not be paid prior to the Metzler/Payden Fund’s payment of current ordinary operating expenses.
In the event the operating expenses of the Metzler/Payden Fund, including all investment advisory and administration fees, but excluding brokerage commissions and fees, taxes, interest and extraordinary expenses such as litigation, for any fiscal year exceed the Metzler/Payden Fund’s applicable expense limitation, Metzler/Payden shall reduce its advisory fee to the extent of its share of such excess expenses. The amount of any such reduction to be borne by Metzler/Payden shall be deducted from the monthly advisory fee otherwise payable with respect to the Metzler/Payden Fund during such fiscal year; and if such amounts should exceed the monthly fee, Metzler/Payden shall pay to the Metzler/Payden Fund its share of such excess expenses no later than the last day of the first month of the next succeeding fiscal year.
The Metzler/Payden Agreement provides that Metzler/Payden will not be liable for any error of judgment or mistake of law or for any loss suffered by the Metzler/Payden Fund in connection with the performance of the Metzler/Payden Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence in the performance of Metzler/Payden’s duties or from reckless disregard by Metzler/Payden of its duties and obligations thereunder. Unless earlier terminated as described below, the Metzler/Payden Agreement will continue in effect with respect to the Metzler/Payden Fund for two years after the Metzler/Payden Fund’s inclusion in the P& R Trust’s Master Trust Agreement (on or around its commencement of operations) and then continue for the Metzler/Payden Fund for periods not exceeding one year so long as such continuation is approved annually by the Board (or by a majority of the outstanding voting shares of the Metzler/Payden Fund as defined in the 1940 Act) and by a majority of the Trustees who are not interested persons of any party to the Metzler/Payden Agreement by vote cast in person at a meeting called for such purpose. The Metzler/Payden Agreement terminates upon assignment and may be terminated with respect to the Metzler/Payden Fund without penalty on 60 days’ written notice at the option of either party thereto or by the vote of the shareholders of the Metzler/Payden Fund.
Adviser — Payden/Kravitz Fund

Payden/Kravitz, founded in 2008, is a joint venture owned equally by Payden and Kravitz Investment Services, Inc. (“Kravitz”). Payden, founded in 1983, is one of the largest independent investment counseling firms in the United States, with approximately $55 billion in assets under management. Kravitz is an investment counseling firm, with approximately $304 million in assets under management. Payden/Kravitz was initially founded to provide investment management services to the Payden/Kravitz Fund, and it provides those services pursuant to an Investment Management Agreement with the P&R Trust, dated as of June 18, 2008 (the “Payden/Kravitz Agreement”). It currently has approximately $104 million in assets under management.
The Payden/Kravitz Agreement provides that Payden/Kravitz will pay for all expenses incurred in connection with managing the ordinary course of the Payden/Kravitz Fund’s business, except the following expenses, which are paid by the Payden/Kravitz Fund: (i) the fees and expenses incurred by the Payden/Kravitz Fund in connection with the management of the investment and reinvestment of the Payden/Kravitz Fund’s assets; (ii) the fees and expenses of Trustees who are not affiliated persons, as defined in Section 2(a)(3) of the 1940 Act, of Payden/Kravitz; (iii) the fees and expenses of the Payden/Kravitz Fund’s custodian, transfer agent, fund accounting agent and administrator; (iv) the Payden/Kravitz Fund’s portion of charges and expenses of legal counsel and independent accountants for the P&R Trust and legal counsel to the Independent Trustees; (v) brokers’ commissions and any issue or transfer taxes chargeable to the Payden/Kravitz Fund in connection with its securities and futures transactions; (vi) all taxes and corporate fees payable by the Payden/Kravitz Fund to Federal, state or other governmental agencies; (vii) the Payden/Kravitz Fund’s portion of the fees of any trade associations of which the P&R Trust may be a member; (viii) the Payden/Kravitz Fund’s portion of the cost of fidelity bonds and trustees and officers errors and omission insurance; (ix) the fees and expenses involved in registering and maintaining registration of the Payden/Kravitz Fund and of its shares with the SEC and qualifying the shares of the Payden/Kravitz Fund under state securities laws, including the Payden/Kravitz Fund’s portion of the preparation and printing of the P&R Trust’s registration statements, prospectuses and statements of additional information for filing under the Federal and state securities laws for such purposes; (x) communications expenses with respect to investor services and all expenses of shareholders’ and trustees’ meetings and of preparing, printing and mailing reports to shareholders in the amount necessary for distribution to the shareholders; (xi) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the P&R Trust’s business; (xii) any expenses assumed by the P&R Trust on behalf of the Adviser Class or the Retirement Class of the Payden/Kravitz Fund pursuant to the P&R Trust’s Rule 12b-l Distribution Plan; and (xiii) any expenses payable by the Payden/Kravitz Fund pursuant to the P&R Trust’s Shareholder Servicing Plan. The Payden/Kravitz Agreement provides that Payden/Kravitz receives a monthly fee from the Payden/Kravitz Fund at the annual rate of 1.10% of average daily net assets.
Gross fees earned by Payden/Kravitz, Payden/Kravitz Fund expenses subsidized by Payden/Kravitz and the net advisory fee or net expense subsidy for the fiscal period ended October 31, 2008 and the past two fiscal years ended October 31 for the Payden/Kravitz Fund are shown below.

2008 (000s)			2009 (000s)				2010 (000s)
		Net			Net			Net
Fee	(Subsidy)	Fee/(Subsidy)	Fee	(Subsidy)	Fee/(Subsidy)	Fee	(Subsidy)	Fee/(Subsidy)
$11	$(56)	$(45)	$191	$(281)	$(90)	$427	$(284)	$143
The Payden/Kravitz Fund is responsible for its own operating expenses under the Payden/Kravitz Agreement. Payden/Kravitz has agreed to reduce fees payable to it by the Payden/Kravitz Fund under the Payden/Kravitz Agreement, and to pay Payden/Kravitz Fund operating expenses to the extent necessary to limit the Payden/Kravitz Fund’s aggregate Net Annual Fund Operating Expenses (excluding interest and tax expenses) to the limit set forth in the Fees and Expenses Table (“expense limitation”) of the applicable Prospectus. Any such reductions made by Payden/Kravitz in its fees or payment of expenses which are the Payden/Kravitz Fund’s obligation are subject to reimbursement by the Payden/Kravitz Fund to Payden/Kravitz if so requested by Payden/Kravitz, in subsequent fiscal years if the aggregate amount actually paid by the Payden/Kravitz Fund toward the operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the expense limitation on Payden/Kravitz Fund expenses. Payden/Kravitz is permitted to be reimbursed only for fee reductions and expense payments made in the previous three fiscal years. Such reimbursement may not be paid prior to the Payden/Kravitz Fund’s payment of current ordinary operating expenses.
In the event the operating expenses of the Payden/Kravitz Fund, including all investment advisory and administration fees, but excluding brokerage commissions and fees, taxes, interest and extraordinary expenses such as litigation, for any fiscal year exceed the Payden/Kravitz Fund’s applicable expense limitation, Payden/Kravitz shall reduce its advisory fee to the extent of its share of such excess expenses. The amount of any such reduction to be borne by Payden/Kravitz shall be deducted from the monthly advisory fee otherwise payable with respect to the Payden/Kravitz Fund during such fiscal year; and if such amounts should exceed the monthly fee, Payden/Kravitz shall pay to the Payden/Kravitz Fund its share of such excess expenses no later than the last day of the first month of the next succeeding fiscal year.

The Payden/Kravitz Agreement provides that Payden/Kravitz will not be liable for any error of judgment or mistake of law or for any loss suffered by the Payden/Kravitz Fund in connection with the performance of the Payden/Kravitz Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence in the performance of Payden/Kravitz’s duties or from reckless disregard by Payden/Kravitz of its duties and obligations thereunder. Unless earlier terminated as described below, the Payden/Kravitz Agreement will continue in effect with respect to the Payden/Kravitz Fund for two years after the Payden/Kravitz Fund’s inclusion in the P&R Trust’s Master Trust Agreement (on or around the Payden/Kravitz Fund’s commencement of operations) and then continue for the Payden/Kravitz Fund for periods not exceeding one year so long as such continuation is approved annually by the Board (or by a majority of the outstanding voting shares of the Payden/Kravitz Fund as defined in the 1940 Act) and by a majority of the Trustees who are not interested persons of any party to the Payden/Kravitz Agreement by vote cast in person at a meeting called for such purpose. The Payden/Kravitz Agreement terminates upon assignment and may be terminated with respect to the Payden/Kravitz Fund without penalty on 60 days’ written notice at the option of either party thereto or by the vote of the shareholders of the Payden/Kravitz Fund.
SHAREHOLDER SERVICING PLAN
The P&R Trust has adopted a Shareholder Servicing Plan with respect to the Funds that allows each Fund (other than the Payden Cash Reserves Money Market Fund) to pay to broker-dealers and other financial intermediaries a fee for shareholder services provided to Fund shareholders who invest in the Fund through the intermediary. With respect to each Fund, the fee is payable at an annual rate not to exceed 0.25% of the Fund’s average daily net assets invested through the intermediary. Because these fees are paid out of the Fund’s assets, over time these fees will also increase the cost of a shareholder’s investment in the Fund.
The shareholder services that may be provided under the Shareholder Servicing Plan are non-distribution shareholder services that the intermediary provides with respect to shares of the Fund owned from time to time by customers of the intermediary. Such services include (i) transfer agent and sub-transfer agent type of services for beneficial owners of Fund shares, (ii) aggregating and processing purchase and redemption orders for Fund shareholders, (iii) providing beneficial owners of Fund shares who are not record owners with statements showing their positions in the Fund, (iv) processing dividend payments for Fund shares, (v) providing sub-accounting services for Fund shares held beneficially, (vi) forwarding shareholder communications, such as proxies, shareholder reports, dividend and tax notices, and updated prospectuses to beneficial owners of shares who are not record owners, (vii) receiving, tabulating and transmitting proxies executed by beneficial owners of Fund shares who are not record owners, (viii) responding generally to inquiries these shareholders have about the Fund or Funds, and (ix) providing such other information and assistance to these shareholders as they may reasonably request.
In addition to fees paid under the Shareholder Servicing Plan for the Funds, a Fund’s investment adviser may pay service, administrative or other similar fees to broker-dealers or other financial intermediaries. Those fees are generally for sub-accounting, sub-transfer agency and other shareholder services associated with shareholders whose shares are held of record in omnibus or other group accounts. Those payments are sometimes necessary to ensure that the Fund is listed on supermarket and other platforms maintained by certain dealers, agents and financial institutions. The Fund’s investment adviser believes that such payments and listings will make shares of the Fund available to a wider distribution network. The rate of those fees paid by the Fund’s investment adviser may vary and ranges from 0.10% to 0.15% of the average daily net assets of the Fund attributable to a particular intermediary.
DISTRIBUTION ARRANGEMENT
Pursuant to a distribution agreement (the “Distribution Agreement”) with the P&R Trust, Payden & Rygel Distributors (the “Distributor”), 333 South Grand Avenue, Los Angeles, California 90071, acts as distributor for each of the Funds. The Distributor has agreed to use its best efforts to effect sales of shares of the Funds, but is not obligated to sell any specified number of shares. The offering of Fund shares is continuous. The Distribution Agreement contains provisions with respect to renewal and termination similar to those in the respective Investment

Management Agreements described above. Pursuant to the Distribution Agreement, the P&R Trust has agreed to indemnify the Distributor to the extent permitted by applicable law against certain liabilities under the Securities Act.
Except in connection with the Rule 12b-1 distribution plan as described below, no compensation is payable by the Funds to the Distributor for its distribution services. The Distributor pays for the personnel involved in accepting orders for purchase and redemption of Fund shares, expenses incurred in connection with the printing of Prospectuses and SAIs (other than those sent to existing shareholders), sales literature, advertising and other communications used in the public offering of shares of a Fund, and other expenses associated with performing services as distributor of the Funds’ shares. Each Fund pays the expenses of issuance, registration and transfer of its shares, including filing fees and legal fees.
RULE 12b-1 DISTRIBUTION PLAN
Pursuant to SEC Rule 12b-1, the Board has adopted the Rule 12b-1 Distribution Plan (“Distribution Plan”), under which each class of shares of a Fund with a 12b-1 fee is allowed to pay asset-based sales charges or distribution and service fees for the distribution, sale or servicing of its shares. These activities include advertising, compensation to the Distributor and other intermediaries for sales and marketing activities and materials and related shareholder servicing. The Distribution Plan applies to the following Fund classes: (1)the Adviser Class shares of each of the Payden U.S. Government, Payden GNMA, Payden Core Bond, Payden High Income, Payden Emerging Markets Bond and Payden U.S. Growth Leaders Funds (each a “Payden Fund Adviser Class”), (2) the Adviser Class shares of the Payden/Kravitz Fund (the “Payden/Kravitz Fund Adviser Class”), and (3) the Retirement Class shares of the Payden/Kravitz Fund (the “Payden/Kravitz Fund Retirement Class”). For each Payden Fund Adviser Class and the Payden/Kravitz Fund Adviser Class, the fee is payable at an annual rate of 0.25% of the average daily net assets of the applicable Adviser Class, regardless of the actual expenses incurred, which the Distributor may use to compensate other broker-dealers. Similarly, for the Payden/Kravitz Fund Retirement Class, the fee is payable at an annual rate of 0.50% of the average daily net assets of the Payden/Kravitz Fund Retirement Class, regardless of the actual expenses incurred, which the Distributor may use to compensate other broker-dealers. As indicated in the table in the “Fees and Expenses” section in the applicable Prospectus for each Payden Fund Adviser Class, the Payden/Kravitz Fund Adviser Class and the Payden/Kravitz Fund Retirement Class, this 12b-1 distribution fee is included in the Annual Fund Operating Expenses. Because these fees are paid out of the assets of each Payden Fund Adviser Class, the Payden/Kravitz Fund Adviser Class, and the Payden/Kravitz Fund Retirement Class on an ongoing basis, over time these fees will increase the cost of an investment in shares of each Payden Fund Adviser Class, the Payden/Kravitz Fund Adviser Class, and the Payden/Kravitz Fund Retirement Class.
The Distribution Plan continues in effect from year to year, provided that each such continuance is approved at least annually by a vote of the Board, including a majority vote of the Trustees who are not “interested persons” of the P&R Trust (as defined in the 1940 Act) and have no direct or indirect financial interest in the operations of the Plan or in any agreement relating to the Plan (the “Rule 12b-1 Trustees”), cast in person at a meeting called for the purpose of voting on such continuance. The Distribution Plan may be terminated with respect to a Fund at any time, without penalty, by the vote of a majority of the Rule 12b-1 Trustees or the class affected by the vote of the holders of a majority of the outstanding shares of the Fund or the class affected. The Distribution Plan may not be amended to increase materially the amounts to be paid by the shareholders of a Rule 12b-1 class of any Fund with a Rule 12b-1 class of share for the services described therein without approval by the shareholders of such class, and all material amendments are required to be approved by the Board in the manner described above. The Distribution Plan will automatically terminate in the event of its assignment.
The P&R Trust, when approving the establishment of the Distribution Plan, determined that there are various anticipated benefits to each of the various Funds with a Rule 12b-1 class of shares from such establishment, including the likelihood that the Distribution Plan will stimulate sales of shares of each Rule 12b-1 class and assist in increasing the asset base of each of each such Fund in the face of competition from a variety of financial products and the potential advantage to the shareholders of the various Rule 12b-1 classes of prompt and significant growth of the asset base of the those Funds, including greater liquidity, more investment flexibility and achievement of greater economies of scale.

Except to the extent that affiliates of Payden receive distribution fees from the Distributor, or that the Funds’ investment advisers benefit through increased fees from an increase in the net assets of the Funds with a Rule 12b-1 class of shares, which may result in part from the expenditures, no interested person of the P&R Trust nor any Trustee who is not an interested person of the P&R Trust has or had a direct or indirect financial interest in the operation of the Distribution Plan or any related agreements.
For the fiscal year ended October 31, 2010, the Funds with a Rule 12b-1 class of shares paid the following 12b-1 fees to the Distributor:

TOTAL FEES PAID
FISCAL YEAR ENDED OCTOBER 31, 2010	TO THE DISTRIBUTOR
ADVISER CLASS
Payden U.S. Government Fund	$297
Payden GNMA Fund	$11,353
Payden Core Bond Fund	$66,169
Payden High Income Fund	$309
Payden Emerging Markets Bond Fund	$9,256
Payden/Kravitz Cash Balance Plan Fund	$61,295
RETIREMENT CLASS
Payden/Kravitz Cash Balance Plan Fund	$10,798
ADMINISTRATOR, TRANSFER AGENT, FUND ACCOUNTANT, CUSTODIAN AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Administrator
Treasury Plus, Incorporated (“Treasury Plus”), located at 333 South Grand Avenue, Los Angeles, California 90071, is a wholly owned subsidiary of Payden which serves as administrator to each Fund. Under the Administration Agreement with the P&R Trust, Treasury Plus has agreed to prepare periodic reports to regulatory authorities, maintain financial accounts and records of each of the Funds, transmit communications by each Fund to shareholders of record, make periodic reports to the Board regarding Fund operations, and oversee the work of the fund accountant and transfer agent.
For providing administrative services to the P&R Trust, Treasury Plus receives a monthly fee at the annual rate of 0.15% of the daily net assets of the Funds.
Under the Administration Agreement with the P&R Trust, Treasury Plus has agreed that, if in any fiscal year the expenses borne by a Fund exceed the applicable expense limitations imposed by the securities regulations of any state in which shares of the Fund are registered or qualified for sale to the public, it will reimburse the Fund for a portion of such excess expenses, which portion is determined by multiplying the excess expenses by the ratio of (i) the fees respecting the Fund otherwise payable to Treasury Plus pursuant to its agreement with the P&R Trust, to (ii) the aggregate fees respecting the Fund otherwise payable to Treasury Plus pursuant to its agreement and to Payden pursuant to its Investment Management Agreement with the P&R Trust.
During the last three fiscal years, Treasury Plus earned the amounts listed below.

	FISCAL YEAR ENDED OCTOBER 31
	2008	2009	2010
	(000S)	(000S)	(000S)
Payden Cash Reserves Money Market Fund	$1,420	$1,633	$1,286
Payden Limited Maturity Fund	174	111	230
Payden Short Bond Fund	476	540	712
Payden U.S. Government Fund	83	123	154
Payden GNMA Fund	261	779	975
Payden Core Bond Fund	687	674	831
Payden Corporate Bond Fund*	—	29	65
Payden High Income Fund	256	631	1,242
Payden Tax Exempt Bond Fund	19	25	35
Payden California Municipal Income Fund	61	66	67
Payden Global Short Bond Fund	107	79	98
Payden Global Fixed Income Fund	124	147	135
Payden Emerging Markets Bond Fund	148	174	502
Payden Emerging Markets Local Bond Fund**	—	—	—
Payden Value Leaders Fund	80	46	42
Payden U.S. Growth Leaders Fund	168	97	85
Payden Global Equity Fund***	8	11	22
Metzler/Payden European Emerging Markets Fund	635	211	289
Payden/Kravitz Cash Balance Plan Fund****	2	26	58

(*)	The Payden Corporate Bond Fund commenced operations on March 12, 2009.

(**)	The Payden Emerging Markets Local Bond Fund commenced operations on September ___, 2011.

(***)	The Payden Global Equity Fund commenced operations on March 31, 2008.

(****)	The Payden/Kravitz Cash Balance plan Fund commenced operations on September 22, 2008.

Transfer Agent
Pursuant to its agreement with the P&R Trust, UMB Fund Services, Inc. (“UMB”), located at 803 W. Michigan Street, Milwaukee, Wisconsin 53233, provides transfer agency services to each of the Funds. These services include the issuance and redemption of Fund shares, maintenance of shareholder accounts and preparations of annual investor tax statements. UMB receives from the P&R Trust fees for these transfer agency services, and certain out-of-pocket expenses are also reimbursed at actual cost.
Fund Accountant
Pursuant to its agreement with the P&R Trust, The Bank of New York Mellon (“BNY Mellon”), located at 135 Santilli Highway, Everett, Massachusetts 02149, provides fund accounting services to each of the Funds. These services include the calculation of daily expense accruals and net asset value per share for the Funds. BNY Mellon receives from the P&R Trust fees for these fund accounting services, and certain out-of-pocket expenses are also reimbursed at actual cost.
The liability provisions of the agreement between Treasury Plus, UMB and BNY Mellon with the P&R Trust are similar to those of the Payden Agreement discussed above. In addition, the P&R Trust has agreed to indemnify Treasury Plus, UMB and BNY Mellon against certain liabilities. The agreement may be terminated by either party to such agreement on 90 days’ notice.
Custodian
Pursuant to its agreement with the P&R Trust, BNY Mellon (the “Custodian”) serves as custodian for the assets of each of the Funds. The Custodian’s address is One Boston Place, Boston, Massachusetts 02109. Under its Custodian Agreement with the P&R Trust, the Custodian has agreed among other things to maintain a separate account in the name of each Fund; hold and disburse portfolio securities and other assets on behalf of the Funds; collect and make disbursements of money on behalf of the Funds; and receive all income and other payments and distributions on account of each Fund’s portfolio securities.
Pursuant to rules adopted under the 1940 Act, the Funds may maintain foreign securities and cash in the custody of certain eligible foreign banks and securities depositories. The Board has delegated to the Custodian the selection of foreign custodians and to the applicable investment adviser the selection of securities depositories. Selection of such foreign custodial institutions and securities depositories is made following a consideration of a number of factors, including (but not limited to) the reliability and financial stability of the institution; the ability of the institution to perform capably custodial services for the Funds; the reputation of the institution in its national market; the political and economic stability of the country in which the institution is located; and risks of nationalization or expropriation of Fund assets. No assurance can be given that the appraisal by the Custodian and by the applicable investment adviser of the risks in connection with foreign custodial and securities depository arrangements will always be correct, or that expropriation, nationalization, freezes, or confiscation of assets that would impact assets of a Fund will not occur, and shareholders bear the risk of losses arising from these or other events.
Independent Registered Public Accounting Firm

PORTFOLIO MANAGERS
PAYDEN FUNDS Adviser Portfolio Manager Conflicts of Interest
Payden adopted policies and procedures that address conflicts of interest that may arise between a portfolio manager’s management of a Payden Fund and his or her management of other Funds and accounts. Potential areas of conflict could involve allocation of investment opportunities and trades among Funds and accounts, use of information regarding the timing of Fund trades, personal investing activities, portfolio manager compensation and proxy voting of portfolio securities. Payden has adopted policies and procedures that it believes are reasonably designed to address these conflicts. However, there is no guarantee that such policies and procedures will be effective or that Payden will anticipate all potential conflicts of interest.
Adviser Portfolio Manager Fund Holdings and Other Managed Accounts
As described below, portfolio managers may personally own shares of the Fund or Funds for which they act as portfolio manager. In addition, portfolio managers may manage a portion of other mutual funds, pooled investment vehicles or accounts advised by Payden.
The following table reflects information as of October 31, 2010. None of these accounts pay performance-based fees.

NUMBER OF OTHER
		REGISTERED	NUMBER OF OTHER
		INVESTMENT	POOLED INVESTMENT	NUMBER OF OTHER
		COMPANIES (RICS)	VEHICLES (PIVS)	ACCOUNTS THAT
		THAT PORTFOLIO	THAT PORTFOLIO	PORTFOLIO MANAGER
	DOLLAR RANGE OF	MANAGER MANAGES	MANAGER MANAGES	MANAGES (ASSETS
	FUND SHARES	(ASSETS OF RIC IN	(ASSETS OF PIVS	OF OTHER ACCOUNTS
PORTFOLIO MANAGER	OWNED (1)	MILLIONS) (2)	IN MILLIONS) (3)	IN MILLIONS) (4)
MARY BETH SYAL		1 $13	1 $24	35 $4,268
Payden Limited Maturity Fund	None
Payden Short Bond Fund	None
Payden U.S. Government Fund	None
Payden Global Short Bond Fund	None

DAVID P. BALLANTINE		None	None	3 $833
Payden Limited Maturity Fund	None
Payden Short Bond Fund	None
Payden U.S. Government Fund	None
Payden GNMA Fund	$1 - $10,000
Payden Global Short Bond Fund	None

GARY S. GREENBERG		None	None	None
Payden GNMA Fund	None

JAMES T. WONG		None	2 $69	None
Payden Value Leaders Fund	$10,001 - $50,000
Payden U.S. Growth Leaders Fund	None
Payden Global Equity Fund	$10,001 - $50,000

FRANK LEE		None	None	None
Payden U.S. Growth Leaders Fund	None

Payden Value Leaders Fund	None

KRISTIN J. CEVA		None	1 $30	None

NUMBER OF OTHER
		REGISTERED	NUMBER OF OTHER
		INVESTMENT	POOLED INVESTMENT	NUMBER OF OTHER
		COMPANIES (RICS)	VEHICLES (PIVS)	ACCOUNTS THAT
		THAT PORTFOLIO	THAT PORTFOLIO	PORTFOLIO MANAGER
	DOLLAR RANGE OF	MANAGER MANAGES	MANAGER MANAGES	MANAGES (ASSETS
	FUND SHARES	(ASSETS OF RIC IN	(ASSETS OF PIVS	OF OTHER ACCOUNTS
PORTFOLIO MANAGER	OWNED (1)	MILLIONS) (2)	IN MILLIONS) (3)	IN MILLIONS) (4)
Payden Global Fixed Income Fund	None
Payden Emerging Markets Bond Fund	$50,001 - $100,000

TIMOTHY K. RIDER		None	1 $180	None
Payden Global Fixed Income Fund	None

NIGEL JENKINS		None	1 $23	None
Payden Global Fixed Income Fund	None

SABUR MOINI		None	1 $52	None
Payden High Income Fund	None

CRISTINA PANAIT		None	1 $30	None
Payden Emerging Markets Bond Fund	$10,001 - $50,000

MICHAEL E. SALVAY(5)		None	1 $33	30 $3,770
Payden Core Bond Fund	None
Payden Tax Exempt Bond Fund	None
Payden California Municipal Income Fund	None

BRAD BOYD
Payden Core Bond Fund	None	1 $54	1 $33	None

(1)	Ownership disclosure is made using the following ranges: None; $1 — $10,000; $10,001 — $50,000; $50,001 — $100,000; $100,001 — $500,000; $500,001 — $1,000,000; over $1,000,000. The amounts listed include shares owned through Payden’s 401(k) plan.

(2)	Indicates fund(s) where the portfolio manager also has significant responsibilities for the day-to-day management of the fund(s).

(3)	Represents both domestic pooled investment vehicles and offshore funds advised by Payden. The offshore funds are only sold to offshore investors.

(4)	Reflects other separately managed accounts in which Payden is the investment adviser.

(5)	Mr. Salvay became a portfolio manager for the Payden Tax Exempt Bond Fund and Payden California Municipal Income Fund on January 1, 2010.
Adviser Portfolio Manager Compensation
Portfolio managers and other investment personnel are paid competitive salaries by Payden. In addition, they may receive bonuses based on the overall profit of the firm and their contribution to the investment team(s) on which they participate. The relative mix of compensation represented by salary and bonus will vary depending on the individual’s contribution to the investment team(s), contributions to the firm overall and other factors.
METZLER/PAYDEN FUND
Portfolio Manager Conflicts of Interest

Metzler/Payden has adopted policies and procedures that address conflicts of interest that may arise between a portfolio manager’s management of the Metzler/Payden Fund and his or her management of other accounts. Potential areas of conflict could involve allocation of investment opportunities and trades among the Fund and accounts, use of information regarding the timing of Fund trades, personal investing activities, portfolio manager compensation and proxy voting of portfolio securities. Metzler/Payden has adopted policies and procedures that it believes are reasonably designed to address these conflicts. However, there is no guarantee that such policies and procedures will be effective or that Metzler/Payden will anticipate all potential conflicts of interest.
Portfolio Manager Fund Holdings and Other Managed Accounts
As described below, portfolio managers may personally own shares of the Metzler/Payden Fund. In addition, portfolio managers may manage a portion of other mutual funds, pooled investment vehicles or accounts advised by Metzler/Payden.
The following table reflects information as of October 31, 2010. None of these accounts pay performance-based fees, with the exception of one pooled investment vehicle for which both Mr. Brueck and Ms. Beer are portfolio managers.

NUMBER OF
OTHER REGISTERED
		INVESTMENT	NUMBER OF OTHER	NUMBER OF
		COMPANIES	POOLED INVESTMENT	OTHER ACCOUNTS
		(RICS) THAT	VEHICLES (PIVS)	THAT PORTFOLIO
		PORTFOLIO MANAGER	THAT PORTFOLIO	MANAGER MANAGES
	DOLLAR RANGE	MANAGES (ASSETS	MANAGER MANAGES	(ASSETS OF
	OF FUND SHARES	OF RICS IN	(ASSETS OF PIVS	OTHER ACCOUNTS
PORTFOLIO MANAGER	OWNED(1)	MILLIONS)(2)	IN MILLIONS)(3)	IN MILLIONS)(4)
MARKUS BRUECK		None	2 $121	4 $410
Metzler/Payden European Emerging Markets Fund	None

SIMONE BEER		None	3 $140	3 $322
Metzler/Payden European Emerging Markets Fund	None

(1)	Ownership disclosure is made using the following ranges: None; $1 — $10,000; $10,001 — $50,000; $50,001 — $100,000; $100,001 — $500,000; $500,001 — $1,000,000; over $1,000,000.

(2)	Indicates fund(s) where the portfolio manager also has significant responsibilities for the day-to-day management of the fund(s).

(3)	Represents both domestic pooled investment vehicles and offshore funds advised by Metzler/Payden. The offshore funds are only sold to offshore investors.

(4)	Reflects other separately managed accounts in which Metzler/Payden is the investment adviser.

Portfolio Manager Compensation
A portfolio manager’s compensation is split into a fixed and a variable component. The variable component is mainly determined by the performance of the individual accounts managed by the portfolio manager, the overall performance of the firm, in this case the Metzler Bank Group, and the portfolio manager’s interaction within in the team.
PAYDEN/KRAVITZ FUND
Portfolio Manager Conflicts of Interest
Payden/Kravitz has adopted policies and procedures that address conflicts of interest that may arise between a portfolio manager’s management of the Payden/Kravitz Fund and his or her management of other funds and accounts. Potential areas of conflict could involve allocation of investment opportunities and trades among funds and accounts, use of information regarding the timing of Fund trades, personal investing activities, portfolio manager compensation and proxy voting of portfolio securities. Payden/Kravitz has adopted policies and procedures that it believes are reasonably designed to address these conflicts. However, there is no guarantee that such policies and procedures will be effective or that Payden/Kravitz will anticipate all potential conflicts of interest.
Portfolio Manager Fund Holdings and Other Managed Accounts
As described below, portfolio manager may personally our shares of the Payden/Kravitz Fund. In addition, portfolio managers may manage a portion of other mutual funds, pooled investment vehicles or accounts advised by Payden/Kravitz, Payden or Kravitz.
The following table reflects information as of October 31, 2010. None of these accounts pay performance-based fees.

NUMBER OF OTHER
		REGISTERED	NUMBER OF OTHER
		INVESTMENT	POOLED INVESTMENT	NUMBER OF OTHER
		COMPANIES (RICS)	VEHICLES (PIVS)	ACCOUNTS THAT
		THAT PORTFOLIO	THAT PORTFOLIO	PORTFOLIO MANAGER
	DOLLAR RANGE	MANAGER MANAGES	MANAGER MANAGES	MANAGES (ASSETS
	OF FUND SHARES	(ASSETS OF RIC IN	(ASSETS OF PIVS	OF OTHER ACCOUNTS
PORTFOLIO MANAGER	OWNED (1)	MILLIONS) (2)	IN MILLIONS) (3)	IN MILLIONS) (4)
DANIEL KRAVITZ	None	None	None	None
BRIAN MATTHEWS	None	None	3 $822	34 $5,939
SCOTT WEINER	None	None	1 $27	18 $8,236

(1)	Ownership disclosure is made using the following ranges: None; $1 — $10,000; $10,001 — $50,000; $50,001 — $100,000; $100,001 — $500,000; $500,001 — $1,000,000; over $1,000,000. The amounts listed include shares owned through Payden’s 401(k) Plan.

(2)	Indicates fund(s) where the portfolio manager also has significant responsibilities for the day-to-day management of the fund(s).

(3)	Represents both domestic pooled investment vehicles and offshore funds advised by Payden/Kravitz, or by its parent entities, Payden or Kravitz. The offshore funds are only sold to offshore investors.

(4)	Reflects other separately managed accounts in which Payden/Kravitz, or its parent entities, Payden or Kravitz, is the investment adviser.
Portfolio Manager Compensation
Portfolio managers and other investment personnel are paid by Payden or Kravitz, respectively, and in each case, they are paid competitive salaries. In addition, they may receive bonuses based on the overall profit of the respective firm and their contribution to the investment team(s) on which they participate. The relative mix of compensation represented by salary and bonus will vary depending on the individual’s contribution to the investment team(s), contributions to the respective firm overall and other factors.

PORTFOLIO TRANSACTIONS — BROKERAGE ALLOCATION AND OTHER PRACTICES
The Funds pay commissions to brokers in connection with the purchase and sale of equity securities, options and futures contracts. There is generally no stated commission in the case of fixed-income securities, which are traded in the over-the-counter markets, but the price paid by a Fund usually includes an undisclosed dealer commission or mark-up. In underwritten offerings, the price paid by a Fund includes a disclosed, fixed commission or discount retained by the underwriter or dealer. Agency transactions involve the payment by a Fund of negotiated brokerage commissions. Such commissions vary among different brokers. Also, a particular broker may charge different commissions according to such factors as the difficulty and size of the transaction. Transactions in foreign securities involve commissions which are generally higher than those in the United States.
A Fund’s investment adviser places all orders for the purchase and sale of portfolio securities, options and futures contracts for the Funds it manages and buys and sells such securities, options and futures for the Funds through a substantial number of brokers and dealers. In so doing, the Fund’s investment adviser seeks the best execution available. In seeking the most favorable execution, the investment adviser considers all factors it deems relevant, including, by way of illustration, price, the size of the transaction, the nature of the market for the security, the amount of the commission, the timing of the transaction taking into account market prices and trends, the reputation, experience and financial stability of the broker-dealer involved and the quality of service rendered by the broker-dealer in other transactions. The Fund’s investment adviser periodically evaluates the performance of brokers used for the purchase and sale of portfolio securities to ensure that the Fund is obtaining best execution of these transactions. None of the Funds’ investment advisers have any “soft dollar” arrangements with any broker-dealer.
Some securities considered for investment by a Fund’s portfolio may also be appropriate for other clients served by the Fund’s investment adviser. If a purchase or sale of securities consistent with the investment policies of a Fund is considered at or about the same time as a similar transaction for one or more other clients served by the Fund’s investment adviser, transactions in such securities will be allocated among the Fund and other clients in a manner deemed fair and reasonable by the investment adviser. Although there is no specified formula for allocating such transactions, the various allocation methods used by the Fund’s investment adviser, and the results of such allocations, are subject to periodic review by the Fund’s Board.
The investment adviser manages the Fund without regard generally to restrictions on portfolio turnover, except those imposed on its ability to engage in short-term trading by provisions of the Federal tax laws (see “Taxation”). Trading in fixed-income securities does not generally involve the payment of brokerage commissions, but does involve indirect transaction costs. The higher the rate of portfolio turnover, the higher these transaction costs borne by the Fund generally will be. The turnover rate of a Fund is calculated by dividing (a) the lesser of purchases or sales of portfolio securities for a particular fiscal year by (b) the monthly average of the value of the portfolio securities owned by the Fund during the fiscal year. In calculating the rate of portfolio turnover, all securities, including options, whose maturities or expiration dates at the time of acquisition were one year or less, are excluded. Interest rate and currency swap, cap and floor transactions do not affect the calculation of portfolio turnover. The portfolio turnover rates for the Payden Short Bond Fund, Payden High Income Fund and Payden Emerging Markets Fund varied significantly over the past two fiscal years due to the significant growth in assets in each of the three Funds.
The only Funds which paid brokerage commissions during the last three fiscal years are noted below:

	FISCAL YEAR ENDED OCTOBER 31
	2008	2009	2010
Payden Value Leaders Fund	$59,674	$33,449	$27,716
Payden U.S. Growth Leaders Fund	439,617	166,947	165,457
Payden Global Equity Fund*	6,144	9,814	12,764
Metzler/Payden European Emerging Markets Fund	5,263,769	981,475	1,150,932
Payden/Kravitz Cash Balance Plan Fund**	—	210	1,971

*	The Payden Global Equity Fund commenced operations on March 31, 2008.

**	The Payden/Kravitz Cash Balance Plan Fund commenced operations on September 22, 2008.

Brokerage commissions paid by the Payden Value Leaders Fund, Payden U.S. Growth Leaders Fund and the Metzler/Payden European Emerging Markets Fund significantly declined during the fiscal year ended October 31, 2009 as a result of significantly reduced trading activity in each of those Funds.
The Board periodically reviews the performance of Payden, Metzler/Payden and Payden/Kravitz in connection with the placement of portfolio transactions on behalf of the Funds of which each serves as investment adviser.
PURCHASES AND REDEMPTIONS
Certain managed account clients of the investment adviser for a Fund may purchase shares of that Fund. To avoid the imposition of duplicative fees, the Fund’s investment adviser may be required to make adjustments in the management fees charged separately by the investment adviser to these managed account clients to offset the generally higher level of management fees and expenses resulting from a client’s investment in the Fund.
Each Fund may, at the sole discretion of the Fund’s investment adviser, accept securities in exchange for shares of the Fund. Securities which may be accepted in exchange for shares of the Fund must: (1) meet the investment objectives and policies of the Fund; (2) be acquired for investment and not for resale; (3) be liquid securities which are not restricted as to transfer either by law or liquidity of market, as determined by reference to the liquidity and pricing policies established by the Board; and (4) have a value which is readily ascertainable as evidenced by, for example, a listing on a recognized stock exchange, or market quotations by third party broker-dealers.
The minimum initial investment for shares of the Investor Class of each of the Payden U.S. Government Fund, Payden GNMA Fund, Payden Core Bond Fund, Payden High Income Fund and Payden Emerging Markets Bond Fund is $100,000, except that the minimum initial investment may be modified for certain financial intermediaries that submit trades on behalf of underlying investors. Each of the five Payden Funds identified above or such Payden Fund’s Distributor may lower or waive the minimum initial investment for certain categories of investors at their discretion. The minimum initial investment shall be $5,000 for (1) any current or retired officer, Trustee or employee (and members of his or her family) of Payden, its affiliates or the P&R Trust, or (2) purchasers with substantive business or personal relationships to Payden, its affiliates or the P&R Trust.
Each Fund reserves the right to suspend or postpone redemptions during any period when: (a) trading on the New York Stock Exchange is restricted, as determined by the SEC, or that Exchange is closed for other than customary weekend and holiday closings; (b) the SEC has by order permitted such suspension; or (c) an emergency, as determined by the SEC, exists, making disposal of portfolio securities or valuation of net assets of the Fund not reasonably practicable.
Each Payden Fund and the Payden/Kravitz Fund will redeem shares solely in cash up to the lesser of $250,000 or 1% of its net assets during any 90-day period for any one shareholder. Each Payden Fund and the Payden/Kravitz Fund reserves the right to pay any redemption price exceeding this amount in whole or in part by a distribution in kind of securities held by the Fund in lieu of cash. The Metzler/Payden Fund reserves the right to pay any redemption price in whole or in part by a distribution in kind of securities held by the Metzler/Payden Fund in lieu of cash. It is highly unlikely that shares would ever be redeemed in kind. If shares are redeemed in kind, however, the redeeming shareholder would incur transaction costs upon the disposition of the securities received in the distribution.
Due to the relatively high cost of maintaining smaller accounts, each Fund reserves the right to redeem shares in any account for their then-current value (which will be promptly be paid to the investor) if at any time, due to shareholder redemptions, the shares in the Fund account do not have a value of at least $5,000. An investor will be notified that the value of his or her account is less than the minimum and allowed at least 30 days to bring the value of the account up to at least $5,000 before the redemption is processed. The P&R Trust’s Master Trust Agreement also authorizes each Fund to redeem shares under certain other circumstances as may be specified by the Board.

TAXATION
Each Fund intends to qualify annually and has elected to be treated as a regulated investment company under Subchapter M of the Code. To qualify as a regulated investment company, a Fund must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, net income derived from interests in qualified publicly traded partnerships, or other income (including gains from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies (“Qualifying Income Test”); and (b) diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of a Fund’s assets is represented by cash, U.S. Government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of a Fund’s total assets and not greater than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of a Fund’s total assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies) or of two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses (the “Diversification Test”). The U.S. Treasury is authorized to promulgate regulations under which gains from foreign currencies (and options, futures, and forward contracts on foreign currency) would constitute qualifying income for purposes of the Qualifying Income Test only if such gains are directly relating to investing in stocks or securities. To date, such regulations have not been issued.
In addition, no definitive guidance currently exists with respect to the classification of interest rate swaps and cross-currency swaps as securities or foreign currencies for purposes of certain of the tests described above. Accordingly, to avoid the possibility of disqualification as a regulated investment company, a Fund will limit its positions in swaps to transactions for the purpose of hedging against either interest rate or currency fluctuation risks, and will treat swaps as excluded assets for purposes of determining compliance with the Diversification Test.
If a Fund qualifies as a regulated investment company, the Fund will not be subject to U.S. Federal income tax on its investment company taxable income and net capital gains (any net long-term capital gains in excess of the sum of net short-term capital losses and capital loss carryovers from the prior eight years) designated by the Fund as capital gain dividends, if any, that it distributes to shareholders, if the Fund distributes to its shareholders at least 90% of its investment company taxable income (which includes dividends, interest and net short-term capital gains in excess of any long-term capital losses) and 90% of its net exempt interest income each taxable year. Each Fund (other than the Payden Value Leader, Payden U.S. Growth Leader and Payden Global Equity Funds and the Metzler/Payden Fund intends to distribute to its shareholders substantially all of its investment company taxable income monthly and any net capital gains annually. Each of the Payden Value Leaders, Payden U.S. Growth Leaders and Payden Global Equity Funds and the Metzler/Payden Fund intends to distribute to its shareholders substantially all of its investment company taxable income semi-annually and any net capital gains annually. Investment company taxable income or net capital gains not distributed by a Fund on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To avoid the tax, a Fund must distribute during each calendar year an amount at least equal to the sum of (1) 98% of its ordinary income (with adjustments) for the calendar year and foreign currency gains or losses for the calendar year, (2) 98% of its capital gains in excess of its capital losses (and adjusted for certain ordinary losses) for the twelve month period ending on October 31 of the calendar year, and (3) all ordinary income and capital gains for previous years that were not distributed during such years. A distribution will be treated as paid on December 31 of the calendar year if it is declared by the Fund in October, November, or December of that year to shareholders of record on a date in such a month and paid by a Fund during January of the following year. Such distributions will be taxable to shareholders (other than those not subject to Federal income tax) in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received. To avoid application of the excise tax, the Funds intend to make their distributions in accordance with the distribution requirements.
DISTRIBUTIONS
Each of the Payden Tax Exempt Bond Fund and the Payden California Municipal Income Fund intends to qualify to pay “exempt-interest” dividends to its shareholders, who may exclude those dividends from their gross income for Federal income tax purposes. In order to be able to pay those dividends, a Fund must satisfy the additional requirement that, at the close of each quarter of its taxable year, at least 50% of the value of its total assets must consist of obligations the interest on which is excludable from gross income under section 103(a) of the Code.

With the exception of exempt-interest dividends from the Payden Tax Exempt Bond Fund and the Payden California Municipal Income Fund, dividends paid out of a Fund’s investment company taxable income will generally be taxable to a U.S. shareholder as ordinary income. Distributions received by tax-exempt shareholders will not be subject to Federal income tax to the extent permitted under the applicable tax exemption.
For individual shareholders, a portion of the distributions paid by a Fund may be qualified dividends eligible for taxation at long-term capital gain rates to the extent the Fund designates the amount distributed as a qualifying dividend. In the case of corporate shareholders, a portion of the distributions may qualify for the inter-corporate dividends-received deduction to the extent a Fund designates the amount distributed as a qualifying dividend. Distributions of net capital gains, and designated as such, if any, are taxable as long-term capital gains, regardless of how long the shareholder has held a Fund’s shares and are not eligible for the dividends received deduction. The tax treatment of dividends and distributions will be the same whether a shareholder reinvests them in additional shares or elects to receive them in cash.
HEDGING TRANSACTIONS
Many of the options, futures contracts and forward contracts used by the Funds are “section 1256 contracts.” Any gains or losses on section 1256 contracts are generally considered 60% long-term and 40% short-term capital gains or losses (“60/40”). Also, section 1256 contracts held by a Fund at the end of each taxable year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the Code) are “marked-to-market” with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as 60/40 gain or loss.
Generally, the hedging transactions and certain other transactions in options, futures and forward contracts undertaken by a Fund, may result in “straddles” for U.S. Federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by a Fund. In addition, losses realized by a Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the investment company taxable income or net capital gain for the taxable year in which such losses are realized. Because limited regulations implementing the straddle rules have been promulgated, the tax consequences of transactions in options, futures and forward contracts to a Fund are not entirely clear. The transactions may increase the amount of short-term capital gain realized by a Fund which is taxed as ordinary income when distributed to shareholders.
Each Fund may make one or more of the elections available under the Code which are applicable to straddles. If a Fund makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections operate to accelerate the recognition of gains or losses from the affected straddle positions.
Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a fund that did not engage in such hedging transactions.
The qualifying income and diversification requirements applicable to the Fund’s assets may limit the extent to which a Fund will be able to engage in transactions in options, futures contracts or forward contracts.

SALES OF SHARES
Upon disposition of shares of a Fund (whether by redemption, sale or exchange), a shareholder will realize a gain or loss. Such gain or loss will be capital gain or loss if the shares are capital assets in the shareholder’s hands, and will be long-term or short-term generally depending upon the shareholder’s holding period for the shares. Any loss realized on a disposition will be disallowed by “wash sale” rules to the extent the shares disposed of are replaced by other Fund shares or other substantially identical stock or securities within a period of 61 days beginning 30 days before and ending 30 days after the disposition. In such a case, the basis of the shares acquired will be the basis of the shares sold, increased or decreased by the difference, if any, between the price of the acquired share and the shares sold. Any loss realized by a shareholder on a disposition of shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of capital gain dividends received by the shareholder with respect to such shares.
BACKUP WITHHOLDING
A Fund may be required to withhold for U.S. Federal income taxes at a current rate of 28% of all taxable distributions payable to shareholders who fail to provide the Fund with their correct taxpayer identification numbers or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. Federal tax liability if the required documentation is provided.
FOREIGN INVESTMENTS
Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a Fund amortizes or accrues premiums or discounts, accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain futures contracts, forward contracts and options, gains or losses attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains and losses, referred to under the Code as “Section 988” gains or losses, may increase or decrease the amount of the Fund’s investment company taxable income to be distributed to its shareholders as ordinary income.
Income received by a Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. In addition, the Funds’ investment advisers intend to manage the Funds with the intention of minimizing foreign taxation in cases where it is deemed prudent to do so. If more than 50% of the value of a Fund’s total assets at the close of its taxable year consists of securities of foreign corporations, the Fund will be eligible to elect to “pass-through” to the Fund’s shareholders the amount of foreign income and similar taxes paid by the Fund. If this election is made, a shareholder generally subject to tax will be required to include in gross income (in addition to taxable dividends actually received) his or her pro rata share of the foreign income taxes paid by the Fund, and may be entitled either to deduct (as an itemized deduction) his or her pro rata share of foreign taxes in computing his or her taxable income or to use such amount (subject to limitations) as a foreign tax credit against his or her U.S. Federal income tax liability. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. Each shareholder will be notified in writing not later than 60 days after the close of a Fund’s taxable year whether the foreign taxes paid by the Fund will “pass-through” for that year. Absent the Fund making the election to “pass through” the foreign source income and foreign taxes, none of the distributions may be treated as foreign source income for purposes of the foreign tax credit calculation.
Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder’s U.S. tax attributable to his or her total foreign source taxable income. For this purpose, if the pass-through election is made, the source of a Fund’s income will flow through to shareholders of the Fund. With respect to such election, gains from the sale of securities will be treated as derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source passive income, and to certain other types of income. Shareholders may be unable to claim a credit for the full amount of their proportionate share of the foreign taxes paid by the Fund. The foreign tax credit is modified for purposes of the Federal alternative minimum tax, and foreign taxes may not be deductible in computing alternative minimum taxable income.
CERTAIN DEBT SECURITIES
Some of the debt securities (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by a Fund may be treated as debt securities that are issued originally at a discount. Generally, the amount of the original issue discount (“OID”) is treated as interest income and is included in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. A portion of the OID includable in income with respect to certain high-yield corporate debt securities may be treated as a dividend for Federal income tax purposes.
Some of the debt securities (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by a Fund in the secondary market may be treated as having market discount. Generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt security having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the “accrued market discount” on such debt security. Market discount generally accrues in equal daily installments. A Fund may make one or more of the elections applicable to debt securities having market discount, which could affect the character and timing of recognition of income.
Some of the debt securities (with a fixed maturity date of one year or less from the date of issuance) that may be acquired by a Fund may be treated as having an acquisition discount, or OID in the case of certain types of debt securities. Generally, the Fund will be required to include the acquisition discount, or OID, in income ratably over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. The Fund may make one or more of the elections applicable to debt securities having acquisition discount, or OID, which could affect the character and timing of recognition of income.
A Fund generally will be required to distribute dividends to shareholders representing discount on debt securities that is currently includable in income, even though cash representing such income may not have been received by the Fund. Cash to pay such dividends may be obtained from sales proceeds of securities held by the Fund.
OTHER TAXES
Distributions also may be subject to additional state, local and foreign taxes, depending on each shareholder’s particular situation. Under the laws of various states, distributions of investment company taxable income generally are taxable to shareholders even though all or a substantial portion of such distributions may be derived from interest on certain Federal obligations which, if the interest were received directly by a resident of such state, would be exempt from such state’s income tax (“qualifying Federal obligations”). However, some states may exempt all or a portion of such distributions from income tax to the extent the shareholder is able to establish that the distribution is derived from qualifying Federal obligations. Moreover, for state income tax purposes, interest on some Federal obligations generally is not exempt from taxation, whether received directly by a shareholder or through distributions of investment company taxable income (for example, interest on Federal National Mortgage Association Certificates and Government National Mortgage Association Certificates). Each Fund will provide information annually to shareholders indicating the amount and percentage of the Fund’s dividend distribution which is attributable to interest on Federal obligations, and will indicate to the extent possible from what types of Federal obligations such dividends are derived.
Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund. The information above is only a summary of some of the tax considerations generally affecting the Funds and their shareholders. Paul, Hastings, Janofsky & Walker LLP, counsel to the P&R Trust, has expressed no opinion in respect thereof.

FUND PERFORMANCE
Each Fund may quote its performance in various ways. All performance information supplied by a Fund in advertising is historical and is not intended to indicate future returns. A Fund’s share price, yield and total returns fluctuate in response to market conditions and other factors, and the value of Fund shares when redeemed may be more or less than their original cost.
YIELD CALCULATIONS
Yields for each class of shares of a Fund (other than the Payden Cash Reserves Money Market Fund) used in advertising are computed by dividing the interest income of the class for a given 30-day or one month period, net of expenses allocable to the class, by the average number of shares of the class entitled to receive dividends during the period, dividing this figure by the class’ net asset value per share at the end of the period and annualizing the result (assuming compounding of income) in order to arrive at an annual percentage rate. Income is calculated for purposes of yield quotations in accordance with standardized methods applicable to bond funds. In general, interest income is reduced with respect to bonds trading at a premium over their par value by subtracting a portion of the premium from income on a daily basis, and is increased with respect to bonds trading at a discount by adding a portion of the discount to daily income. For a Fund’s investments denominated in foreign currencies, income and expenses are calculated first in their respective currencies, and converted to U.S. dollars either when they are actually converted or at the end of the period, whichever is earlier. Capital gains and losses are generally excluded from the calculation, as are gains and losses from currency exchange rate fluctuations.
The Fund may, from time to time, include the current yield or effective yield in advertisements or reports to shareholders or prospective investors. These performance figures are based on historical results calculated under uniform SEC formulas and are not intended to indicate future performance.
Yield refers to the income generated by an investment in the Fund over a seven-day period, expressed as an annual percentage rate. Effective yields are calculated similarly, but assume that the income earned from the Fund is reinvested in the Fund. Because of the effects of compounding, effective yields are slightly higher than yields.
With respect to the Payden Cash Reserves Money Market Fund, yields and effective yields for each class of shares of the Fund used in advertising are based on a seven-day base period. A yield quotation is computed by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then multiplying the base period return by 365/7 with the resulting yield figure carried to at least the nearest 0.01%. An effective yield quotation, carried to at least the nearest 0.01%, is computed by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then compounding the base period return by adding 1, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result.
Because yield accounting methods differ from the methods used for other accounting purposes, the Fund’s yield may not equal its distribution rate or income reported in the Fund’s financial statements. Yields and other performance information may be quoted numerically, or in a table, graph or similar illustration.
TOTAL RETURN CALCULATIONS
Total returns quoted in advertising with respect to shares of a Fund reflect all aspects of the Fund’s return, including the effect of reinvesting dividends and capital gain distributions, and any change in the net asset value per share over the period. Average annual total returns are calculated by determining the growth or decline in value of a hypothetical historical investment in shares of the Fund over a stated period, and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period. For example, a cumulative return of 100% over ten years would result from an average annual total return of 7.18%, which is the steady annual total return that would equal 100% growth on a compounded basis in ten years. While average annual total returns are a convenient means of comparing investment alternatives, investors should realize that a Fund’s performance is not constant over time, but changes from year to year, and that average annual total returns represent averaged figures as opposed to the actual year-to-year performance of the Fund.
The one-year, five-year, ten-year and since inception total returns for each of the Funds through October 31, 2010 were as follows:

				ANNUALIZED
				RETURN SINCE
Investor Share Class	1 YEAR	5 YEARS	10 YEARS	INCEPTION*	INCEPTION DATE
Payden Cash Reserves Money Market Fund	0.63	3.15	3.04		December 17, 1997
Payden Limited Maturity Fund	3.13	2.29	2.99		May 1, 1994
Payden Short Bond Fund	7.74	3.76	4.62		January 1, 1994
Payden U.S. Government Fund	6.20	4.43	5.06		January 1, 1995
Payden GNMA Fund	12.19	5.65	6.33		August 27, 1999
Payden Core Bond Fund	18.67	4.07	5.89		January 1, 1994
Payden Corporate Bond Fund**	—	—	—	15.43	March 12, 2009
Payden High Income Fund	27.65	3.47	4.83		December 30, 1997
Payden Tax Exempt Bond Fund	8.53	3.28	4.57		December 21, 1993
Payden California Municipal Income Fund	9.06	3.34	4.51		December 17, 1998
Payden Global Short Bond Fund	9.26	3.26	4.43		September 18, 1996
Payden Global Fixed Income Fund	12.13	4.17	5.01		September 1, 1992
Payden Emerging Markets Bond Fund	41.17	8.64	11.33		December 17, 1998
Payden Emerging Markets Local Bond Fund	—	—	—	—	September __, 2011
Payden Value Leaders Fund	7.00	-2.32	-1.89		November 1, 1996
Payden U.S. Growth Leaders Fund	10.42	0.28	-3.14		June 17, 1999
Payden Global Equity Fund	17.59	—	—	-23.04	March 31, 2008
Metzler/Payden European Emerging Markets Fund	61.44	13.32	—	20.95	December 30, 2002

Adviser Shares Class
Payden U.S. Government Fund				3.50	November 2, 2009**
Payden GNMA Fund				7.03	November 2, 2009**
Payden Core Bond Fund				6.84	November 2, 2009**
Payden High Income Fund				14.77	November 2, 2009**
Payden Emerging Markets Bond Fund				17.91	November 2, 2009**

Payden/Kravitz Cash Balance Plan Fund
Institutional Class	4.24			4.54	September 22, 2008
Adviser Class	4.02			4.30	September 22, 2008
Retirement Class	3.78			3.56	April 6, 2009

*	If less than ten years since inception.

**	Not annualized if less than one year since inception.
In addition to average annual total returns, a Fund may quote unaveraged or cumulative total returns for shares reflecting the simple change in value of an investment over a stated period of time. Average annual and cumulative total returns may be quoted as a percentage or as a dollar amount, and may be calculated for a single investment, a series of investments, and/or a series of redemptions, over any time period. Total returns may be broken down into their components of income, capital (including capital gains and changes in share price) and currency returns in order to illustrate the relationship of these factors and their contributions to total return. Total returns, yields and other performance information maybe quoted numerically, or in a table, graph or similar illustration.

OTHER INFORMATION
CAPITALIZATION OF THE P&R TRUST
Each Fund listed below is a series of the P&R Trust, an open-end management investment company organized as a Massachusetts business trust in January 1992. The capitalization of each such Fund consists solely of an unlimited number of shares of beneficial interest. The Board has currently authorized nineteen series of shares: (1) the sixteen series of Payden Funds — the Payden Cash Reserves Money Market Fund, Payden Limited Maturity Fund, Payden Short Bond Fund, Payden U.S. Government Fund, Payden GNMA Fund, Payden Core Bond Fund, Payden Corporate Bond Fund, Payden High Income Fund, Payden Tax Exempt Bond Fund, Payden California Municipal Income Fund, Payden Value Leaders Fund, Payden U.S. Growth Leaders Fund, Payden Global Short Bond Fund, Payden Global Fixed Income Fund, Payden Emerging Markets Bond Fund, Payden Emerging Markets Local Bond Fund and Payden Global Equity Fund; (2) the Metzler/Payden European Emerging Markets Fund; and (3) the Payden/Kravitz Cash Balance Plan Fund. Each of the eighteen Funds is currently open and operational.
As indicated, the Board has established more than one class of shares for each of the following Funds: (1) the Payden/Kravitz Cash Balance Plan Fund — the Institutional Class, the Adviser Class and the Retirement Class; (2) for each of the Payden U.S. Government, Payden GNMA, Payden Core Bond, Payden High Income, Payden Emerging Markets Bond and Payden U.S. Growth Leaders Funds — the Investor Class and the Adviser Class, although no Adviser Class Shares of the Payden U.S. Growth Leaders Fund have been issued to date; and (3) the Payden Cash Reserves Money Market Fund — the Investor Class and Class D, although no Class D Shares have been issued to date.
The Board may establish additional funds (with different investment objectives and fundamental policies) and additional classes of shares at any time in the future. Advisory and administrative fees will generally be charged to each class of shares based upon the assets of that class. Expenses attributable to a single class of shares will be charged to that class. Establishment and offering of additional portfolios will not alter the rights of the Funds’ shareholders. Shares do not have preemptive rights or subscription rights. All shares, when issued, will be fully paid and non-assessable by the P&R Trust. The Board may liquidate a Fund at any time without shareholder approval. In liquidation of a Fund, each shareholder is entitled to receive his or her pro rata share of the assets of the Fund.
Expenses incurred by the P&R Trust in connection with its organization and the initial public offering are being reimbursed to Payden, subject to the expense limitation described in the Prospectus under “Investment Adviser”, and amortized on a straight line basis over a period of five years. Expenses incurred in the organization of subsequently offered series of the P&R Trust will be charged to those series and will be amortized on a straight line basis over a period of not less than five years.
MASTER TRUST AGREEMENT OF THE P&R TRUST
Under Massachusetts law, shareholders of a Fund could, under certain circumstances, be held personally liable for the obligations of that Fund. However, the Master Trust Agreement disclaims liability of the shareholders of a Fund for acts or obligations of the P&R Trust, which are binding only on the assets and property of the Fund, and requires that notice of the disclaimer be given in each contract or obligation entered into or executed by a Fund or the Board. The P&R Trust Master Trust Agreement provides for indemnification out of Fund property for all loss and expense of any shareholder held personally liable for the obligations of a Fund. The risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which a Fund itself would be unable to meet its obligations and thus should be considered remote.
The Master Trust Agreement provides further that no officer or Trustee of the P&R Trust will be personally liable for any obligations of the P&R Trust, nor will any officer or Trustee be personally liable to the P&R Trust or its shareholders except by reason of his or her own bad faith, willful misfeasance, gross negligence in the performance of his or her duties or reckless disregard of his or her obligations and duties. With these exceptions, the Master Trust Agreement provides that a Trustee or officer of the P&R Trust is entitled to be indemnified against all liabilities and expenses, including reasonable accountants’ and counsel fees, incurred by the Trustee or officer in connection with the defense or disposition of any proceeding in which he or she may be involved or with which he or she may be threatened by reason of his or her being or having been a Trustee or officer.

VOTING OF THE PER TRUST
Shareholders of the Funds will vote in the aggregate and not by series or class except as otherwise required by law or when the Board determines that the matter to be voted upon affects only the interests of the shareholders of a particular series or class of shares. Pursuant to Rule 18f-2 under the 1940 Act, the approval of an investment advisory agreement or any change in a fundamental policy would be acted upon separately by the series affected. Matters such as ratification of the independent registered public accounting firm and election of Trustees are not subject to separate voting requirements and may be acted upon by shareholders of the P&R Trust voting without regard to series or class.
MARKET PRICING ERRORS
The Board has adopted “Guidelines Concerning Correction of Market Pricing Errors,” which set forth the procedures used in handling market pricing errors and their impact on a Fund’s net asset value per share (“NAV”) and its shareholders. Depending on the size of the error, corrective action may involve a prospective correction of the NAV only, correction of any erroneous NAV and compensation to the Fund, or correction of any erroneous NAV, compensation to the Fund and reprocessing of individual shareholder transactions. Under the Guidelines, exceptions to the policy may be granted as facts or circumstances warrant.
COUNSEL
Paul, Hastings, Janofsky & Walker LLP (“Paul Hastings”) acts as counsel to each of the P&R Trust and to the Independent Trustees of the P&R Trust. Paul Hastings’ address is 515 South Flower Street, Los Angeles, California 90071.
LICENSE AGREEMENT AND MARKS
Payden has entered into a non-exclusive License Agreement with the P&R Trust which permits the P&R Trust to use the name “Payden & Rygel”. Payden has the right to require the P&R Trust to cease using the name at such time as Payden is no longer employed as investment manager to the P&R Trust.
“Payden” is the service mark of Payden.
Metzler/Payden has entered into a non-exclusive License Agreement with the P&R Trust which permits the P&R Trust to use the name “Metzler/Payden”. Metzler/Payden has the right to require the P&R Trust to cease using the name at such time as Metzler/Payden is no longer employed as investment manager to the P&R Trust.
Kravitz has entered into a non-exclusive License Agreement with the P&R Trust which permits the P&R Trust to use the names “Kravitz Investment Services, Inc.” or “Kravitz.” Kravitz has the right to require the P&R Trust to cease using the name or names as such time as Payden/Kravitz is no longer employed as investment adviser to the P&R Trust.

FINANCIAL STATEMENTS
REGISTRATION STATEMENT
This SAI and the Prospectus do not contain all the information included in the P&R Trust’s registration statement filed with the SEC under the Securities Act with respect to the securities offered hereby, certain portions of which have been omitted pursuant to the rules and regulations of the SEC. The registration statement, including the exhibits filed therewith, may be examined at the offices of the SEC in Washington, D.C.
Statements contained herein and in any of the Prospectuses as to the contents of any contract or other documents referred to herein are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other documents filed as an exhibit to the P&R Trust registration statement, such statement being qualified in all respects by such reference.

THE PAYDEN & RYGEL INVESTMENT GROUP
F O R M N-1A
PART C: OTHER INFORMATION
Item 28. Exhibits.

(a.1)	Master Trust Agreement of Registrant (a).

(a.2)	Certificate of Amendment of Master Trust Agreement (b).

(a.3)	Amendment No. 2 to the Master Trust Agreement dated September 16, 1993 (c).

(a.4)	Amendment No. 3 to the Master Trust Agreement dated December 13, 1993 (d).

(a.5)	Amendment No. 4 to the Master Trust Agreement dated March 17, 1994 (e).

(a.6)	Amendment No. 5 to the Master Trust Agreement dated as of August 31, 1994 (f).

(a.7)	Amendment No. 6 to the Master Trust Agreement (g).

(a.8)	Amendment No. 7 to the Master Trust Agreement (h).

(a.9)	Amendment No. 8 to the Master Trust Agreement (i).

(a.10)	Amendment No. 9 to the Master Trust Agreement (j).

(a.11)	Amendment No. 10 to the Master Trust Agreement (k).

(a.12)	Form of Amendment No. 11 to the Master Trust Agreement (k).

(a.13)	Form of Amendment No. 12 to the Master Trust Agreement (l).

(a.14)	Form of Amendment No. 13 to the Master Trust Agreement (m).

(a.15)	Form of Amendment No. 14 to the Master Trust Agreement (u).

(a.16)	Form of Amendment No. 15 to the Master Trust Agreement (u).

(a.17)	Amendment No. 16 to the Master Trust Agreement (v).

(a.18)	Form of Amendment No. 17 to the Master Trust Agreement (v).

(a.19)	Amendment No. 18 to the Master Trust Agreement (y).

(a.20)	Amendment No. 19 to the Master Trust Agreement (y).

(a.21)	Amendment No. 20 to the Master Trust Agreement (z).

(a.22)	Form of Amendment No. 21 to the Master Trust Agreement (aa).

(a.23)	Form of Amendment No. 22 to the Master Trust Agreement (cc).

(a.24)	Form of Amendment No. 23 to the Master Trust Agreement (cc).

(a.25)	Form of Amendment No. 24 to the Master Trust Agreement (cc).

(a.26)	Form of Amendment No. 25 to the Master Trust Agreement (dd).

(a.27)	Form of Amendment No. 26 to the Master Trust Agreement (ee).

(a.28)	Form of Amendment No. 27 to the Master Trust Agreement (ee).

(a.29)	Form of Amendment No. 28 to the Master Trust Agreement (ff).

(a.30)	Form of Amendment No. 29 to the Master Trust Agreement (ff).

(a.31)	Form of Amendment No. 30 to the Master Trust Agreement (ff).

(a.32)	Form of Amendment No. 31 to the Master Trust Agreement (gg).

(a.33)	Form of Amendment No. 32 to the Master Trust Agreement (hh).

(a.34)	Form of Amendment No. 33 to the Master Trust Agreement (hh).

(a.35)	Form of Amendment No. 34 to the Master Trust Agreement (hh).

(a.36)	Form of Amendment No. 35 to the Master Trust Agreement (hh).

(a.37)	Form of Amendment No. 36 to the Master Trust Agreement (hh).

(a.38)	Form of Amendment No. 37 to the Master Trust Agreement (ii).

(a.39)	Form of Amendment No. 38 to the Master Trust Agreement (jj).

(a.40)	Form of Amendment No. 39 to the Master Trust Agreement (nn).

(a.41)	Form of Amendment No. 40 to the Master Trust Agreement (nn).

(a.42)	Form of Amendment No. 41 to the Master Trust Agreement (nn).

(a.43)	Form of Amendment No. 42 to the Master Trust Agreement (oo).

(a.44)	Form of Amendment No. 43 to the Master Trust Agreement.

(b)	By-laws of Registrant (a).

(c)	None.

(d.1)	Investment Management Agreement between Registrant and Payden & Rygel (n).

(d.2)	Amendment to Investment Management Agreement between Registrant and Payden & Rygel dated as of September 16, 1993, adding Tax-Exempt Bond Fund to the Agreement (n).

(d.3)	Amendment to Investment Management Agreement between Registrant and Payden & Rygel dated December 29, 1993, adding Short Bond, Core Bond (previously Intermediate Bond) and Opportunity Bond (previously Investment Quality Bond) Funds to the Agreement (n).

(d.4)	Amendment to Investment Management Agreement between Registrant and Payden & Rygel dated as of April 29, 1994, adding Limited Maturity Fund to the Agreement (e).

(d.5)	Amendment to Investment Management Agreement between Registrant and Payden & Rygel dated as of June 14, 1994 with respect to Class B shares (e).

(d.6)	Agreement between Registrant and Payden & Rygel dated June 14, 1994 with respect to voluntary expense limitations (g).

(d.7)	Amendment to Investment Management Agreement between Registrant and Payden & Rygel adding U.S. Treasury Fund and International Bond Fund (previously Global Opportunity Fund) to the Agreement (g).

(d.8)	Form of Amendment to Investment Management Agreement between Registrant and Payden & Rygel adding Market Return Fund to the Agreement (o).

(d.9)	Form of Amendment to Investment Management Agreement between Registrant and Payden & Rygel adding Value Leaders (previously Growth & Income) Fund to the Agreement (k).

(d.10)	Form of Amendment to Investment Management Agreement between Registrant and Payden & Rygel adding Global Short Bond Fund to the Agreement (l).

(d.11)	Form of Amendment to Investment Management Agreement between Registrant and Payden & Rygel adding Total Return Fund, International Equity Fund and Global Balanced Fund to the Agreement (m).

(d.12)	Form of Amendment to Investment Management Agreement between Registrant and Payden & Rygel adding the Cash Reserves (previously Bunker Hill) Money Market Fund to the Agreement (u).

(d.13)	Amendment to Investment Management Agreement between Registrant and Payden & Rygel adding the High Income Fund to the Agreement (v).

(d.14)	Form of Amendment to Investment Management Agreement between Registrant and Payden & Rygel adding the Emerging Markets Bond Fund, EuroDirect Fund and California Municipal Income Fund to the Agreement (w).

(d.15)	Amendment to Investment Management Agreement between Registrant and Payden & Rygel adding the U.S. Growth Leaders Fund and the European Aggressive Growth Fund to the Agreement (z).

(d.16)	Form of Amendment to Investment Management Agreement between Registrant and Payden & Rygel adding the Low Duration Bond Fund to the Agreement (aa).

(d.17)	Form of Amendment to Investment Management Agreement between Registrant and Payden & Rygel adding the GNMA Fund to the Agreement (aa).

(d.18)	Form of Amendment to Investment Management Agreement between Registrant and Payden & Rygel adding the Small Cap Leaders Fund to the Agreement (bb).

(d.19)	Form of Amendment to Investment Management Agreement between Registrant and Payden & Rygel adding the Payden Real Return Fund to the Agreement (gg).

(d.20)	Form of Amendment to Investment Management Agreement between Registrant and Payden & Rygel adding the Payden/Wilshire Longevity Fund 2010+, Payden/Wilshire Longevity Fund 2020+, Payden/Wilshire Longevity Fund 2030+ and Payden/Wilshire Longevity Fund 2040+ (hh).

(d.21)	Form of Amendment to Investment Management Agreement between Registrant and Payden & Rygel adding the Payden Global Equity Fund (ii).

(d.22)	Form of Amendment to Investment Management Agreement between Registrant and Payden & Rygel adding the Payden Corporate Bond Fund (ll).

(d.23)	Form of Amendment to Investment Management Agreement between Registrant and Payden & Rygel adding the Payden Emerging Markets Local Bond Fund.

(d.24)	Investment Management Agreement between Registrant and Payden\Kravitz Investment Advisers LLC (Formerly Payden/KDS Investment Advisers LLC) (mm).

(d.25)	Form of Investment Management Agreement between Registrant and Metzler/Payden LLC (oo).

(e.1)	Distribution Agreement between Registrant and Payden & Rygel Distributors, Inc. (n).

(e.2)	Amendment to Distribution Agreement between Registrant and Payden & Rygel Distributors dated August 31, 1992 (p).

(f)	None.

(g)	Form of Mutual Fund Custody and Services Agreement between Registrant and Boston Safe Deposit and Trust Company (ee).

(h.1)	Management and Administration Agreement between Registrant and Treasury Plus, Incorporated, dated as of January 1, 1996 (o).

(h.2)	Amendment to Management and Administration Agreement between Registrant and Treasury Plus, Incorporated, dated as of August 26, 1999 (bb).

(h.3)	Amendment to Management and Administration Agreement between Registrant and Treasury Plus, Incorporated, dated as of October 31, 2005 (oo).

(h.4)	Amendment to Management and Administration Agreement between Registrant and Treasury Plus, Incorporated, dated as of June 18, 2008 (oo).

(h.5)	Form of Accounting Services Agreement between Registrant and Boston Safe Deposit and Trust Company (ee).

(h.6)	Form of Transfer Agency Agreement between Registrant and UMB Fund Services, Inc (gg).

(h.7)	License Agreement between Registrant and Payden & Rygel (n).

(h.8)	Form of Guaranteed Expense Limitation and Reimbursement Agreement between Registrant and Payden/Kravitz Investment Advisers LLC (Formerly Payden/KDS Investment Advisers LLC) (mm).

(h.9)	Form of Temporary Expense Limitation and Reimbursement Agreement between Registrant and Payden/Kravitz Investment Advisers LLC (Formerly Payden/KDS Investment Advisers LLC) (mm).

(i.1)	Opinion of Counsel (b).

(j)	Not applicable.

(k)	Not applicable.

(l)	Investment letter of Payden & Rygel (b).

(m.1)	The Payden & Rygel Investment Group Distribution Plan, adopted September 9, 1997 (u).

(m.2)	Form of The Payden & Rygel Investment Group Rule 12b-1 Distribution Plan, amended June ___, 2009 (nn).

(n)	Form of The Payden & Rygel Investment Group Multiple Class Plan, amended June ___, 2009 (nn).

(o)	Reserved.

(p.1)	Code of Ethics of The Payden & Rygel Investment Group.

(p.2)	Code of Ethics of Payden & Rygel.

(p.3)	Code of Ethics of Metzler/Payden LLC.

(p.4)	Code of Ethics of Payden/KDS Investment Advisers LLC.

(p.5)	Supplemental Code of Ethics of The Payden & Rygel Investment Group for Principal Officers and Senior Financial Officers (gg).

(q)	Powers of Attorney of W. D. Hilton, Jr., Gerald S. Levey, M.D., Thomas V. McKernan, Rosemarie T. Nassif, Andrew J. Policano, Dennis C. Poulsen, Michael E. Salvay, Stender E. Sweeney and Mary Beth Syal (mm).

(a)	Filed as an exhibit to the Registration Statement on April 2, 1992 and incorporated herein by reference.

(b)	Filed as an exhibit to the Pre-Effective Amendment No. 2 to the Registration Statement on July 28, 1992 and incorporated herein by reference.

(c)	Filed as an exhibit to Post-Effective Amendment No. 2 to the Registration Statement and incorporated herein by reference.

(d)	Filed as an exhibit to Post-Effective Amendment No. 4 to the Registration Statement on January 24, 1994 and incorporated herein by reference.

(e)	Filed as an exhibit to Post-Effective Amendment No. 6 to the Registration Statement on June 30, 1994 and incorporated herein by reference.

(f)	Filed as an exhibit to Post-Effective Amendment No. 9 to the Registration Statement on October 17, 1994 and incorporated herein by reference.

(g)	Filed as an exhibit to Post-Effective Amendment No. 11 to the Registration Statement on January 12, 1995 and incorporated herein by reference.

(h)	Filed as an exhibit to Post-Effective Amendment No. 15 to the Registration Statement on July 6, 1995 and incorporated herein by reference.

(i)	Filed as an exhibit to Post-Effective Amendment No. 17 to the Registration Statement on October 5, 1995 and incorporated herein by reference.

(j)	Filed as an exhibit to Post-Effective Amendment No. 21 to the Registration Statement on February 7, 1996 and incorporated herein by reference.

(k)	Filed as an exhibit to Post-Effective Amendment No. 24 to the Registration Statement on May 29, 1996 and incorporated herein by reference.

(l)	Filed as an exhibit to Post-Effective Amendment No. 25 to the Registration Statement on July 3, 1996 and incorporated herein by reference.

(m)	Filed as an exhibit to Post-Effective Amendment No. 26 to the Registration Statement on September 23, 1996 and incorporated herein by reference.

(n)	Filed as an exhibit to Post-Effective Amendment No. 7 to the Registration Statement on July 1, 1994 and incorporated herein by reference.

(o)	Filed as an exhibit to Post-Effective Amendment No. 16 to the Registration Statement on September 11, 1995 and incorporated herein by reference.

(p)	Filed as an exhibit to Post-Effective Amendment No. 1 to the Registration Statement on February 17, 1993 and incorporated herein by reference.

(q)	Filed as an exhibit to Post-Effective Amendment No. 27 to the Registration Statement on December 20, 1996 and incorporated herein by reference.

(r)	Filed as an exhibit to Pre-Effective Amendment No. 1 to the Registration Statement on June 19, 1992 and incorporated herein by reference.

(s)	Filed as an exhibit to Post-Effective Amendment No. 5 to the Registration Statement on March 1, 1994 and incorporated herein by reference.

(t)	Filed as an exhibit to Post-Effective Amendment No. 29 to the Registration Statement on April 17, 1997 and incorporated herein by reference.

(u)	Filed as an exhibit to Post-Effective Amendment No. 31 to the Registration Statement on September 24, 1997 and incorporated herein by reference.

(v)	Filed as an exhibit to Post-Effective Amendment No. 34 to the Registration Statement on December 29, 1997 and incorporated herein by reference.

(w)	Filed as an exhibit to Post-Effective Amendment No. 35 to the Registration Statement on October 19, 1998 and incorporated herein by reference.

(x)	Filed as an exhibit to Post-Effective Amendment No. 36 to the Registration Statement on December 31, 1998 and incorporated herein by reference.

(y)	Filed as an exhibit to Post-Effective Amendment No. 37 to the Registration Statement on April 15, 1999 and incorporated herein by reference.

(z)	Filed as an exhibit to Post-Effective Amendment No. 38 to the Registration Statement on July 21, 1999 and incorporated herein by reference.

(aa)	Filed as an exhibit to Post-Effective Amendment No. 39 to the Registration Statement on July 29, 1999 and incorporated herein by reference.

(bb)	Filed as an exhibit to Post-Effective Amendment No. 40 to the Registration Statement on November 19, 1999.

(cc)	Filed as an exhibit to Post-Effective Amendment No. 41 to the Registration Statement on February 15, 2000.

(dd)	Filed as an exhibit to Post-Effective Amendment No. 43 to the Registration Statement on March 1, 2001.

(ee)	Filed as an exhibit to Post-Effective Amendment No. 44 to the Registration Statement on February 28, 2002.

(ff)	Filed as an exhibit to Post-Effective Amendment No. 45 to the Registration Statement on January 31, 2003.

(gg)	Filed as an exhibit to Post Effective Amendment No. 46 to the Registration Statement on February 11, 2004.

(hh)	Filed as an exhibit to Post-Effective Amendment No. 54 to the Registration Statement on June 8, 2007.

(ii)	Filed as an exhibit to Post-Effective Amendment No. 55 to the Registration Statement on January 17, 2008.

(jj)	Filed as an exhibit to Post-Effective Amendment No. 57 to the Registration Statement on April 25, 2008

(kk)	Filed as an exhibit to Post-Effective Amendment No. 58 to the Registration Statement on July 24, 2008.

(ll)	Filed as an exhibit to Post-Effective Amendment No. 59 to the Registration Statement on December 24, 2008.

(mm)	Filed as an exhibit to Post-Effective Amendment No. 61 to the Registration Statement on March 11, 2009.

(nn)	Filed as an exhibit to Post-Effective Amendment No. 63 to the Registration Statement on August 13, 2009.

(oo)	Filed as an exhibit to Post-Effective Amendment No. 66 to the Registration Statement on November 12, 2010.
Item 29. Persons Controlled by or Under Common Control with Registrant.
As of June 22, 2011, the following persons held of record 25% or more of the outstanding shares of the following funds of the Registrant:

CALIFORNIA MUNICIPAL INCOME FUND
CHARLES SCHWAB & CO	SAN FRANCISCO	CA	57.14%

CORE BOND FUND
JICARILLA APPACHE NATION	DULCE	NM	30.24%

CORE BOND FUND ADVISER CLASS
MASSACHUSETTS MUTUAL LIFE INSURANCE CO	SPRINGFIELD	MA	99.79%

CORPORATE BOND FUND
CHARLES SCHWAB & CO	SAN FRANCISCO	CA	39.17%

EMERGING MARKET BOND FUND
CHARLES SCHWAB & CO	SAN FRANCISCO	CA	28.73%

EMERGING MARKET BOND FUND ADVISER CLASS
CHARLES SCHWAB & CO	SAN FRANCISCO	CA	62.54%
NATIONAL FINANCIAL SERVICES CORP	NEW YORK	NY	34.40%

GLOBAL EQUITY FUND
CHARLES SCHWAB & CO	SAN FRANCISCO	CA	64.12%

GLOBAL FIXED INCOME FUND
TASB RISK MANAGEMENT FUND	AUSTIN	TX	28.54%
NATIONAL FINANCIAL SERVICES CORP	NEW YORK	NY	25.03%

GLOBAL SHORT BOND FUND
JICARILLA APPACHE NATION	DULCE	NM	47.23%

GNMA FUND
CHARLES SCHWAB & CO	SAN FRANCISCO	CA	34.50%

GNMA FUND ADVISER CLASS
MASSACHUSETTS MUTUAL LIFE INSURANCE CO	SPRINGFIELD	MA	33.48%
NATIONAL FINANCIAL SERVICES CORP	NEW YORK	NY	27.55%

HIGH INCOME FUND ADVISER CLASS
NATIONAL FINANCIAL SERVICES CORP	NEW YORK	NY	89.00%

MP EUROPEAN EMERGING MARKETS FUND
CHARLES SCHWAB & CO	SAN FRANCISCO	CA	48.02%

PAYDEN CASH RESERVES MONEY MARKET FUND
MAC & CO	PITTSBURGH	PA	32.89%

PAYDEN/KRAVITZ CASH BALANCE PLAN-ADVISER
CHARLES SCHWAB & CO	SAN FRANCISCO	CA	32.01%

PAYDEN/KRAVITZ CASH BALANCE PLAN-INSTIT
CHARLES SCHWAB & CO	SAN FRANCISCO	CA	37.77%

PAYDEN/KRAVITZ CASH BALANCE PLAN-RETIRE
HARTFORD LIFE INS CO	HARTFORD	CT	62.19%

TAX EXEMPT BOND FUND
CHARLES SCHWAB & CO	SAN FRANCISCO	CA	65.62%

US GOVERNMENT FUND
VALLEY MEDICAL CENTER	RENTON	WA	44.38%
PUBLIC HOSPITAL DISTRICT 2 OF KING CNTY	KIRKLAND	WA	29.06%

US GOVERNMENT FUND ADVISER CLASS
NATIONWIDE TRUST CO	COLUMBUS	OH	94.36%

VALUE LEADERS FUND
CHARLES SCHWAB & CO	SAN FRANCISCO	CA	32.90%
Item 30. Indemnification.

          Section 6.4 of Article VI of Registrant’s Master Trust Agreement, filed herewith as Exhibit a.1, provides for the indemnification of Registrant’s trustees and officers against liabilities incurred by them in connection with the defense or disposition of any action or proceeding in which they may be involved or with which they may be threatened, while in office or thereafter, by reason of being or having been in such office, except with respect to matters as to which it has been determined that they acted with willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their office (“Disabling Conduct”).
          Section 7 of Registrant’s Investment Management Agreement, filed herewith as Exhibit d.1, provides for the indemnification of Registrant’s Adviser, Payden & Rygel, against all liabilities incurred by it in performing its obligations under the Agreement, except with respect to matters involving its Disabling Conduct. Section 7 of Registrant’s Investment Management Agreement, filed herewith as Exhibit d.23, provides for the indemnification of Registrant’s Adviser, Payden/KDS Investment Advisers LLC, against all liabilities incurred by it in performing its obligations under the Agreement, except with respect to matters involving its misconduct as described therein. Section 7 of Registrant’s Investment Management Agreement, filed herewith as Exhibit d.24, provides for the indemnification of Registrant’s Adviser, Metzler/Payden LLC, against all liabilities incurred by it in performing its obligations under the Agreement, except with respect to matters involving its misconduct as described therein. Section 4 of Registrant’s Distribution Agreement, filed herewith as Exhibit e.1, provides for the indemnification of Registrant’s Distributor against all liabilities incurred by it in performing its obligations under the Agreement, except with respect to matters involving its Disabling Conduct.
          Registrant has obtained from a major insurance carrier a trustees’ and officers’ liability policy covering certain types of errors and omissions.
          Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer, or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.
Item 31. Business and Other Connections of Investment Adviser.
          During the two fiscal years ended December 31, 2010, Payden & Rygel has engaged principally in the business of providing investment services to institutional clients. During such period, the other substantial businesses, professions, vocations or employments of the directors and officers of Payden & Rygel have been as set forth below. The principal business address of such persons is 333 South Grand Avenue, Los Angeles, California 90071, except as otherwise indicated below.

Name and Principal
Business Address	Office	Other Employment
Joan A. Payden	President, CEO and Director

Robin Creswell	Managing Principal and Director	Managing Director, Payden & Rygel Global Ltd.

Edward S. Garlock	Managing Principal and Director

Asha B. Joshi	Managing Principal and Director

Brian W. Matthews	Managing Principal, Chief Financial Officer and Director	Executive Vice President and Chief Financial Officer, Metzler/Payden LLC

Gregory T. Morrison	Managing Principal and Director

James P. Sarni	Managing Principal and Director

Mary Beth Syal	Managing Principal and Director

Scott J. Weiner	Managing Principal and Director	Co-Chief Investment Officer, Metzler/Payden LLC

          Payden/Kravitz Investment Advisers LLC (“Payden/Kravitz”) is an investment adviser for the Registrant’s Payden/Kravitz Cash Balance Plan Fund. The principal address of Payden/Kravitz is 333 South Grand Avenue, Los Angeles, California 90071. Payden/Kravitz is an investment adviser under the Investment Advisers Act of 1940. To the knowledge of Registrant, none of the directors or officers of Payden/Kravitz is or has been at any time during the past two fiscal years engaged in any business, profession, vocation or employment of a substantial nature other than with Payden/Kravitz or one of its members.
           Metzler/Payden LLC (“Metzler/Payden”) is an investment adviser for the Registrant’s Metzler/Payden European Emerging Markets Fund. The principal address of Metzler/Payden is 333 South Grand Avenue, Los Angeles, California 90071. Metzler/Payden is an investment adviser under the Investment Advisers Act of 1940. To the knowledge of Registrant, none of the directors or officers of Metzler/Payden is or has been at any time during the past two fiscal years engaged in any business, profession, vocation or employment of a substantial nature other than with Metzler/Payden or one of its members.

Item 32. Principal Underwriters.
          (a) Payden & Rygel Distributors, Inc. acts as principal underwriter or depositor to the Registrant.
          (b) Information is furnished below with respect to the officers and directors of Payden & Rygel Distributors, Inc. The principal business address of such persons is 333 South Grand Avenue, Los Angeles, California 90071, except as otherwise indicated below.

Positions and
	Offices with	Positions and
Name and Principal	Principal	Offices with
Business Address	Underwriter	Registrant
Joan A. Payden	Chairman, President, Chief Executive Officer and Director	Trustee, Chairman of the Board and Chief Executive Officer

Bradley F. Hersh	Chief Financial Officer	Vice President and Treasurer

Gregory P. Brown	Vice President and Director	None

Yot Chattrabhuti	Vice President	Vice President

Edward S. Garlock	Secretary	Secretary
          (c) Not applicable.
Item 33. Location of Accounts and Records.
          All accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder are maintained either at the offices of the Registrant (333 South Grand Avenue, Los

Angeles, California 90071); its adviser, Payden & Rygel (333 South Grand Avenue, 32nd Floor, Los Angeles, California 90071); its adviser, Payden/Kravitz Investment Advisers LLC (333 South Grand Avenue, 32nd Floor, Los Angeles, California 90071); its adviser, Metzler/Payden LLC (333 South Grand Avenue, 32nd Floor, Los Angeles, California 90071); its Administrator, Treasury Plus, Inc. (333 South Grand Avenue, 32nd Floor, Los Angeles, California 90071); its Fund Accountant, The Bank of New York Mellon (135 Santilli Highway, Everett, Massachusetts 02149); its Transfer Agent, UMB Fund Services, Inc. (803 West Michigan Street, Milwaukee, Wisconsin 53233); or its Custodian, The Bank of New York Mellon (One Boston Place, Boston, Massachusetts 02108).
Item 34. Management Services.
          Not Applicable.
Item 35. Undertakings.
          Registrant hereby undertakes that if it is requested by the holders of at least 10% of its outstanding shares to call a meeting of shareholders for the purpose of voting upon the question of removal of a Trustee, it will do so and will assist in communications with other shareholders as required by Section 16(c) of the Investment Company Act of 1940.
          Registrant hereby undertakes to furnish each person to whom a prospectus is delivered with a copy of Registrant’s latest annual report to shareholders, upon request and without charge.

SIGNATURES
          Pursuant to the requirements of the Securities Act of 1933 (the “1933 Act”) and the Investment Company Act of 1940, the Registrant has duly caused this Amendment to Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Los Angeles, State of California, on the 8th day of July, 2011.

THE PAYDEN & RYGEL INVESTMENT GROUP

By	/s/ Joan A. Payden

Joan A. Payden
Chairman
          Pursuant to the requirements of the Securities Act of 1933, this Amendment to Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

/s/ Joan A. Payden Joan A. Payden	Trustee and Principal Executive Officer	July 8, 2011

Gerald S. Levey* Gerald S. Levey, M.D.	Trustee	July 8, 2011

Rosemarie T. Nassif* Rosemarie T. Nassif	Trustee	July 8, 2011

Andrew J. Policano* Andrew J. Policano	Trustee	July 8, 2011

Dennis C. Poulsen* Dennis C. Poulsen	Trustee	July 8, 2011

Thomas McKernan, Jr.* Thomas McKernan, Jr.	Trustee	July 8, 2011

Stender E. Sweeney* Stender E. Sweeney	Trustee	July 8, 2011

W. D. Hilton, Jr.* W. D. Hilton, Jr.	Trustee	July 8, 2011

/s/ Michael E. Salvay Michael E. Salvay	Trustee	July 8, 2011

/s/ Mary Beth Syal Mary Beth Syal	Trustee	July 8, 2011

/s/ Brian W. Matthews Brian W. Matthews	Principal Financial and Accounting Officer	July 8, 2011

*/s/ Joan A. Payden By: Joan A. Payden
Attorney-In-Fact

EXHIBIT INDEX
THE PAYDEN & RYGEL INVESTMENT GROUP
FORM N-1A REGISTRATION STATEMENT
POST-EFFECTIVE AMENDMENT NO. 71

Exhibit No.	Title of Exhibit

(a.44)	Form of Amendment No. 43 to the Master Trust Agreement

(d.23)	Form of Amendment to Investment Management Agreement between Registrant and Payden & Rygel adding the Payden Emerging Markets Local Bond Fund.

(p.1)	Code of Ethics of The Payden & Rygel Investment Group

(p.2)	Code of Ethics of Payden & Rygel

(p.3)	Code of Ethics of Metzler/Payden, LLC

(p.4)	Code of Ethics of Payden/Kravitz Investment Adviser LLC